As filed with the Securities and Exchange Commission on April 13, 2018

File No. 333-_____

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. ____	[ ]

(Check appropriate box or boxes)

OSI ETF TRUST
(Exact Name of Registrant as Specified in Charter)

60 State Street
Suite 700
Boston, MA 02109
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(617) 855-7670
(Registrant's Area Code and Telephone Number)

Send Copies of Communications to:

Name and Address of Agent for Service:	With a Copy to:
Connor O'Brien	Michael Mabry, Esq.
60 State Street	Stradley Ronon Stevens & Young, LLP
Suite 700	2005 Market Street, Suite 2600
Boston, MA 02109	Philadelphia, PA 19103

Approximate Date of Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Offered: Shares of Beneficial Interest, no par value, of O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF.

It is proposed that this Registration Statement will become effective on May 14, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

FQF TRUST
O'Shares FTSE U.S. Quality Dividend ETF (NYSE Arca: OUSA)
O'Shares FTSE Europe Quality Dividend ETF (NYSE Arca: OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF (NYSE Arca: OASI)
53 State Street, Suite 1308
Boston, Massachusetts 02109
(617) 292-9801
Dear Shareholder:
On behalf of the Board of Trustees of FQF Trust (the "FQF Board"), we are pleased to invite you to a Special Meeting of Shareholders (the "Special Meeting") of
•	O'Shares FTSE U.S. Quality Dividend ETF,
•	O'Shares FTSE Europe Quality Dividend ETF, and
•	O'Shares FTSE Asia Pacific Quality Dividend ETF
(each, a "Target Fund" and, collectively, the "Target Funds").
The Target Funds are series of FQF Trust, a Delaware statutory trust. The Special Meeting of Shareholders of the Target Funds is scheduled to be held at 53 State Street, Suite 1308, Boston, Massachusetts 02109 on Monday, June 18, 2018, at [10:00 a.m.], Eastern time.
As discussed in more detail in the enclosed Proxy Statement/Prospectus, at the Special Meeting, the shareholders of each Target Fund will be asked to approve an Agreement and Plan of Reorganization and Termination (the "Plan") to reorganize each Target Fund into a corresponding newly created, identically named series of OSI ETF Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds") as set forth below:
Target Funds (series of FQF Trust)		Acquiring Funds (series of OSI ETF Trust)
O'Shares FTSE U.S. Quality Dividend ETF	into	O'Shares FTSE U.S. Quality Dividend ETF
O'Shares FTSE Europe Quality Dividend ETF	into	O'Shares FTSE Europe Quality Dividend ETF
O'Shares FTSE Asia Pacific Quality Dividend ETF	into	O'Shares FTSE Asia Pacific Quality Dividend ETF

Each Acquiring Fund was established solely for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and continuing the corresponding Target Fund's business. If shareholders of your Target Fund approve the Plan, your Target Fund will be reorganized into its corresponding Acquiring Fund (each, a "Reorganization" and, collectively, the "Reorganizations"), and you will receive shares of the corresponding Acquiring Fund equal to the number of Target Fund shares you own immediately prior to your Target Fund's Reorganization in complete liquidation and dissolution of your Target Fund, and you will no longer be a shareholder of your Target Fund, but would become a shareholder of the corresponding Acquiring Fund.

Each Acquiring Fund will be managed in accordance with the same investment objective, and subject to substantially the same investment strategies, policies, and risks as the corresponding Target Fund immediately prior to its Reorganization. FTSE-Russell provides and maintains the Target Funds' underlying indices, and is expected to do so for the Acquiring Funds after the Reorganization. Each Target Fund is advised by FFCM LLC ("FFCM"). O'Shares Investments, Inc. ("OII") acts as the Sponsor of the Target Funds pursuant to a Sponsor Agreement.  Each Acquiring Fund will be managed by O'Shares Investment Advisers, LLC ("O'Shares," a subsidiary of OII) and sub-advised by FFCM. Accordingly, as is the case with the Target Funds, FFCM (as the Acquiring Funds' sub-adviser) will owe the Acquiring Funds and their shareholders fiduciary duties. In addition, O'Shares (as theAcquiring Funds' investment adviser) will owe the Acquiring Funds and theirshareholders fiduciary duties. Further, the Reorganizations are not expected to change the manner in which each Target Fund is managed, as it is anticipated that the portfolio managers for the Target Funds will be the portfolio managers for the Acquiring Funds.  The OSI ETF Trust may file for an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") to permit its series to operate as manager-of-managers funds, and if the order is granted by the SEC, and the Board of Trustees of OSI ETF Trust (the "OSI Board") determines that the Acquiring Funds may rely on the order, then O'Shares will, subject to approval by the OSI Board, be able to appoint and replace both wholly owned and unaffiliated sub-advisers, including FFCM, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, without obtaining prior shareholder approval.  Irrespective of whether the order is granted and the Acquiring Funds rely on it, O'Shares expects to retain FFCM as the sub-adviser to the Acquiring Funds for a period of at least two years from the date of closing of the Reorganizations, subject to O'Shares' fiduciary duty as investment adviser to the Acquiring Funds.
You will not incur any sales loads or similar transaction costs as a result of the proposed Reorganizations. The management fee and total annual fund operating expenses of the O'Shares FTSE U.S. Quality Dividend ETF (Acquiring Fund) are expected to be the same as the management fee and total annual fund operating expenses of the corresponding Target Fund after its Reorganization.  The management fee and total annual fund operating expenses of each of the O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (Acquiring Funds) are expected to be 10 basis points lower than the management fee and total annual fund operating expenses (after applicable fee waiver and expense reimbursement) of the corresponding Target Funds after their Reorganizations.
In addition, each Target Fund's expense limitation agreement expires after November 1, 2018.  Therefore, if the Reorganizations do not occur and FFCM does not extend the term of the expense limitation agreement for the Target Funds, the total annual operating expenses of the O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (Target Funds) would be expected to be 13 basis points and 23 basis points higher, respectively, than the total annual operating expenses of their corresponding Acquiring Funds.  For more information about fees and operating expenses please see the attached Proxy Statement/Prospectus.
The consummation of any Reorganization with respect to a Target Fund is not contingent on the approval of the Plan by shareholders of any other Target Fund.
Under the Sponsor Agreement, FFCM is required upon the request of OII, if consistent with its best interest fiduciary duty, to use its best efforts to seek approval of the Reorganizations by the FQF Board.  Accordingly, as required by the Sponsor Agreement, when OII requested the Reorganizations, FFCM performed due diligence on the Acquiring Funds and O'Shares and, based on such due diligence, recommended approval of the Reorganizations to the FQF Board.  In making this recommendation, FFCM acknowledged certain conflicts of interest, including that it was subject to the requirements of the Sponsor Agreement and could benefit from approval of the Reorganizations, in as much as it expects to be the sub-adviser to the Acquiring Funds and may benefit financially from such role.
Your vote is important.

Based in part on management's recommendation, the FQF Board recommends that you vote "FOR" the approval of the Plan to authorize the Reorganization with respect to your Target Fund.
You can vote in one of four ways:
•	By mail with the enclosed proxy card;
•	By internet through the website listed in the proxy voting instructions;
•	By telephone using the toll-free number listed in the proxy voting instructions; or
•	In person at the special shareholder meeting on Monday, June 18, 2018.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, AST Fund Solutions, LLC, toll free at [_______].

Sincerely,

/s/ William H. DeRoche

William H. DeRoche

President, FQF Trust

FQF TRUST
O'Shares FTSE U.S. Quality Dividend ETF (NYSE Arca: OUSA)
O'Shares FTSE Europe Quality Dividend ETF (NYSE Arca: OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF (NYSE Arca: OASI)

53 State Street, Suite 1308
Boston, Massachusetts 02109
 (617) 292-9801
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD JUNE 18, 2018
To the Shareholders of the above-listed funds:
Notice is hereby given of a Special Meeting of Shareholders of:
•	O'Shares FTSE U.S. Quality Dividend ETF,
•	O'Shares FTSE Europe Quality Dividend ETF, and
•	O'Shares FTSE Asia Pacific Quality Dividend ETF
(each a "Target Fund" and collectively the "Target Funds"), each a series of FQF Trust, to be held at 53 State Street, Suite 1308, Boston, Massachusetts 02109, on Monday, June 18, 2018 at [10:00 a.m.], Eastern time (together with any adjournments or postponements thereof, the "Special Meeting").
At the Special Meeting, shareholders of the Target Funds will be asked to vote on the following proposals:
1.
To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of FQF Trust (the "FQF Board") (the "Plan"), to reorganize the O'Shares FTSE U.S. Quality Dividend ETF, a series of FQF Trust, into the O'Shares FTSE U.S. Quality Dividend ETF, a newly created series of OSI ETF Trust.

2.	To approve the Plan, to reorganize the O'Shares FTSE Europe Quality Dividend ETF, a series of FQF Trust, into the O'Shares FTSE Europe Quality Dividend ETF, a newly created series of OSI ETF Trust.
3.
To approve the Plan, to reorganize the O'Shares FTSE Asia Pacific Quality Dividend ETF, a series of FQF Trust, into the O'Shares FTSE Asia Pacific Quality Dividend ETF, a newly created series of OSI ETF Trust.

The enclosed materials provide additional information about the Plan and the reorganizations. Any shareholder who owned shares of a Target Fund as of the close of business on May 7, 2018 (the "Record Date") will receive notice of the Special Meeting and will be entitled to vote on the Plan related to such Target Fund at the Special Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

Shareholders who do not expect to attend the Special Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so. The FQF Trust will admit to the Special Meeting: (1) all shareholders of record of the Target Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the FQF Trust, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification. If you plan to attend the Special Meeting, please call us toll-free at [].
Based in part on management's recommendation, the FQF Board recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your Target Fund.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 18, 2018, or any adjournment or postponement thereof. This Notice and the Combined Proxy Statement/Prospectus are available on the internet at [ ] or by calling (toll-free) [     ]. On this webpage, you also will be able to access each Target Fund's Prospectus and SAI. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of FQF Trust,

/s/ William H. DeRoche William H. DeRoche
President, FQF Trust
[         ], 2018

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.
1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS
[       ], 2018
Relating to the acquisition of the assets and assumption of the liabilities of
O'Shares FTSE U.S. Quality Dividend ETF (NYSE Arca: OUSA)
O'Shares FTSE Europe Quality Dividend ETF (NYSE Arca: OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF  (NYSE Arca: OASI)
each, a series of FQF Trust

53 State Street, Suite 1308
Boston, Massachusetts 02109
(617) 292-9801

by and in exchange for shares of beneficial interest of, respectively,
O'Shares FTSE U.S. Quality Dividend ETF (NYSE Arca: OUSA)
O'Shares FTSE Europe Quality Dividend ETF (NYSE Arca: OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF  (NYSE Arca: OASI)
each, a series of OSI ETF Trust

60 State Street, Suite 700
Boston, MA 02109
(617) 855-7670

INTRODUCTION
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of FQF Trust (the "FQF Board"), on behalf of each series of FQF Trust listed below, for use at a special meeting of shareholders to be held at 53 State Street, Suite 1308, Boston, Massachusetts 02109, on Monday, June 18, 2018, at [10:00 a.m.], Eastern time (together with any adjournments or postponements thereof, the "Special Meeting"):

•	O'Shares FTSE U.S. Quality Dividend ETF,
•	O'Shares FTSE Europe Quality Dividend ETF, and
•	O'Shares FTSE Asia Pacific Quality Dividend ETF.
Each of the O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF is referred to herein as a "Target Fund" and together as the "Target Funds."

At the Special Meeting, shareholders of the Target Funds will be asked to vote to on the following proposals:
Proposal:	Shareholders Entitled to Vote on the Proposal:
1. To approve the Agreement and Plan of Reorganization and Termination adopted by the FQF Board (the "Plan"), to reorganize the O'Shares FTSE U.S. Quality Dividend ETF, a	Shareholders of O'Shares FTSE U.S. Quality Dividend ETF

series of FQF Trust, into the O'Shares FTSE U.S. Quality Dividend ETF, a newly created series of OSI ETF Trust.
2. To approve the Plan, to reorganize the O'Shares FTSE Europe Quality Dividend ETF, a series of FQF Trust, into the O'Shares FTSE Europe Quality Dividend ETF, a newly created series of OSI ETF Trust.	Shareholders of O'Shares FTSE Europe Quality Dividend ETF
3. To approve the Plan, to reorganize the O'Shares FTSE Asia Pacific Quality Dividend ETF, a series of FQF Trust, into the O'Shares FTSE Asia Pacific Quality Dividend ETF, a newly created series of OSI ETF Trust.
Shareholders of O'Shares FTSE Asia Pacific Quality Dividend ETF

Each reorganization referred to in Proposals 1-3 above is referred to as a "Reorganization" and collectively, the "Reorganizations."  The Target Funds and Acquiring Funds are referred to in this Proxy Statement/Prospectus together as the "Funds" and each as a "Fund." The Agreement and Plan of Reorganization and Termination for each Reorganization, a form of which is attached hereto as Appendix A, is referred to as the "Plan" in this Proxy Statement/Prospectus.
The Plan provides that a Target Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for shares of beneficial interest ("shares") of the Acquiring Fund in an amount equal to the aggregate net asset value ("NAV") of the Target Fund shares then outstanding, which shares will be distributed pro rata to the shareholders of such Target Fund in complete liquidation and termination of such Target Fund. Shares of each Fund are listed for trading on NYSE Arca, Inc. (the "Exchange"). The closing of each Reorganization, which is expected to occur on or about June 22, 2018 (the "Closing Date"), is contingent upon shareholder approval of the Plan for that Target Fund.  Any shareholder who owned shares of a Target Fund as of the close of business on May 7, 2018 (the "Record Date") is receiving notice of the Special Meeting and will be entitled to vote at the Special Meeting on business related to that Target Fund. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting.  In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.
The FQF Board, which oversees the Target Funds, is soliciting proxies from shareholders of each Target Fund for the Special Meeting. This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about [     ], 2018.
Based in part on management's recommendation, the FQF Board recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your Target Fund.
This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Funds, the Acquiring Funds and the proposed Reorganizations, before voting on the Plan. If the Plan is approved with respect to your Target Fund, after the closing of that Target Fund's Reorganization, you will no longer be a shareholder of your Target Fund, but would become a shareholder in the corresponding Acquiring Fund. This Proxy Statement/Prospectus constitutes an offering of the shares of the Acquiring Funds being issued in the Reorganizations.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
Incorporation by Reference
This Proxy Statement/Prospectus is both a proxy statement for the Target Funds with respect to the Reorganizations and a prospectus for the Acquiring Funds.  As such, it contains information that a Target Fund shareholder should know about the Reorganizations before voting on the Plan, and it also sets forth information about the Acquiring Funds that a prospective investor ought to know before investing.  Shareholders should read this entire Proxy Statement/Prospectus carefully and retain it for future reference.
Additional information relating to the Acquiring Funds and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information ("SAI") dated [              ], 2018 relating to this Proxy Statement/Prospectus which is incorporated by reference herein. Additional information about the Acquiring Funds is included herein in Appendix B.
For more information about the investment objectives, strategies, restrictions and risks of the Target Funds see the following documents, which have been filed with the SEC and are incorporated by reference herein as appropriate:
i.	the Prospectus of the Target Funds, dated October 31, 2017 (File No. 811-22540);
ii.	the SAI of the Target Funds, dated October 31, 2017 (File No. 811-22540); and
iii.	the Annual Report of the Target Funds, for the fiscal year ended June 30, 2017, and Semi-Annual Report of the Target Funds, for the fiscal period ended December 31, 2017 (File No. 811-22540).
No other parts of the Prospectuses, Statements of Additional Information, Annual Report, or Semi-Annual Report, such as information relating to other series of FQF Trust, are incorporated by reference. The Acquiring Funds have not yet commenced operations and thus have not yet published an annual or semi-annual report. The Prospectuses of the Target Funds and their Annual and Semi-Annual Reports have previously been delivered to Target Fund shareholders. The Acquiring Funds are newly organized and currently have no assets or liabilities. The Acquiring Funds have been created in connection with the Reorganizations for the purpose of acquiring the assets and assuming the liabilities of their corresponding Target Funds and will not commence operations until the Reorganizations are completed.
Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by contacting your plan sponsor, broker-dealer or financial intermediary, or by visiting http://oshares.com or calling (toll-free) 855-637-5383 for documents related to the Target Funds.
The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.
No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission's Public Reference Section, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520 (1-202-551-8090) and at the following regional offices of the SEC:  Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database without charge on the SEC's website at http://www.sec.gov.

PROXY STATEMENT/PROSPECTUS
[       ], 2018
TABLE OF CONTENTS

Q&A / SYNOPSIS	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE U.S. QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST	8
ORGANIZATION	8
COMPARISON OF FEES AND EXPENSES	8
INVESTMENT OBJECTIVES & PRINCIPAL INVESTMENT STRATEGIES	10
COMPARISON OF PRINCIPAL INVESTMENT RISKS	12
COMPARISON OF MANAGEMENT OF THE FUNDS	18
OLD OUSA PERFORMANCE	20
PURCHASE AND SALE OF FUND SHARES	21
TAX INFORMATION	21
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	21
PROPOSAL 2: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE EUROPE QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST	22
ORGANIZATION	22
COMPARISON OF FEES AND EXPENSES	22
INVESTMENT OBJECTIVES & PRINCIPAL INVESTMENT STRATEGIES	24
COMPARISON OF PRINCIPAL INVESTMENT RISKS	26
COMPARISON OF MANAGEMENT OF THE FUNDS	36
OLD OEUR PERFORMANCE	38
PURCHASE AND SALE OF FUND SHARES	39
TAX INFORMATION	39
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	39
PROPOSAL 3: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE ASIA PACIFIC QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST	40
ORGANIZATION	40
COMPARISON OF FEES AND EXPENSES	40
INVESTMENT OBJECTIVES & PRINCIPAL INVESTMENT STRATEGIES	42
COMPARISON OF PRINCIPAL INVESTMENT RISKS	44
COMPARISON OF MANAGEMENT OF THE FUNDS	54
OLD OASI PERFORMANCE	56
PURCHASE AND SALE OF FUND SHARES	57
TAX INFORMATION	57
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	57
THE REORGANIZATIONS	60
THE PLAN	60
REASONS FOR THE REORGANIZATIONS	61
BOARD CONSIDERATION OF THE REORGANIZATIONS	62
FEDERAL INCOME TAX CONSEQUENCES	65
SECURITIES TO BE ISSUED AND SHAREHOLDER RIGHTS	67
CAPITALIZATION	68
ADDITIONAL INFORMATION ABOUT THE FUNDS	69
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES	69

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES	70
FUNDAMENTAL INVESTMENT RESTRICTIONS	71
ADDITIONAL RISKS OF THE FUNDS	71
PRICING OF FUND SHARES	71
PURCHASE AND SALE OF FUND SHARES	72
DIVIDENDS AND DISTRIBUTIONS	74
FREQUENT PURCHASES AND REDEMPTIONS	75
TAX CONSEQUENCES	76
DISTRIBUTION ARRANGEMENTS	77
TRUSTEES AND OFFICERS	78
SERVICE PROVIDERS	78
CHARTER DOCUMENTS	78
FINANCIAL HIGHLIGHTS	82
ADDITIONAL INFORMATION	82
QUORUM AND VOTING	82
SHARE OWNERSHIP	82
SOLICITATION OF PROXIES	84
SHAREHOLDER PROPOSALS FOR SUBSEQUENT SHAREHOLDER MEETINGS AND BOARD COMMUNICATIONS	85
OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING	85
APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUNDS	B-1
APPENDIX C – INVESTMENT POLICIES AND FUNDAMENTAL INVESTMENT RESTRICTIONS	C-1

Q&A / SYNOPSIS
This Q&A / Synopsis provides a brief overview of the key features and other matters typically of concern to shareholders considering a proposed reorganization between investment companies. The following questions and answers provide an overview to help you understand and vote on proposals to be considered at the Special Meeting. These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the Reorganizations. The description of the Reorganizations is qualified by reference to the full text of the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.
Q.	What is being proposed?
A.	Based in part on management's recommendation, the FQF Board recommends that:
Shareholders of each Target Fund listed below approve the Plan, with respect to such Target Fund, which contemplates the reorganization of the Target Fund (a series of FQF Trust) into the corresponding Acquiring Fund listed below (a newly created identically named series of OSI ETF Trust established solely for the purpose of acquiring the assets and assuming the liabilities of its corresponding Target Fund and continuing the Target Fund's business):
Target Funds (series of FQF Trust)		Acquiring Funds (series of OSI ETF Trust)
O'Shares FTSE U.S. Quality Dividend ETF	into	O'Shares FTSE U.S. Quality Dividend ETF
O'Shares FTSE Europe Quality Dividend ETF	into	O'Shares FTSE Europe Quality Dividend ETF
O'Shares FTSE Asia Pacific Quality Dividend ETF	into	O'Shares FTSE Asia Pacific Quality Dividend ETF

Q.	Why are you sending me this information?
A.
You are receiving this Proxy Statement/Prospectus because you owned shares of one or more Target Funds as of May 7, 2018 and as a shareholder of a Target Fund you have a right to vote on the Reorganization involving such Target Fund.

If the Plan for your Target Fund is approved, as of the expected closing date (on or about June 22, 2018 or as soon as reasonably practicable after shareholder approval is obtained) (the "Closing Date") you will receive shares of the corresponding Acquiring Fund equal to the number of Target Fund shares you own immediately prior to your Target Fund's Reorganization, and you will no longer be a shareholder of your Target Fund, but would become a shareholder of the corresponding Acquiring Fund.
Specifically, each Target Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for the number of shares of the corresponding Acquiring Fund equal to the number of Target Fund shares then outstanding, which shares will be distributed pro rata to the shareholders of such Target Fund in complete liquidation and dissolution of such Target Fund. The closing of each Target Fund's Reorganization, which is expected to occur on the Closing Date, is contingent upon shareholder approval of the Plan with respect to such Target Fund and further conditioned upon receipt of an opinion of counsel that each Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

Q.	How will I be affected by the Reorganizations?
A.
The Acquiring Funds have been created to have the same investment objective, and substantially the same investment strategies, risks and policies as their corresponding Target Funds. Following the Reorganizations, the primary change for Target Fund shareholders is that their Fund will be a series of OSI ETF Trust rather than a series of FQF Trust and the Acquiring Funds will be managed by O'Shares Investment Advisers, LLC ("O'Shares") and sub-advised by FFCM LLC ("FFCM"), whereas the Target Funds are managed by FFCM and sponsored by O'Shares Investments, Inc. (the "Sponsor" or "OII") (the parent company of O'Shares) and do not have a sub-adviser.

O'Shares and OSI ETF Trust may seek an exemptive order from the Securities and Exchange Commission ("SEC") that would allow the Acquiring Funds to operate in a "manager-of-managers" structure.  If the SEC approves the order, and the Board of Trustees of OSI ETF Trust (the "OSI Board") determines that the Acquiring Funds may rely on the order, then under the manager-of-managers structure, O'Shares will be able, subject to the approval of the OSI Board, to appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, without obtaining prior shareholder approval. The Acquiring Funds will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring.  Irrespective of whether the order is granted and the Acquiring Funds rely on it, O'Shares expects to retain FFCM as the sub-adviser to the Acquiring Funds for a period of at least two years from the Closing Date, subject to O'Shares' fiduciary duty as investment adviser of the Acquiring Funds.
This is in contrast to the current arrangement with respect to the Target Funds. Currently, while the FQF Board may terminate FFCM as the adviser of the Target Funds, shareholder approval would be required to replace FFCM with another investment adviser. The sole initial shareholder of each Acquiring Fund is expected to approve such Fund's participation in this manager-of-managers structure in the event the order is received and applied to the Acquiring Funds, and in voting for the Reorganizations, shareholders of the Target Funds, including in their ultimate capacities as shareholders of the Acquiring Funds, will not be asked to vote separately on this matter.
The Reorganizations are expected to take place at the close of business on or about June 22, 2018 or as soon as reasonably practicable after shareholder approval is obtained. Upon the closing of the Reorganizations, the assets and liabilities of each Target Fund will be transferred to the applicable Acquiring Fund in exchange for shares of the Acquiring Fund in accordance with the Plan. The Acquiring Funds, new series established specifically for the purpose of receiving the assets and assuming the liabilities of the Target Funds, do not currently have any assets or liabilities other than the proceeds from one share of each Acquiring Fund that has been transferred to O'Shares as the sole initial shareholder. Shareholders of the Target Funds will receive the same number of shares of the Acquiring Funds with the same aggregate NAV as the shares of the respective Target Funds they owned immediately prior to the Reorganizations and will not experience any dilution in value. After all shares of the Target Funds have been redeemed, the Target Funds will be liquidated and terminated as series of FQF Trust.

Q.	What is the purpose of the proposed Reorganizations?
A.
OSI ETF Trust was organized on April 12, 2016 and its first series, O'Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM) launched on December 30, 2016.  OSI ETF Trust currently has two exchange-traded funds ("ETFs").  O'Shares presently intends to consolidate all ETFs for which it serves as investment adviser as series of OSI ETF Trust and to launch all new ETFs through OSI ETF Trust.  The Reorganizations, if consummated, would provide Target Fund shareholders with the opportunity to continue to invest in a corresponding Acquiring Fund offering the same investment objective, and subject to substantially the same investment strategies, policies, and risks as their Target Fund, but as part of OSI ETF Trust.  O'Shares believes that it would help reduce investor confusion if all of the O'Shares branded ETFs, including the Target Funds, were on a single combined platform with O'Shares serving as the investment adviser.  Establishing the O'Shares branded fund complex in this manner also would allow O'Shares to produce combined regulatory documents and would subject all of the O'Shares branded funds to one compliance regime.  In addition, O'Shares believes that the Reorganizations would provide the Target Funds with the potential for accelerated asset growth as the Reorganizations may provide an opportunity for the Acquiring Funds to become investment options on additional ETF platforms.  Given this and other information summarized in the Proxy Statement/Prospectus, the Sponsor concluded that reorganizing the Target Funds into the Acquiring Funds would be in the best interests of the Target Funds and their shareholders and thus proposed the Reorganizations to FFCM, who recommended the Reorganizations to the FQF Board.

Q.	Once the Reorganizations are completed, who will be the investment adviser of the Acquiring Funds? Will any other service providers change?
A.
O'Shares will serve as investment adviser to the Acquiring Funds and FFCM will serve as sub-adviser to the Acquiring Funds. As sub-adviser, FFCM will be responsible for the day-to-day management of the Funds' investment portfolios and will furnish continuous advice and recommendations concerning the Acquiring Funds' investments just as it does currently for the Target Funds. FFCM, as the Acquiring Funds' sub-adviser, will be subject to the overall supervision and oversight of O'Shares and the OSI Board.  The Sponsor of the Target Funds (the parent company of O'Shares) will not serve as the sponsor of the Acquiring Funds.  Rather, O'Shares will serve as the Acquiring Funds' investment adviser and will have overall responsibility for the Acquiring Funds' investment programs. Accordingly, as is the case with the Target Funds, FFCM (as the Acquiring Funds' sub-adviser) will owe the Acquiring Funds and their shareholders fiduciary duties. In addition, O'Shares (as the Acquiring Funds' investment adviser) will owe the Acquiring Funds and their shareholders fiduciary duties. Further, thesame portfolio managers who are responsible for the day-to-day management of the Target Funds will be responsible for the day-to-day management of the Acquiring Funds. The Target Funds' administrator, fund accounting, and transfer agent, custodian, and distributor would continue to provide the same services to the Acquiring Funds after consummation of the Reorganizations. Although the Acquiring Funds' investment adviser, auditor and legal counsel differ from that of the Target Funds, such service providers are expected to provide services of at least the same scope and quality as those provided to the Target Funds by the current service providers.

O'Shares and OSI ETF Trust intend to seek an exemptive order from the SEC that would allow the Acquiring Funds to operate as manager-of-managers funds, which means that O'Shares will, subject to approval by the OSI Board, be able to appoint and replace both wholly owned and unaffiliated sub-advisers, including FFCM, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, without obtaining prior shareholder approval. Even if O'Shares receives the exemptive order and the Acquiring Funds rely on it, O'Shares expects to retain FFCM as the sub-adviser to the Acquiring Funds for at least two years from the Closing Date, subject to O'Shares' fiduciary duty as investment adviser of the Acquiring Funds.

O'Shares was founded in 2016 and currently serves as investment adviser to all of the series of OSI ETF Trust. As of February 28, 2018, O'Shares provided investment advisory services on approximately $140 million in assets. O'Shares' principal business address is 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada).  FTSE-Russell (the "Index Provider")

provides and maintains the Target Funds' underlying indices, and is expected to provide and maintain the same underlying indices for the Acquiring Funds after the Reorganizations.
Q.	Why did FFCM recommend the Reorganizations to the FQF Board? What is the recommendation of the FQF Board?
A.
In 2015 FFCM entered into a Sponsor Agreement with OII, whereby OII agreed to sponsor the Target Funds by, among other things, covering certain organizational costs and ongoing expenses of the Target Funds. The Sponsor Agreement requires FFCM, upon the request of OII, to use its best efforts to seek approval by the FQF Board ofthe reorganization of the Target Funds into another registered investment company, if consistent with FFCM's fiduciary duties to the Target Funds. In accordance with this provision of the Sponsor Agreement, OII requested that FFCM recommend the Reorganizations to the FQF Board, and after performing due diligence, FFCM concluded that it would be consistent with its fiduciary duties to the Target Funds to recommend that the FQF Board approve the Reorganizations.

After careful consideration of the circumstances and terms of the proposed Reorganizations, including the conflicts of interest in FFCM's recommendation of the Reorganizations given the terms of the Sponsor Agreement and the potential for FFCM and O'Shares to benefit financially as a result of the Reorganizations by serving, respectively, as the sub-adviser and the investment adviser to the Acquiring Funds, at meetings held on February 13, 2018, and April 13, 2018, the FQF Board, including the Trustees who are not "interested persons" of FQF Trust (as defined in the 1940 Act) (the "Independent Trustees") determined that the proposed Reorganizations would be in the best interests of each Target Fund and its shareholders.
Based in part on management's recommendation, the FQF Board recommends that you vote FOR the approval of the Plan to authorize the Reorganization with respect to your Target Fund.
Q.	Will I own the same number of shares of an Acquiring Fund as I currently own of a Target Fund?
A.	Yes. You will receive the same number of shares of the Acquiring Fund as the number of Target Fund shares you own immediately prior to your Target Fund's Reorganization.
Q.	Are there any significant differences between the investment objectives and investment strategies, policies and risks of the Target Funds and the Acquiring Funds?
A.	The investment objectives of each Target Fund and its corresponding Acquiring Fund are identical and the investment strategies, policies and risks of each Acquiring Fund and its corresponding Target Fund are substantially the same, although there may be differences in how the Funds' strategies, policies and risks are described in their respective prospectuses.  Further information comparing the investment objectives, strategies, policies, and risks is included in this Proxy Statement/Prospectus.

Q.	How does the current fee structure of the Target Funds compare to the expected fee structure of the Acquiring Funds after the Reorganizations?
A.
The management fee and total annual fund operating expenses of the O'Shares FTSE U.S. Quality Dividend ETF (Acquiring Fund) are expected to be the same as the management fee and total annual fund operating expenses of the corresponding Target Fund after its Reorganization. The management fee and total annual fund operating expenses of the O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (Acquiring Funds) are expected to be 10 basis points lower than the management fee and total annual fund operating expenses (after applicable fee waiver and expense reimbursement) of the corresponding Target Funds after their Reorganizations.

Under the unified fee structure for the Target Funds and the Acquiring Funds, FFCM and O'Shares, respectively, bear the ordinary operating expenses of the Funds. However, under the unified fee structure for the Acquiring Funds, O'Shares bears the compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), whereas such expenses were excluded from the unified fee structure for the Target Funds.  In addition, FFCM had agreed to waive its fees and expenses and reimburse expenses for the Target Funds until at least November 1, 2018 so that the total annual fund operating expenses after applicable fee waiver and expense reimbursement (except for certain fees and expenses) did not exceed 0.48% for O'Shares FTSE U.S. Quality Dividend ETF, 0.58% for O'Shares FTSE Europe Quality Dividend ETF, and 0.58% for O'Shares FTSE Asia Pacific Quality Dividend ETF.  O'Shares has not entered into such an agreement for the Acquiring Funds because of the inclusion of additional items in the unified fee for the Acquiring Funds, as discussed above.
As noted above, each Target Fund's expense limitation agreement expires after November 1, 2018.  Therefore, if the Reorganizations do not occur and FFCM does not extend the term of the expense limitation agreement for the Target Funds, the total annual operating expenses of the O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (Target Funds) would be expected to be 13 basis points and 23 basis points higher, respectively, than the total annual operating expenses  of their corresponding Acquiring Funds.
Pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus in the description of each Proposal.
Q.	What are the federal income tax consequences of the Reorganizations?
A.
Each Reorganization is expected to qualify as a "reorganization" for federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")) and will not take place unless FQF Trust and OSI ETF Trust receive a legal opinion from Stradley Ronon Stevens & Young, LLP to that effect. In general, each of the Target Funds will not recognize any capital gain or loss as a direct result of the Reorganizations, and Shareholders of each of the Target Funds will not recognize any gain or loss for federal income tax purposes upon receipt of shares of the applicable Acquiring Fund in connection with the Reorganizations. You may wish to consult you own tax adviser regarding the tax consequences of the Reorganization in light of your individual circumstances.

Q.	Will my cost basis or holding period change as a result of the Reorganizations?
A.	No, your total cost basis and holding period are not expected to change as a result of the Reorganizations.

Q.	Will there be any commission or other transactional fee in connection with the Reorganizations?
A.
No. There will be no commission or other transactional fee in connection with the Reorganizations. The shares of each Target Fund will be exchanged for shares of the corresponding Acquiring Fund of equal number and having equal net asset value, without any commission or other transactional fee being imposed.

Q.	Will the Reorganization affect my ability to buy and sell shares?
A.
No. You may continue to make additional purchases or sales of the Target Funds' shares. Any purchase or sales of Fund shares after the Reorganizations will be purchases or sales of the applicable Acquiring Fund. If the Reorganizations are approved, your Target Fund shares will automatically be converted to corresponding Acquiring Fund shares. You will receive confirmation of this transaction following the Reorganizations.

Q.	Will any Fund pay fees associated with the Reorganizations?
A.	No. O'Shares has agreed to pay all costs associated with the Reorganizations.
Q.	If shareholders approve the Plan, when will the Reorganizations take place?
A.
If approved, the Reorganizations are expected to occur on or about June 22, 2018, or as soon as reasonably practicable after shareholder approval is obtained. After completion of the Reorganizations, affected shareholders will receive a confirmation statement reflecting the number of Acquiring Fund shares owned. No certificates for shares will be issued in connection with the Reorganizations.

Q.	What happens if the Plan is not approved with respect to each Reorganization?
A.
If the Plan is not approved with respect to the Reorganization of your Target Fund, you would continue to hold shares of your Target Fund. The corresponding Acquiring Fund would not commence operations and the FQF Board would determine what further action, if any, to take, which may include liquidation of that Target Fund.

The Reorganizations will be carried out on a fund-by-fund basis. If shareholders of a Target Fund do not vote to approve the Plan with respect to their Target Fund, the Reorganization will not occur with respect to that Target Fund.  Accordingly, it is possible that if a shareholder owns shares in multiple Target Funds and one of the Reorganizations is not consummated, then after the Closing Date, such shareholder would continue to own shares of the Target Fund that failed to consummate its Reorganization and shares of an Acquiring Fund after consummation of the approved Reorganization.  While the consummation of the Reorganization of one Target Fund is not contingent on the specific consummation of the Reorganization of any other Target Fund, no Reorganization will close unless the conditions to the closing of the Plan are met or waived by the applicable parties.

Q.	How many votes am I entitled to cast?
A.
You are entitled to one vote for each Target Fund share held in your name or on your behalf on the Record Date. Shareholders of record of the Target Funds at the close of business on the Record Date will receive notice of and be asked to vote on the Plan that corresponds to such Target Fund shares held.

Q.	How can I vote my shares?
A.	You can vote in any one of four ways:
•	By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;
•	Through the internet by going to the website listed on your proxy card;
•	By telephone using the toll-free number listed on your proxy card; or
•	In person, by attending the Special Meeting.
Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.
Q.	If I vote my proxy now as requested, can I change my vote later?
A.
Yes. You may revoke your proxy vote at any time before it is voted at the Special Meeting by: (1) delivering a written revocation to the Secretary of the FQF Trust, 53 State Street, Suite 1308, Boston, Massachusetts 02109; (2) submitting a subsequently executed proxy vote; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the Reorganizations.

Q.	What is the required vote to approve the Reorganizations?
A.
Approval of each Reorganization will require the affirmative vote of a "majority of the outstanding voting securities" for each Target Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the Target Fund shares present at the Special Meeting if the holders of more than 50% of the outstanding Target Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Fund.

Q.	Whom should I call for additional information about this Proxy Statement/Prospectus?
A.	Please call AST Fund Solutions, LLC (the "Proxy Solicitor"), your Target Fund's information agent (proxy solicitor), at [___________].

PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE U.S. QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST
Proposal 1 requests your approval of the Plan on behalf of the O'Shares FTSE U.S. Quality Dividend ETF series of FQF Trust ("Old OUSA"), pursuant to which Old OUSA will be reorganized into the O'Shares FTSE U.S. Quality Dividend ETF series of the OSI ETF Trust ("New OUSA").
This discussion summarizes and compares various features of Old OUSA, the Target Fund, and its corresponding Acquiring Fund, New OUSA, including but not limited to, each Fund's organization, investment objective, fees and expenses, primary investment strategies and risks, and, with respect to Old OUSA only, historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including Old OUSA's prospectus, which is incorporated by reference. For additional information regarding New OEUR, see Appendix B — "More Information About the Acquiring Funds." There is no assurance that a Fund will achieve its investment objective.
Organization
Old OUSA is a series of FQF Trust. New OUSA is a newly created series of OSI ETF Trust established solely for the purpose of acquiring the assets and assuming the liabilities of Old OUSA and continuing Old OUSA's business after consummation of the Reorganization. Both FQF Trust and OSI ETF Trust are open-end, registered management investment companies organized as Delaware statutory trusts. New OUSA has not yet commenced operations and therefore has no performance history, but will assume Old OUSA's historical performance after its Reorganization.
Comparison of Fees and Expenses
The expenses to be paid by New OUSA after consummation of the Reorganization are expected to be the same as the expenses currently paid by Old OUSA.
The following table compares the shareholder fees and annual fund operating expenses you may bear directly or indirectly as an investor in Old OUSA (determined based on Old OUSA's average net assets as of December 31, 2017) versus the projected ("pro forma") estimated fees and expenses of New OUSA, assuming consummation of the Reorganization as of December 31, 2017. Old OUSA's total net assets were $456 million as of February 28, 2018.
The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not include any change in expense ratios resulting from a change in assets under management since December 31, 2017. More current total net asset information is available at http://oshares.com.  Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

	Old OUSA	New OUSA (Pro Forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.00%
Other Expenses(2)	0.00%	0.00%(3)

Total Annual Fund Operating Expenses	0.48%(4)	0.48%

(1)
Pursuant to a Rule 12b-1 distribution and service plan (each, a "12b-1 Plan"), each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by any Fund, and the Boards of the FQF Trust and OSI ETF Trust have not currently approved the commencement of any payments under the 12b-1 Plans.

(2)
Under the unified fee structure for New OUSA, O'Shares bears the compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), whereas such expenses were excluded from the unified fee structure for Old OUSA.

(3)	Based on estimates for the current fiscal year.
(4)
FFCM has agreed to waive its fees and reimburse expenses for Old OUSA until at least November 1, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for Old OUSA (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which FQF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.48% of Old OUSA's average daily net assets.

EXPENSE EXAMPLE:
The Example is intended to help you compare the cost of investing in Old OUSA and New OUSA after the Reorganization with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Old OUSA	$49	$154	$269	$604
New OUSA (pro forma assuming consummation of the Reorganization)	$49	$154	$269	$604

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds' performance. For the fiscal year ended June 30, 2017, Old OUSA's portfolio turnover rate was 17% of the average value of its portfolio. Because New OUSA has not yet commenced operations, New OUSA does not have a portfolio turnover rate to provide, but the portfolio turnover rate for New OUSA is expected to be comparable to Old OUSA.

Investment Objectives & Principal Investment Strategies
New OUSA is a separate series of OSI ETF Trust and has been created solely for the purpose of acquiring the assets and assuming the liabilities of Old OUSA and continuing Old OUSA's business, and will not conduct any investment operations until after consummation of the Reorganization. New OUSA will have an identical investment objective, and substantially the same investment strategies and policies as Old OUSA; however, Old OUSA has the flexibility to invest in derivatives as part of its principal investment strategies, whereas New OUSA does not expect investments in derivatives to be a principal investment strategy. The investment process that FFCM will use to select investments and determine when to sell securities for New OUSA is the same investment process that it currently uses for Old OUSA, and the description of the investment process in each Fund's prospectus is substantially similar although there may be non-material differences in how the Funds' strategies are described in their respective prospectuses.  FFCM's investment process is set forth below and in Old OUSA's prospectus, which is incorporated by reference. See Appendix B — "More Information About the Acquiring Funds" for more information regarding New OUSA's investment objective and principal investment strategies.
Investment Objectives
New OUSA has the same investment objective as Old OUSA. Specifically, New OUSA and Old OUSA seek to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index ("Target Index"). Each Fund's investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days' notice to shareholders.
Principal Investment Strategies
As noted above, although the descriptions may differ, the Funds have substantially similar principal investment strategies, except that Old OUSA generally has the flexibility to use derivatives as a part of the Fund's principal investment strategies, whereas New OUSA does not intend to use derivatives principally. The Funds' principal investment strategies are summarized in the table below.

New OUSA—Principal Investment Strategies	Old OUSA—Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the "U.S. Target Index").

The U.S. Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the U.S. Target Index are selected from the FTSE USA Index. As of February 28, 2018, the U.S. Target Index consisted of 144 securities with a market capitalization range of between $3 billion and $350 billion, with an

The Fund seeks to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the "U.S. Target Index").

The U.S. Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by FTSE-Russell (the "Index Provider"). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the U.S. Target Index are selected from the FTSE USA Index, comprised of 612 of the largest U.S. publicly-listed equities, that had an average market capitalization of $37.6

New OUSA—Principal Investment Strategies	Old OUSA—Principal Investment Strategies
average market capitalization of $58 billion.

The U.S. Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE USA Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the U.S. Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The U.S. Target Index's investable universe includes real estate investment trusts ("REITs").

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the U.S. Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the U.S. Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the U.S. Target Index. To the extent the Fund uses a representative sampling strategy, it may not track the U.S. Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the U.S. Target Index. To the extent that the U.S. Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the billion and minimum market capitalization of over $131.2 million as of June 30, 2017.

The Index Provider selects and weights securities for the U.S. Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility, and 3) high dividend yield for the twelve months preceding each annual reconstitution. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security, and are tested for liquidity semi-annually. The U.S. Target Index's investable universe includes real estate investment trusts ("REITs").
The Fund generally employs a representative sampling strategy in seeking to track the performance of the U.S. Target Index, which means it will typically invest in a portfolio of investments that collectively has an investment profile similar to the U.S. Target Index, rather than holding all of the investments in the U.S. Target Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the U.S. Target Index. To the extent that the U.S. Target Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the U.S. Target Index, but which the Adviser believes will help the Fund track the U.S. Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments including exchange-traded funds ("ETFs") and other investment company securities, derivatives, cash and cash equivalents as substitutes for one or more U.S. Target Index components or in anticipation of changes in the U.S. Target Index's components.

O'Shares Investments, Inc. is the sponsor of the Fund (the "Sponsor"). The Index Provider, in consultation with the Sponsor, developed the U.S. Target Index methodology. The Index Provider is

New OUSA—Principal Investment Strategies	Old OUSA—Principal Investment Strategies
same extent.

The Fund may invest up to 20% of its total assets in investments not included in the U.S. Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the U.S. Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more U.S. Target Index components or in anticipation of changes in the U.S. Target Index's components.

The Index Provider, in consultation with OII, developed the U.S. Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the U.S. Target Index.
responsible for the ongoing maintenance, compilation, calculation and administration of the U.S. Target Index.

Comparison of Principal Investment Risks
The chart below compares the principal risks of Old OUSA and New OUSA. Because Old OUSA and New OUSA have the same investment objective and substantially the same principal investment strategies, the principal risks are substantially the same for each Fund, with the exception of derivatives risk and leverage risk, which are principal investment risks only of Old OUSA. There may be non-material differences in how the Funds' risks are described below as compared to Old OUSA's prospectus.

Risks	Old OUSA	New OUSA

Authorized Participants Concentration Risk	X	X
Cash and Cash Equivalents Risk	X	X
Concentration Risk	X	X
Derivatives Risk	X
Dividend-Paying Stocks Risk	X	X
Equity Investing Risk	X	X
ETFs and Other Investment Companies Risk	X	X
Index-Related Risk	X	X
Large Capitalization Securities Risk	X	X
Leverage Risk	X
Liquidity Risk	X	X
Market Events Risk	X	X
Mid-Capitalization Securities Risk	X	X
Multifactor Risk		X
Premium-Discount Risk	X	X
Quality Stocks Risk	X	X
REIT Risk	X	X
Sampling Risk		X
Secondary Market Trading Risk	X	X

Risks	Old OUSA	New OUSA
Sector Risk	X	X
Tracking Error Risk	X	X
Volatility Risk	X	X

The principal risks and special considerations associated with investing in each Fund are set forth below.  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is designed to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on such Fund's investments. The greater a Fund's investment in a particular security, the greater such Fund's exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in such Fund.
For risks included in Old OUSA's prospectus and Appendix B herein with respect to New OUSA, the discussion below presents the risks as disclosed in Appendix B.  For derivatives risk, and leverage risk which apply only to Old OUSA, the discussion below presents the risks as disclosed in Old OUSA's prospectus.  As with any security, an investment in any Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Each Fund's returns and yields will vary, and you could lose money. For purposes of these Principal Investment Risks, references to the "Adviser" include FFCM for Old OUSA, and O'Shares and FFCM for New OUSA.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.
Concentration Risk. To the extent that the Fund's Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund's performance could also be affected if the sectors or industries do not perform as expected.
Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives — such as futures contracts and swap agreements, including credit default swaps and total return swaps, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. A Fund's use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.
Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.
Certain derivatives transactions, including over-the-counter ("OTC") swaps and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.
The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, a Fund bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to a Fund. A Fund will have exposure to derivative instruments involving counterparties that FCCM reasonably believes are capable of performing under the contract.
The changes enacted by the Dodd-Frank Wall Street Reform and Consumer Protection Act and any future revisions may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives or restrict the ability of a Fund  to enter into certain types of derivative transactions.
Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund's ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company's securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.
When a Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund's fees and expenses. As a result, a Fund's investment in an investment company could cause the Fund's operating expenses to be higher and performance to be lower.
Through its investments in investment companies, a Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which a Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.
Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund's portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.

Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
Leverage Risk. A Fund could become exposed to leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund's returns and may lead to a more volatile share price.
Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  The value of the Fund's investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.  The value of the Fund's investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.
Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuer's securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ.  Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than

NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in or exposure to REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in or exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
During a "flash crash," the market prices of the Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund's shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of its Target Index.  The Fund's return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund's securities holdings to reflect changes in the composition of the Target Index. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund's NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security.  In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying FTSE index, will not be the same as it has historically been, and thus that the Target Index will not exposed to the less volatile securities in the underlying FTSE index universe. Volatile stocks are subject to sharp swings in value.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Comparison of Management of the Funds
Investment Adviser—Old OUSA: FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the investment adviser to Old OUSA. FFCM has served as the investment adviser to Old OUSA since its inception and, as of February 28, 2018, FFCM provided supervisory and management services on approximately $954 million in assets through mutual funds and exchange-traded funds.
Investment Adviser—New OUSA: O'Shares, 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada), is the investment adviser to New OUSA, and FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the sub-adviser to New OUSA. New OUSA will be managed in accordance with the same investment objective, and substantially the same investment strategies, policies, risks as Old OUSA immediately prior to its Reorganization.
O'Shares has the overall responsibility for New OUSA's investment program.  FFCM is responsible for trading portfolio securities and other investment instruments on behalf of New OUSA, including selecting broker-dealers to execute purchase and sale transactions, as instructed by O'Shares or in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of

O'Shares and the OSI Board. O'Shares oversees FFCM for compliance with New OUSA's investment objective, policies, strategies and restrictions.
O'Shares was founded in 2016 and currently serves as investment adviser to the other series of OSI ETF Trust. As of February 28, 2018, O'Shares provided investment advisory services on approximately $140 million in assets.
O'Shares and OSI ETF Trust may seek an exemptive order from the SEC that would allow New OUSA to operate in a "manager-of-managers" structure.  If the SEC approves the order, and the OSI Board determines that New OUSA may rely on the order, then under the manager-of-manger structure, O'Shares, as New OUSA's investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to OSI Board approval without obtaining prior shareholder approval (the "Manager-of-Managers Structure"). New OUSA will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide New OUSA with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.  Irrespective of whether the order is granted and whether New OUSA relies on it, O'Shares expects to retain FFCM as the sub-adviser to New OUSA for a period of at least two years from the Closing Date, subject to O'Shares fiduciary duty as investment adviser to New OUSA.
The use of the Manager-of-Managers Structure with respect to New OUSA will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager-of-Managers Structure, O'Shares will have the ultimate responsibility, subject to oversight by the OSI Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. O'Shares will also, subject to the review and approval of the OSI Board: set New OUSA's overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund's investment objective, policies and restrictions. Subject to the review of the OSI Board, O'Shares will allocate and, when appropriate, reallocate New OUSA's assets among sub-advisers and monitor and evaluate the sub-advisers' performance. The OSI Board has approved the use of the Manager-of-Managers Structure for New OUSA and the sole initial shareholder of New OUSA is expected to approve the use of the Manager-of-Managers Structure on behalf of New OUSA prior to the Closing Date.
Portfolio Managers—Old OUSA: William DeRoche, Ronald C. Martin, Jr., and Philip Lee are responsible for the day-to-day management of Old OUSA and have each served in such capacity since the Fund's inception.
Portfolio Managers—New OUSA: The same portfolio managers responsible for the day-to-day management of Old OUSA will be responsible for the day-to-day management of New OUSA.
William DeRoche, CFA, is co-portfolio manager of Old OUSA, which he has co-managed since inception. Prior to joining FFCM, Mr. DeRoche was a Vice President at State Street Global Advisors ("SSgA") and was the head of the firm's U.S. Enhanced Equities team from 2003 to 2010. His focus was on U.S. strategies, as well as providing quantitative research on SSgA's stock ranking models and portfolio construction. During Mr. DeRoche's time at SSgA, the Global Enhanced Equities team grew to over $100 billion in assets. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.  Mr. DeRoche holds a Bachelor of Science degree in Electrical Engineering from the United States Naval Academy and a Master of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. He also earned the Chartered Financial Analyst designation.

Ronald C. Martin, Jr., CFA, is co-portfolio manager of Old OUSA, which he has co-managed since inception. Prior to joining FFCM, Mr. Martin was a Vice President at SSgA and a Senior Portfolio Manager in the firm's Global Enhanced Equities group from 2001 to 2010. He provided quantitative research and portfolio management for multiple investment strategies. During Mr. Martin's time at SSgA, the Global Enhanced Equities team grew from $3 billion in assets to over $100 billion. Prior to joining SSgA in 2001, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Mr. Martin has worked in the investment industry since 1993.  Mr. Martin earned his Bachelor of Arts degree in Economics from Colby College and his Master of Business Administration degree in Finance from Georgetown University. He also earned the Chartered Financial Analyst designation.
Philip Lee, PhD, is co-portfolio manager of Old OUSA, which he has co-managed since inception. Prior to joining FFCM, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP from 2005 to 2008 responsible for supervising electronic trade execution, automating trade operations and building out systems infrastructure. Prior to that role, he co-managed statistical arbitrage strategies in the Japanese Equity Market. Previously, Mr. Lee was Director of Development at Principia Capital Management, LLC from 2002 to 2005, a statistical arbitrage hedge fund, where he developed the firm's quantitative research and trading platforms. Prior to joining Principia, Mr. Lee was a Vice President in Goldman Sachs' Fixed Income Derivatives Unit from 1992 to 2000.  Mr. Lee holds engineering degrees from the University of Pennsylvania (Ph.D.) and The Cooper Union.
The SAI relating to this Proxy Statement/Prospectus provides information about the co-portfolio managers' compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific fund(s) they manage and the aggregate range of their individual ownership in all investment companies advised by O'Shares and overseen by the OSI Board.
Old OUSA Performance
New OUSA has been established solely for the purpose of acquiring the assets and assuming the liabilities of Old OUSA and continuing Old OUSA's business after consummation of its Reorganization. New OUSA has not yet commenced operations and therefore has no performance history, but will assume Old OUSA's historical performance after its Reorganization. The bar charts and tables below provide an indication of the risks of investing in New OUSA after the Reorganizations by showing Old OUSA's performance for the calendar years ended December 31, 2016 and 2017 and by showing how Old OUSA's average annual returns for certain time periods compare with the average annual returns of the Target Index and of other benchmarks of market performance. Old OUSA commenced operations on July 14, 2015. Old OUSA's past performance (before and after taxes) is not necessarily an indication of how Old OUSA or New OUSA will perform in the future.  For current performance information, visit Old OUSA's website at http://oshares.com.
Annual Total Returns for Old OUSA Shares (calendar year-end)
2016	2017
12.31%	18.78%

Year to date as of March 31, 2018: 3.82%
Highest Quarterly Return: 6.21% (December 31, 2017)
Lowest Quarterly Return: (0.59)% (September 30, 2016)

The after-tax returns presented in the table below are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	Since Inception (07/14/2015)
Old OUSA
Return Before Taxes	18.78%	12.98%
Return After Taxes on Distributions	18.14%	12.35%
Return After Taxes on Distributions and Sale of Fund Shares	11.10%	10.01%
FTSE US Qual/Vol/Yield Factor 5% Capped Index(1)	19.38%	13.52%
S&P 500 Index(1)	21.83%	12.62%
FTSE USA Index(1)	22.09%	12.41%
(1) Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
Purchase and Sale of Fund Shares
Each Fund is an exchange-traded fund or ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. Each Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
Each Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), O'Shares and its related companies may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Based in part on management's recommendation, the FQF Board recommends that you vote "FOR" the approval of the Plan to authorize the Reorganization with respect to Old OUSA.

PROPOSAL 2: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE EUROPE QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST
Proposal 2 requests your approval of the Plan on behalf of the O'Shares FTSE Europe Quality Dividend ETF series of FQF Trust ("Old OEUR"), pursuant to which Old OEUR will be reorganized into the O'Shares FTSE Europe Quality Dividend ETF series of the OSI ETF Trust ("New OEUR").
This discussion summarizes and compares various features of Old OEUR, the Target Fund, and its corresponding Acquiring Fund, New OEUR, including but not limited to, each Fund's organization, investment objective, fees and expenses, primary investment strategies and risks, and, with respect to Old OEUR only, historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including Old OEUR's prospectus, which is incorporated by reference. For additional information regarding New OEUR, see Appendix B — "More Information About the Acquiring Funds." There is no assurance that a Fund will achieve its investment objective.
Organization
Old OEUR is a series of FQF Trust. New OEUR is a newly created series of OSI ETF Trust established solely for the purpose of acquiring the assets and assuming the liabilities of Old OEUR and continuing Old OEUR's business after consummation of the Reorganization. Both FQF Trust and OSI ETF Trust are open-end, registered management investment companies organized as Delaware statutory trusts. New OEUR has not yet commenced operations and therefore has no performance history, but will assume Old OEUR's historical performance after its Reorganization.
Comparison of Fees and Expenses
The expenses to be paid by New OEUR after consummation of the Reorganization are expected to be 10 basis points lower than the expenses (after applicable fee waiver and expense reimbursement) currently paid by Old OEUR.
Additionally, Old OEUR's expense limitation agreement expires after November 1, 2018.  Therefore, if the Reorganizations do not occur and FFCM does not extend the term of the expense limitation agreement for Old OEUR, the total annual operating expenses of Old OEUR would be expected to be 13 basis points higher than the total annual operating expenses of New OEUR.
The following table compares the shareholder fees and annual fund operating expenses you may bear directly or indirectly as an investor in Old OEUR (determined based on Old OEUR's average net assets as of December 31, 2017) versus the projected ("pro forma") estimated fees and expenses of New OEUR, assuming consummation of the Reorganization as of December 31, 2017. Old OEUR's total net assets were $50 million as of February 28, 2018.
The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not include any change in expense ratios resulting from a change in assets under management since December 31, 2017. More current total net asset information is available at http://oshares.com.  Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

	Old OEUR	New OEUR (Pro Forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.00%
Other Expenses(2)	0.03%	0.00%(3)
Total Annual Fund Operating Expenses	0.61%(4),(5)	0.48%

(1)
Pursuant to a Rule 12b-1 distribution and service plan (each, a "12b-1 Plan"), each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by any Fund, and the Boards of the FQF Trust and OSI ETF Trust have not currently approved the commencement of any payments under the 12b-1 Plans.

(2)
Under the unified fee structure for New OEUR, O'Shares bears the compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), whereas such expenses were excluded from the unified fee structure for Old OEUR.

(3)	Based on estimates for the current fiscal year.
(4)
FFCM has agreed to waive its fees and reimburse expenses for Old OEUR until at least November 1, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for Old OEUR (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which FQF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.58% of the Fund's average daily net assets.

(5)
Under the expense limitation agreement discussed in Note 4 above, until at least November 1, 2018 the total annual fund operating expenses of Old OEUR, after fee waiver and expense reimbursement, is 0.58% of the Fund's average daily net assets.

EXPENSE EXAMPLE:
The Example is intended to help you compare the cost of investing in Old OEUR and New OEUR after the Reorganization with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same each year, except that Old OEUR's expenses are reduced during the first year by the Fund's expense limitation agreement. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Old OEUR	$59	$192	$337	$759
New OEUR (pro forma assuming consummation of the Reorganization)	$49	$154	$269	$604

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds' performance. For the fiscal year ended June 30, 2017, Old OEUR's portfolio turnover rate was 30% of the average value of its portfolio. Because New OEUR has not yet commenced operations, New OEUR does not have a portfolio turnover rate to provide, but the portfolio turnover rate for New OEUR is expected to be comparable to Old OEUR.
Investment Objectives & Principal Investment Strategies
New OEUR is a separate series of OSI ETF Trust and has been created solely for the purpose of acquiring the assets and assuming the liabilities of Old OEUR and continuing Old OEUR's business, and will not conduct any investment operations until after consummation of the Reorganization. New OEUR will have an identical investment objective, and substantially the same investment strategies and policies as Old OEUR; however, Old OEUR has the flexibility to invest in derivatives as part of its principal investment strategies, whereas New OEUR does not expect investments in derivatives to be a principal investment strategy. The investment process that FFCM will use to select investments and determine when to sell securities for New OEUR is the same investment process that it currently uses for Old OEUR, and the description of the investment process in each Fund's prospectus is substantially similar although there may be non-material differences in how the Funds' strategies are described in their respective prospectuses.  FFCM's investment process is set forth below and in Old OEUR's prospectus, which is incorporated by reference. See Appendix B — "More Information About the Acquiring Funds" for more information regarding New OEUR's investment objective and principal investment strategies.
Investment Objectives
New OEUR has the same investment objective as Old OEUR. Specifically, New OEUR and Old OEUR seek to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index ("Target Index"). Each Fund's investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days' notice to shareholders.
Principal Investment Strategies
As noted above, although the descriptions may differ, the Funds have substantially similar principal investment strategies, except that Old OEUR generally has the flexibility to use derivatives as a part of the Fund's principal investment strategies, whereas New OEUR does not intend to use derivatives principally. The Funds' principal investment strategies are summarized in the table below.
New OEUR —Principal Investment Strategies	Old OEUR —Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the "Europe Target Index").

The Europe Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in

The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the "Europe Target Index").

The Europe Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-

New OEUR —Principal Investment Strategies	Old OEUR —Principal Investment Strategies
Europe exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Europe Target Index are selected from the FTSE Developed Europe Index.  As of February 28, 2018, the Target Index consisted of 185 securities with a market capitalization range of between $3 billion and $247 billion, with an average market capitalization of $26 billion.

The Europe Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Europe Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE Developed Europe Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Europe Target Index.  Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Europe Target Index's investable universe includes real estate investment trusts ("REITs").

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Europe Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Europe Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Europe Target Index.

paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by FTSE-Russell (the "Index Provider"). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Europe Target Index are selected from the FTSE Developed Europe Index, comprised of 543 of the largest Developed Europe publicly-listed equities that had an average market capitalization of $21 billion and minimum market capitalization of approximately $212 million as of June 30, 2017. The Index Provider selects and weights securities for the Europe Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility, and 3) high dividend yield for the twelve months preceding each annual reconstitution. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security and are tested for liquidity semi-annually. The Europe Target Index's investable universe includes real estate investment trusts ("REITs").

The Fund expects to employ a representative sampling strategy in seeking to track the performance of the Europe Target Index, which means it will typically invest in a portfolio of investments that collectively has an investment profile similar to the Europe Target Index, rather than holding all of the investments in the Europe Target Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Europe Target Index. To the extent that the Europe Target Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Europe Target Index, but which the Adviser believes will help the Fund track the Europe Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments including

New OEUR —Principal Investment Strategies	Old OEUR —Principal Investment Strategies
To the extent the Fund uses a representative sampling strategy, it may not track the Europe Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Europe Target Index and in depositary receipts representing such securities. To the extent that the Europe Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Europe Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the Europe Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more Europe Target Index components or in anticipation of changes in the Europe Target Index's components.

The Index Provider, in consultation with OII, developed the Europe Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Europe Target Index.

derivatives, cash and cash equivalents as substitutes for one or more Europe Target Index components or in anticipation of changes in the Europe Target Index's components.

O'Shares Investments, Inc. is the sponsor of the Fund (the "Sponsor"). The Index Provider, in consultation with the Sponsor, developed the Europe Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Europe Target Index.

Comparison of Principal Investment Risks
The chart below compares the principal risks of Old OEUR and New OEUR. Because Old OEUR and New OEUR have the same investment objective and substantially the same principal investment strategies, the principal risks are substantially the same for each Fund, with the exception of derivatives risk, leverage risk and large shareholder risk, which are principal investment risks only of Old OEUR. There may be non-material differences in how the Funds' risks are described below as compared to Old OEUR's prospectus.

Risks	Old OEUR	New OEUR

Authorized Participants Concentration Risk	X	X
Cash and Cash Equivalents Risk	X	X
Concentration Risk	X	X

Risks	Old OEUR	New OEUR
Depositary Receipts Risk	X	X
Derivatives Risk	X
Dividend-Paying Stocks Risk	X	X
Equity Investing Risk	X	X
ETFs and Other Investment Companies Risk	X	X
Europe Risk	X	X
Foreign Investment Risk	X	X
Geographic Concentration Risk	X	X
Index-Related Risk	X	X
International Closed Market Trading Risk	X	X
Large Capitalization Securities Risk	X	X
Large Shareholder Risk	X
Leverage Risk	X
Liquidity Risk	X	X
Market Events Risk	X	X
Mid-Capitalization Securities Risk	X	X
Multifactor Risk		X
Premium-Discount Risk	X	X
Quality Stocks Risk	X	X
REIT Risk	X	X
Sampling Risk		X
Secondary Market Trading Risk	X	X
Sector Risk	X	X
Tracking Error Risk	X	X
Volatility Risk	X	X

The principal risks and special considerations associated with investing in each Fund are set forth below.  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is designed to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on such Fund's investments. The greater a Fund's investment in a particular security, the greater such Fund's exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in such Fund.
For risks included in Old OEUR's prospectus and Appendix B herein with respect to New OEUR, the discussion below presents the risks as disclosed in Appendix B.  For derivatives risk, large shareholder risk, and leverage risk which apply only to Old OEUR, the discussion below presents the risks as disclosed in Old OEUR's prospectus.  As with any security, an investment in any Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Each Fund's returns and yields will vary, and you could lose money. For purposes of these Principal Investment Risks, references to the "Adviser" include FFCM for Old OEUR, and O'Shares and FFCM for New OEUR.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.
Concentration Risk. To the extent that the Fund's Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund's performance could also be affected if the sectors or industries do not perform as expected.
Depositary Receipts Risk. The Fund's investments in foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile. Distributions paid to holders of depositary receipts, such as the Fund, may be subject to a fee charged by the depositary.  Depositary receipts may be "sponsored" or "unsponsored" and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The Fund's investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. The Adviser will determine the liquidity of these investments pursuant to guidelines established by the OSI Board. If a particular investment in such ADRs, GDRs or EDRs is deemed illiquid, that investment will be included within the Fund's limitation on investments in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell these types of ADRs, GDRs or EDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Also, the Fund may have limited voting rights and investment restrictions in certain countries may adversely impact the value of the depositary receipt. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.
Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives — such as futures contracts and swap agreements, including credit default swaps and total return swaps, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. A Fund's use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.
Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.
Certain derivatives transactions, including over-the-counter ("OTC") swaps and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.
The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, a Fund bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to a Fund. A Fund will have exposure to derivative instruments involving counterparties that FCCM reasonably believes are capable of performing under the contract.
The changes enacted by the Dodd-Frank Wall Street Reform and Consumer Protection Act and any future revisions may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives or restrict the ability of a Fund  to enter into certain types of derivative transactions.
Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund's ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company's securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.
When a Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund's fees and expenses. As a result, a Fund's investment in an investment company could cause the Fund's operating expenses to be higher and performance to be lower.
Through its investments in investment companies, a Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which a Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.
Europe Risk. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels in several European countries, including Greece, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the EU.  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties, and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London's economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the economy and currency of the United Kingdom may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Foreign Investment Risk. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs or GDRs, are subject to special risks, including the following:
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell Fund shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions, may, without prior warning, lead to government intervention and the imposition of "capital controls" or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.
Currency Risk. The Fund's NAV is determined on the basis of U.S. dollars; therefore, unless perfectly hedged, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the Fund and the price of the Fund's shares. Devaluation of a currency by a country's government or banking authority would have a significant impact on the value of any investments denominated in that currency.
Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Fund's investments to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests or to which it has exposure. With respect to certain countries, there is the possibility of the default or threat of default by a country on its sovereign debt. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of a Fund's shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.
Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund's portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.
International Closed Market Trading Risk. Because the Fund's underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.
Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
Large Shareholder Risk. Certain large shareholders, including other funds advised by the Funds' Adviser, may from time to time own a substantial amount of a Fund's shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of a Fund's shares by these shareholders may adversely affect the Fund's liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV and increase the Fund's brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of a Fund's shares.
Leverage Risk. A Fund could become exposed to leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund's returns and may lead to a more volatile share price.
Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  The value of the Fund's investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.  The value of the Fund's investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.
Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuer's securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ.  Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in or exposure to REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in or exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
During a "flash crash," the market prices of the Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund's shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of its Target Index.  The Fund's return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund's securities holdings to reflect changes in the composition of the Target Index. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund's NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security.  In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying FTSE index, will not be the same as it has historically been, and thus that the Target Index will not exposed to the less volatile securities in the underlying FTSE index universe. Volatile stocks are subject to sharp swings in value.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Comparison of Management of the Funds
Investment Adviser—Old OEUR: FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the investment adviser to Old OEUR. FFCM has served as the investment adviser to Old OEUR since its inception and, as of February 28, 2018, FFCM provided supervisory and management services on approximately $954 million in assets through mutual funds and exchange-traded funds.
Investment Adviser—New OEUR: O'Shares, 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada), is the investment adviser to New OEUR, and FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the sub-adviser to New OEUR. New OEUR will be managed in accordance with the same investment objective, and substantially the same investment strategies, policies, risks as Old OEUR immediately prior to its Reorganization.
O'Shares has the overall responsibility for New OEUR's investment program.  FFCM is responsible for trading portfolio securities and other investment instruments on behalf of New OEUR, including selecting broker-dealers to execute purchase and sale transactions, as instructed by O'Shares or in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of O'Shares and the OSI Board. O'Shares oversees FFCM for compliance with New OEUR's investment objective, policies, strategies and restrictions.
O'Shares was founded in 2016 and currently serves as investment adviser to the other series of OSI ETF Trust. As of February 28, 2018, O'Shares provided investment advisory services on approximately $140 million in assets.
O'Shares and OSI ETF Trust may seek an exemptive order from the SEC that would allow New OEUR to operate in a "manager-of-managers" structure.  If the SEC approves the order, and the OSI Board determines that New OEUR may rely on the order, then under the manager-of-manger structure, O'Shares, as New OEUR's investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to OSI Board approval without obtaining prior shareholder approval (the "Manager-of-Managers Structure"). New OEUR will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide New OEUR with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.  Irrespective of whether the order is granted and whether New OEUR relies on it, O'Shares expects to retain FFCM as the sub-adviser to New OEUR for a period of at least two years from the Closing Date, subject to O'Shares fiduciary duty as investment adviser to New OEUR.
The use of the Manager-of-Managers Structure with respect to New OEUR will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager-of-Managers Structure, O'Shares will have the ultimate responsibility, subject to oversight by the OSI Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. O'Shares will also, subject to the review and approval of the OSI Board: set New OEUR's overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund's investment objective, policies and restrictions. Subject to the review of the OSI Board, O'Shares will allocate and, when appropriate, reallocate New OEUR's assets among sub-advisers and monitor and evaluate the sub-advisers' performance. The OSI Board has approved the use of the Manager-of-Managers Structure for New OEUR and the sole initial shareholder of New OEUR is expected to approve the use of the Manager-of-Managers Structure on behalf of New OEUR prior to the Closing Date.
Portfolio Managers—Old OEUR: William DeRoche, Ronald C. Martin, Jr., and Philip Lee are responsible for the day-to-day management of Old OEUR and have each served in such capacity since the Fund's inception.
Portfolio Managers—New OEUR: The same portfolio managers responsible for the day-to-day management of Old OEUR will be responsible for the day-to-day management of New OEUR.
William DeRoche, CFA, is co-portfolio manager of Old OEUR, which he has co-managed since inception. Prior to joining FFCM, Mr. DeRoche was a Vice President at State Street Global Advisors ("SSgA") and was the head of the firm's U.S. Enhanced Equities team from 2003 to 2010. His focus was on U.S. strategies, as well as providing quantitative research on SSgA's stock ranking models and portfolio construction. During Mr. DeRoche's time at SSgA, the Global Enhanced Equities team grew to over $100 billion in assets. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.  Mr. DeRoche holds a Bachelor of Science degree in Electrical Engineering from the United States Naval Academy and a Master of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. He also earned the Chartered Financial Analyst designation.
Ronald C. Martin, Jr., CFA, is co-portfolio manager of Old OEUR, which he has co-managed since inception. Prior to joining FFCM, Mr. Martin was a Vice President at SSgA and a Senior Portfolio Manager in the firm's Global Enhanced Equities group from 2001 to 2010. He provided quantitative research and portfolio management for multiple investment strategies. During Mr. Martin's time at SSgA, the Global Enhanced Equities team grew from $3 billion in assets to over $100 billion. Prior to joining SSgA in 2001, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Mr. Martin has worked in the investment industry since 1993.  Mr. Martin earned his Bachelor of Arts degree in Economics from Colby College and his Master of Business Administration degree in Finance from Georgetown University. He also earned the Chartered Financial Analyst designation.
Philip Lee, PhD, is co-portfolio manager of Old OEUR, which he has co-managed since inception. Prior to joining FFCM, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP from 2005 to 2008 responsible for supervising electronic trade execution, automating trade operations and building out systems infrastructure. Prior to that role, he co-managed statistical arbitrage strategies in the Japanese Equity Market. Previously, Mr. Lee was Director of Development at Principia Capital Management, LLC from 2002 to 2005, a statistical arbitrage hedge fund, where he developed the firm's quantitative research and trading platforms. Prior to joining Principia, Mr. Lee was a Vice President in Goldman Sachs' Fixed Income Derivatives Unit from 1992 to 2000.  Mr. Lee holds engineering degrees from the University of Pennsylvania (Ph.D.) and The Cooper Union.

The SAI relating to this Proxy Statement/Prospectus provides information about the co-portfolio managers' compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific fund(s) they manage and the aggregate range of their individual ownership in all investment companies advised by O'Shares and overseen by the OSI Board.
Old OEUR Performance
New OEUR has been established solely for the purpose of acquiring the assets and assuming the liabilities of Old OEUR and continuing Old OEUR's business after consummation of its Reorganization. New OEUR has not yet commenced operations and therefore has no performance history, but will assume Old OEUR's historical performance after its Reorganization. The bar charts and tables below provide an indication of the risks of investing in New OEUR after the Reorganizations by showing Old OEUR's performance for the calendar years ended December 31, 2016 and 2017 and by showing how Old OEUR's average annual returns for certain time periods compare with the average annual returns of the Target Index and of other benchmarks of market performance. Old OEUR commenced operations on August 19, 2015. Old OEUR's past performance (before and after taxes) is not necessarily an indication of how Old OEUR or New OEUR will perform in the future.  For current performance information, visit Old OEUR's website at http://oshares.com.
Annual Total Returns for Old OEUR Shares (calendar year-end)
2016	2017
(3.55)%	21.55%

Year to date as of March 31, 2018: 3.30%
Highest Quarterly Return 7.63% (June 30, 2017)
Lowest Quarterly Return (6.18)% (December 31, 2016)
The after-tax returns presented in the table below are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.   After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	Since Inception (08/19/2015)
Old OEUR
Return Before Taxes	21.55%	3.63%
Return After Taxes on Distributions	20.90%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares	13.11%	2.87%
FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index(1)	23.23%	4.77%
FTSE Developed Europe Index(1)	26.13%	6.83%
(1) Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Purchase and Sale of Fund Shares
Each Fund is an exchange-traded fund or ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. Each Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
Each Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), O'Shares and its related companies may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Based in part on management's recommendation, the FQF Board recommends that you vote "FOR" the approval of the Plan to authorize the Reorganization with respect to Old OEUR.

PROPOSAL 3: APPROVAL OF THE REORGANIZATION OF THE O'SHARES FTSE ASIA PACIFIC QUALITY DIVIDEND ETF INTO A NEWLY CREATED SERIES OF OSI ETF TRUST
Proposal 3 requests your approval of the Plan on behalf of the O'Shares FTSE Asia Pacific Quality Dividend ETF series of FQF Trust ("Old OASI"), pursuant to which Old OASI will be reorganized into the O'Shares FTSE Asia Pacific Quality Dividend ETF series of the OSI ETF Trust ("New OASI").
This discussion summarizes and compares various features of Old OASI,  the Target Fund, and its corresponding Acquiring Fund, New OASI, including but not limited to, each Fund's organization, investment objective, fees and expenses, primary investment strategies and risks, and, with respect to Old OASI only, historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including Old OASI's prospectus, which is incorporated by reference. For additional information regarding New OASI, see Appendix B — "More Information About the Acquiring Funds." There is no assurance that a Fund will achieve its investment objective.
Organization
Old OASI is a series of FQF Trust. New OASI is a newly created series of OSI ETF Trust established solely for the purpose of acquiring the assets and assuming the liabilities of Old OASI and continuing Old OASI's business after consummation of the Reorganization. Both FQF Trust and OSI ETF Trust are open-end, registered management investment companies organized as Delaware statutory trusts. New OASI has not yet commenced operations and therefore has no performance history, but will assume Old OASI's historical performance after its Reorganization.
Comparison of Fees and Expenses
The expenses to be paid by New OASI after consummation of the Reorganization are expected to be 10 basis points lower than the expenses (after applicable fee waiver and expense reimbursement) currently paid by Old OASI.
Additionally, Old OASI's expense limitation agreement expires after November 1, 2018.  Therefore, if the Reorganizations do not occur and FFCM does not extend the term of the expense limitation agreement for Old OASI, the total annual operating expenses of Old OASI would be expected to be 23 basis points higher than the total annual operating expenses of New OASI.
The following table compares the shareholder fees and annual fund operating expenses you may bear directly or indirectly as an investor in Old OASI (determined based on Old OASI's average net assets as of December 31, 2017) versus the projected ("pro forma") estimated fees and expenses of New OASI, assuming consummation of the Reorganization as of December 31, 2017. Old OASI's total net assets were $10 million as of February 28, 2018.
The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not include any change in expense ratios resulting from a change in assets under management since December 31, 2017. More current total net asset information is available at http://oshares.com.  Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

	Old OASI	New OASI (Pro Forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.00%
Other Expenses(2)	0.13%	0.00%(3)
Total Annual Fund Operating Expenses	0.71%(4), (5)	0.48%

(1)
Pursuant to a Rule 12b-1 distribution and service plan (each, a "12b-1 Plan"), each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by any Fund, and the Boards of the FQF Trust and OSI ETF Trust have not currently approved the commencement of any payments under the 12b-1 Plans.

(2)
Under the unified fee structure for New OASI, O'Shares bears the compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), whereas such expenses were excluded from the unified fee structure for Old OASI.

(3)	Based on estimates for the current fiscal year.
(4)
FFCM has agreed to waive its fees and reimburse expenses for Old OASI until at least November 1, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for Old OASI (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which FQF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.58% of the Fund's average daily net assets.

(5)
Under the expense limitation agreement discussed in Note 4 above, until at least November 1, 2018 the total annual fund operating expenses of Old OASI, after fee waiver and expense reimbursement, is 0.58% of the Fund's average daily net assets.

EXPENSE EXAMPLE:
The Example is intended to help you compare the cost of investing in Old OASI and New OASI after the Reorganization with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same each year, except that Old OASI's expenses are reduced during the first year by the Fund's expense limitation agreement. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Old OASI	$59	$214	$382	$870
New OASI (pro forma assuming consummation of the Reorganization)	$49	$154	$269	$604

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds' performance. For the fiscal year ended June 30, 2017, Old OASI's portfolio turnover rate was 26% of the average value of its portfolio. Because New OASI has not yet commenced operations, New OASI does not have a portfolio turnover rate to provide, but the portfolio turnover rate for New OASI is expected to be comparable to Old OASI.

Investment Objectives & Principal Investment Strategies
New OASI is a separate series of OSI ETF Trust and has been created solely for the purpose of acquiring the assets and assuming the liabilities of Old OASI and continuing Old OASI's business, and will not conduct any investment operations until after consummation of the Reorganization. New OASI will have an identical investment objective, and substantially the same investment strategies and policies as Old OASI; however, Old OASI has the flexibility to invest in derivatives as part of its principal investment strategies, whereas New OASI does not expect investments in derivatives to be a principal investment strategy. The investment process that FFCM will use to select investments and determine when to sell securities for New OASI is the same investment process that it currently uses for Old OASI, and the description of the investment process in each Fund's prospectus is substantially similar although there may be non-material differences in how the Funds' strategies are described in their respective prospectuses.  FFCM's investment process is set forth below and in Old OASI's prospectus, which is incorporated by reference. See Appendix B — "More Information About the Acquiring Funds" for more information regarding New OASI's investment objective and principal investment strategies.
Investment Objectives
New OASI has the same investment objective as Old OASI. Specifically, New OASI and Old OASI seek to track the performance (before fees and expenses) of the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index ("Target Index"). Each Fund's investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days' notice to shareholders.
Principal Investment Strategies
As noted above, although the descriptions may differ, the Funds have substantially similar principal investment strategies, except that Old OASI generally has the flexibility to use derivatives as a part of the Fund's principal investment strategies, whereas New OASI does not intend to use derivatives principally. The Funds' principal investment strategies are summarized in the table below.
New OASI —Principal Investment Strategies	Old OASI —Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index (the "AP Target Index").

The AP Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region exhibiting high quality, low volatility and high dividend yields, as determined

The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index (the "AP Target Index").

The AP Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region that meet certain market capitalization, liquidity, high quality, low volatility

New OASI —Principal Investment Strategies	Old OASI —Principal Investment Strategies
by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the AP Target Index are selected from the FTSE Developed Asia Pacific Index. As of February 28, 2018, the Target Index consisted of 185 securities with a market capitalization range of between $3 billion and $247 billion, with an average market capitalization of $26 billion.

The AP Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Asia Pacific Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE Developed Asia Pacific Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the AP Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The AP Target Index's investable universe includes real estate investment trusts ("REITs").

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the AP Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the AP Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the AP Target Index. To and dividend yield thresholds, as determined by FTSE-Russell (the "Index Provider"). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the AP Target Index are selected from the FTSE Developed Asia Pacific Index, comprised of 854 of the largest Developed Asia Pacific publicly-listed equities that had an average market capitalization of $9.5 billion and minimum market capitalization of over approximately $90 million as of June 30, 2017. The Index Provider selects and weights securities for the AP Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility, and 3) high dividend yield for the twelve months preceding each annual reconstitution. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security and are tested for liquidity semi-annually. The AP Target Index's investable universe includes real estate investment trusts ("REITs").

The Fund expects to employ a representative sampling strategy in seeking to track the performance of the AP Target Index, which means it will typically invest in a portfolio of investments that collectively has an investment profile similar to the AP Target Index, rather than holding all of the investments in the AP Target Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the AP Target Index. To the extent that the AP Target Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the AP Target Index, but which the Adviser believes will help the Fund track the AP Target Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments including derivatives,

New OASI —Principal Investment Strategies	Old OASI —Principal Investment Strategies
the extent the Fund uses a representative sampling strategy, it may not track the AP Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the AP Target Index and in depositary receipts representing such securities. To the extent that the AP Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the AP Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the AP Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more AP Target Index components or in anticipation of changes in the AP Target Index's components.

The Index Provider, in consultation with OII, developed the AP Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the AP Target Index.

cash and cash equivalents as substitutes for one or more AP Target Index components or in anticipation of changes in the AP Target Index's components.

O'Shares Investments, Inc. is the sponsor of the Fund (the "Sponsor"). The Index Provider, in consultation with the Sponsor, developed the AP Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the AP Target Index.

Comparison of Principal Investment Risks
The chart below compares the principal risks of Old OASI and New OASI. Because Old OASI and New OASI have the same investment objective and substantially the same principal investment strategies, the principal risks are substantially the same for each Fund, with the exception of derivatives risk, leverage risk and large shareholder risk, which are principal investment risks only Old OASI. There may be non-material differences in how the Funds' risks are described below as compared to Old OASI's prospectus.

Risks	Old OASI	New OASI

Asia-Pacific Risk	X	X
Authorized Participants Concentration Risk	X	X
Cash and Cash Equivalents Risk	X	X

Risks	Old OASI	New OASI
Concentration Risk	X	X
Depositary Receipts Risk	X	X
Derivatives Risk	X
Dividend-Paying Stocks Risk	X	X
Equity Investing Risk	X	X
ETFs and Other Investment Companies Risk	X	X
Foreign Investment Risk	X	X
Geographic Concentration Risk	X	X
Index-Related Risk	X	X
International Closed Market Trading Risk	X	X
Large Capitalization Securities Risk	X	X
Large Shareholder Risk	X
Leverage Risk	X
Liquidity Risk	X	X
Market Events Risk	X	X
Mid-Capitalization Securities Risk	X	X
Multifactor Risk		X
Premium-Discount Risk	X	X
Quality Stocks Risk	X	X
REIT Risk	X	X
Sampling Risk		X
Secondary Market Trading Risk	X	X
Sector Risk	X	X
Tracking Error Risk	X	X
Volatility Risk	X	X

The principal risks and special considerations associated with investing in each Fund are set forth below.  The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is designed to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on such Fund's investments. The greater a Fund's investment in a particular security, the greater such Fund's exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in such Fund.
For risks included in Old OASI's prospectus and Appendix B herein with respect to New OASI, the discussion below presents the risks as disclosed in Appendix B. For derivatives risk, large shareholder risk, and leverage risk which apply only to Old OASI, the discussion below presents the risks as disclosed in Old OASI's prospectus.  As with any security, an investment in any Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Each Fund's returns and yields will vary, and you could lose money. For purposes of these Principal Investment Risks, references to the "Adviser" include FFCM for Old OASI, and O'Shares and FFCM for New OASI.
Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies. To the extent that the AP Target Index is concentrated in companies in particular countries in the Asia-Pacific region, the Fund's performance may be closely tied to social, political, and economic conditions in those countries. Such risks include the following:
Australia Risk. The Australian economy relies heavily on international trade with key trading partners, including China, the European Union, Japan, and the United States. The Australian economy may be impacted by economic conditions, currency fluctuations, and trade policies in these other countries. In addition, the agricultural and mining sectors comprise a significant portion of the Australian economy. Australia is therefore subject to risks of fluctuations in commodity prices. Portions of Australia are prone to natural disasters, which may disproportionately affect Australia's principal industries.
Japan Risk. The economy, industries, and securities and currency markets of Japan may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia's other low-cost emerging economies, political and social instability, regional and global conflicts, and natural disasters.
As an export-driven economy, the economy of Japan is affected by developments in the economies of its principal trading partners. A significant portion of Japan's trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and Japan can be affected by conditions in these other countries and currency fluctuations. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The volume of Japanese exports has caused trade tensions with its trading partners in the past. Any developments that adversely impact Japan's exports may adversely affect the Japanese markets.
Japan has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.
Concentration Risk. To the extent that the Fund's Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund's performance could also be affected if the sectors or industries do not perform as expected.
Depositary Receipts Risk. The Fund's investments in foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile. Distributions paid to holders of depositary receipts, such as the Fund, may be subject to a fee charged by the depositary.  Depositary receipts may be "sponsored" or "unsponsored" and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The Fund's investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. The Adviser will determine the liquidity of these investments pursuant to guidelines established by the OSI Board. If a particular investment in such ADRs, GDRs or EDRs is deemed illiquid, that investment will be included within the Fund's limitation on investments in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell these types of ADRs, GDRs or EDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Also, the Fund may have limited voting rights and investment restrictions in certain countries may adversely impact the value of the depositary receipt. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.
Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives — such as futures contracts and swap agreements, including credit default swaps and total return swaps, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. A Fund's use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.
Certain derivatives transactions, including over-the-counter ("OTC") swaps and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.
The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, a Fund bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to a Fund. A Fund will have exposure to derivative instruments involving counterparties that FCCM reasonably believes are capable of performing under the contract.
The changes enacted by the Dodd-Frank Wall Street Reform and Consumer Protection Act and any future revisions may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives or restrict the ability of a Fund  to enter into certain types of derivative transactions.
Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund's ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company's securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.
When a Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund's fees and expenses. As a result, a Fund's investment in an investment company could cause the Fund's operating expenses to be higher and performance to be lower.
Through its investments in investment companies, a Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which a Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.
Foreign Investment Risk. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs or GDRs, are subject to special risks, including the following:
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell Fund shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions, may, without prior warning, lead to government intervention and the imposition of "capital controls" or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Risk. The Fund's NAV is determined on the basis of U.S. dollars; therefore, unless perfectly hedged, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the Fund and the price of the Fund's shares. Devaluation of a currency by a country's government or banking authority would have a significant impact on the value of any investments denominated in that currency.
Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Fund's investments to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests or to which it has exposure. With respect to certain countries, there is the possibility of the default or threat of default by a country on its sovereign debt. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of a Fund's shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.
Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund's portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.
International Closed Market Trading Risk. Because the Fund's underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.
Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
Large Shareholder Risk. Certain large shareholders, including other funds advised by the Funds' Adviser, may from time to time own a substantial amount of a Fund's shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of a Fund's shares by these shareholders may adversely affect the Fund's liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV and increase the Fund's brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of a Fund's shares.
Leverage Risk. A Fund could become exposed to leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund's returns and may lead to a more volatile share price.
Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the

Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  The value of the Fund's investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.  The value of the Fund's investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.
Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuer's securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ.  Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in or exposure to REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in or exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
During a "flash crash," the market prices of the Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund's shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of its Target Index.  The Fund's return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund's securities holdings to reflect changes in the composition of the Target Index. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund's NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security.  In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying FTSE index, will not be the same as it has historically been, and thus that the Target Index will not exposed to the less volatile securities in the underlying FTSE index universe. Volatile stocks are subject to sharp swings in value.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Management of the Funds

Investment Adviser—Old OASI: FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the investment adviser to Old OASI. FFCM has served as the investment adviser to Old OASI since its inception and, as of February 28, 2018, FFCM provided supervisory and management services on approximately $954 million in assets through mutual funds and exchange-traded funds.
Investment Adviser— New OASI: O'Shares, 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada), is the investment adviser to New OASI, and FFCM, 53 State Street, Suite 1308, Boston, MA 02109, is the sub-adviser to New OASI. New OASI will be managed in accordance with the same investment objective, and substantially the same investment strategies, policies, risks as Old OASI immediately prior to its Reorganization.
O'Shares has the overall responsibility for New OASI's investment program.  FFCM is responsible for trading portfolio securities and other investment instruments on behalf of New OASI, including selecting broker-dealers to execute purchase and sale transactions, as instructed by O'Shares or in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of O'Shares and the OSI Board. O'Shares oversees FFCM for compliance with New OASI's investment objective, policies, strategies and restrictions.
O'Shares was founded in 2016 and currently serves as investment adviser to the other series of OSI ETF Trust. As of February 28, 2018, O'Shares provided investment advisory services on approximately $140 million in assets.
O'Shares and OSI ETF Trust may seek an exemptive order from the SEC that would allow New OASI to operate in a "manager-of-managers" structure.  If the SEC approves the order, and the OSI Board determines that New OASI may rely on the order, then under the manager-of-manger structure, O'Shares, as New OASI's investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to OSI Board approval without obtaining prior shareholder approval (the "Manager-of-Managers Structure"). New OASI will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide New OASI with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.  Irrespective of whether the order is granted and whether New OASI relies on it, O'Shares expects to retain FFCM as the sub-adviser to New OASI for a period of at least two years from the Closing Date, subject to O'Shares fiduciary duty as investment adviser to New OASI.

The use of the Manager-of-Managers Structure with respect to New OASI will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager-of-Managers Structure, O'Shares will have the ultimate responsibility, subject to oversight by the OSI Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. O'Shares will also, subject to the review and approval of the OSI Board: set New OASI's overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund's investment objective, policies and restrictions. Subject to the review of the OSI Board, O'Shares will allocate and, when appropriate, reallocate New OASI's assets among sub-advisers and monitor and evaluate the sub-advisers' performance. The OSI Board has approved the use of the Manager-of-Managers Structure for New OASI and the sole initial shareholder of New OASI is expected to approve the use of the Manager-of-Managers Structure on behalf of New OASI prior to the Closing Date.
Portfolio Managers—Old OASI: William DeRoche, Ronald C. Martin, Jr., and Philip Lee are responsible for the day-to-day management of Old OASI and have each served in such capacity since the Fund's inception.
Portfolio Managers—New OASI: The same portfolio managers responsible for the day-to-day management of Old OASI will be responsible for the day-to-day management of New OASI.
William DeRoche, CFA, is co-portfolio manager of Old OASI, which he has co-managed since inception. Prior to joining FFCM, Mr. DeRoche was a Vice President at State Street Global Advisors ("SSgA") and was the head of the firm's U.S. Enhanced Equities team from 2003 to 2010. His focus was on U.S. strategies, as well as providing quantitative research on SSgA's stock ranking models and portfolio construction. During Mr. DeRoche's time at SSgA, the Global Enhanced Equities team grew to over $100 billion in assets. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.  Mr. DeRoche holds a Bachelor of Science degree in Electrical Engineering from the United States Naval Academy and a Master of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. He also earned the Chartered Financial Analyst designation.
Ronald C. Martin, Jr., CFA, is co-portfolio manager of Old OASI, which he has co-managed since inception. Prior to joining FFCM, Mr. Martin was a Vice President at SSgA and a Senior Portfolio Manager in the firm's Global Enhanced Equities group from 2001 to 2010. He provided quantitative research and portfolio management for multiple investment strategies. During Mr. Martin's time at SSgA, the Global Enhanced Equities team grew from $3 billion in assets to over $100 billion. Prior to joining SSgA in 2001, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Mr. Martin has worked in the investment industry since 1993.  Mr. Martin earned his Bachelor of Arts degree in Economics from Colby College and his Master of Business Administration degree in Finance from Georgetown University. He also earned the Chartered Financial Analyst designation.
Philip Lee, PhD, is co-portfolio manager of Old OASI, which he has co-managed since inception. Prior to joining FFCM, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP from 2005 to 2008 responsible for supervising electronic trade execution, automating trade operations and building out systems infrastructure. Prior to that role, he co-managed statistical arbitrage strategies in the Japanese Equity Market. Previously, Mr. Lee was Director of Development at Principia Capital Management, LLC from 2002 to 2005, a statistical arbitrage hedge fund, where he developed the firm's quantitative research and trading platforms. Prior to joining Principia, Mr. Lee was a Vice President in Goldman Sachs' Fixed Income Derivatives Unit from 1992 to 2000.  Mr. Lee holds engineering degrees from the University of Pennsylvania (Ph.D.) and The Cooper Union.

The SAI relating to this Proxy Statement/Prospectus provides information about the co-portfolio managers' compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific fund(s) they manage and the aggregate range of their individual ownership in all investment companies advised by O'Shares and overseen by the OSI Board.
Old OASI Performance
New OASI has been established solely for the purpose of acquiring the assets and assuming the liabilities of Old OASI and continuing Old OASI's business after consummation of its Reorganization. New OASI has not yet commenced operations and therefore has no performance history, but will assume Old OASI's historical performance after its Reorganization. The bar charts and tables below provide an indication of the risks of investing in New OASI after the Reorganizations by showing Old OASI's performance for the calendar years ended December 31, 2016 and 2017 and by showing how Old OASI's average annual returns for certain time periods compare with the average annual returns of the Target Index and of other benchmarks of market performance. Old OASI commenced operations on August 19, 2015. Old OASI's past performance (before and after taxes) is not necessarily an indication of how Old OASI or New OASI will perform in the future.  For current performance information, visit Old OASI's website at http://oshares.com.
Annual Total Returns for Old OASI Shares (calendar year-end)
2016	2017
8.06%	23.41%

Year to date as of March 31, 2018: 2.23%
Highest Quarterly Return 8.62% (March 31, 2017)
Lowest Quarterly Return (4.85)% (December 31, 2016)
The after-tax returns presented in the table below are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.
Average Annual Total Returns (periods ended 12/31/17)
	1 Year	Since Inception (08/19/2015)
Old OASI
Return Before Taxes	23.41%	11.87%
Return After Taxes on Distributions	21.47%	10.49%
Return After Taxes on Distributions and Sale of Fund Shares	14.06%	8.80%
FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index(1)	24.83%	13.19%
FTSE Developed Asia Pacific Index(1)	28.06%	12.29%
MSCI All Country Daily TR Net Asia Pacific USD Index(1)	31.67%	13.27%
(1) Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Purchase and Sale of Fund Shares
Each Fund is an exchange-traded fund or ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. Each Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
Each Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), O'Shares and its related companies may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Based in part on management's recommendation, the FQF Board recommends that you vote "FOR" the approval of the Plan to authorize the Reorganization with respect to Old OASI.

Additional Information Regarding the Management of the Funds
Conflicts of Interest: In the course of providing advisory services for the Acquiring Funds, FFCM may simultaneously recommend the sale of a particular security for one fund or account, if any, while recommending the purchase of the same security for another fund or account, if any, if such recommendations are consistent with each client's investment strategies. FFCM has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the SAI relating to this Proxy Statement/Prospectus.
Management Expenses—Target Funds:  During the most recent fiscal year, each Target Fund paid a unitary management fee to FFCM, as described in the investment advisory agreement between FQF Trust and FFCM ("Target Fund Advisory Agreement"), payable on a monthly basis, at the annual rate listed in the table below, based on the average daily net assets of the Target Fund:
Fund	Management Fee
Old OUSA	0.48%
Old OEUR	0.58%
Old OASI	0.58%

Under the Target Fund Advisory Agreement, FFCM bears costs of the Target Funds, except for (i) the advisory fee, (ii) distribution fees (including payments under the Target Funds' Rule 12b-1 plan), (iii) brokerage expenses, (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short), (vii) compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), (viii) litigation expenses and (ix) other extraordinary expenses (including litigation to which FQF Trust or the Target Funds may be a party and indemnification of the Trustees and officers with respect thereto).
FFCM has entered into a written fee waiver and expense reimbursement agreement ("Target Fund Expense Cap Agreement") pursuant to which FFCM has agreed to waive its fees and reimburse expenses for each Target Fund until at least November 1, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Target Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which FQF Trust or a Target Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to the ratios below:

Fund	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Old OUSA	0.48%
Old OEUR	0.58%
Old OASI	0.58%

FFCM has entered into a Sponsor Agreement with O'Shares Investments, Inc. (the "Sponsor"). Under the Sponsor Agreement, the Sponsor agrees to pay certain expenses of each Target Fund. In particular, the Sponsor agrees to pay: up to $60,000 per year for fixed Trust expenses (such as insurance premiums, legal and other professional fees) ("Fixed Expenses"); all fees budgeted for each Target Fund and attributable solely to the Target Funds ("Incremental Expenses,"); and at least Trustee and Trustee counsel fees allocable to the Target Funds and reimbursed to the Target Funds by FFCM under the Target Fund Expense Limitation Agreement ("Capped Expenses," and together with Fixed Expenses and Incremental Expenses, "Sponsor Expenses"). Under the Sponsor Agreement, the Sponsor will not pay with respect to any Target Fund: the advisory fee; distribution fees (including payments under the Target Fund's Rule 12b-1 plan); brokerage commissions and other expenses incurred in placing orders for the purchase or sale of securities and other investment instruments; acquired fund fees and expenses; taxes; interest (including borrowing costs and dividend expenses on securities sold short); and, litigation and other extraordinary expenses. The Sponsor will enter into one or more index and/or data services agreement(s) with the Target Funds' index provider, which provide for use of licensed indices by the Target Funds and the use of the related data by FFCM in connection with its management of the Funds' portfolios. The Sponsor will contract with a third party to have calculated and disclosed the intraday indicative value ("IIV") of the Target Funds' shares and to provide sub-administration services to FFCM with respect to the Target Funds. Finally, under the Sponsor Agreement, the Sponsor agrees to develop the marketing strategy for the Target Funds and cooperate with FFCM and the Target Funds' Distributor to market, on behalf of the Distributor, the Target Funds' shares in the United States.
In addition, the Sponsor also bore significant costs in developing the Target Funds, including arranging for the rights of the Target Funds and FFCM to use the licensed index and related data. For these services and payments, the Sponsor is entitled to a fee from FFCM equal to 90% of the Net Management Fee received by FFCM from each Target Fund. For these purposes, the "Net Management Fee" is defined as the total management fee earned by FFCM under the Target Fund Advisory Agreement minus (a) all Fund expenses that FFCM is required to pay (on behalf of the Target Funds) under the Target Fund Advisory Agreement, and (b) the Capped Expenses. Pursuant to the Sponsor Agreement, FFCM pays all of the Sponsor Expenses and receives reimbursement from the Sponsor for any of the Sponsor Expenses exceeding the Net Management Fee. The Sponsor does not make investment decisions, provide investment advice or otherwise act in the capacity of an investment adviser to any Target Fund.
Management Expenses—Acquiring Funds:  The management fee of the O'Shares FTSE U.S. Quality Dividend ETF is the same as the corresponding Target Fund. The management fees of the O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (Acquiring Funds) are 10 basis points lower than the corresponding Target Funds. Pursuant to an investment advisory agreement between OSI ETF Trust and O'Shares (the "Acquiring Fund Advisory Agreement"), each Acquiring Fund will pay O'Shares a unitary fee for the services it provides payable on a monthly basis,  based on the average daily net assets of the Acquiring Fund, at the annual rate listed below:
Fund	Management Fee
New OUSA	0.48%
New OEUR	0.48%
New OASI	0.48%

Pursuant to an investment sub-advisory agreement between FFCM and O'Shares (the "Acquiring Fund Sub-Advisory Agreement"), O'Shares will pay FFCM a variable fee (the "Variable Fee"), subject to certain minimum amounts, calculated based on the aggregate average daily net assets under management ("AUM") of all Acquiring Funds sub-advised by FFCM, at the annual rates indicated below:

AUM	Variable Fee (basis points)
$0 - $500,000,000	5
Greater than $500,000,000	3

Under the Acquiring Fund Advisory Agreement, O'Shares bears all of the ordinary operating expenses of the Acquiring Funds, except for (i) the management fee, (ii) payments under the Funds' 12b-1 Plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which OSI ETF Trust or an Acquiring Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. This differs from the Target Fund Advisory Agreement in that the Acquiring Fund Advisory Agreement does not exclude Independent Trustee expenses.
A discussion regarding the basis for OSI Board's approval of the Acquiring Fund Advisory and Sub-Advisory Agreements will be included in the Acquiring Funds' first annual or semi-annual report following the commencement of operations.
THE REORGANIZATIONS
The Plan
Shareholders of each Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which each Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.
The Plan contemplates: (i) each Acquiring Fund's acquisition of all of the assets of its corresponding Target Fund in exchange for shares of such Acquiring Fund and the assumption by such Acquiring Fund of all of the corresponding Target Fund's liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares pro rata  to the shareholders of the Target Fund; and (iii) the complete liquidation of the Target Fund.
The value of each Target Fund's assets to be acquired and the amount of its liabilities to be assumed by its corresponding Acquiring Fund and the NAV of a share of such Target Fund will be determined as of 4:00 p.m., Eastern time on the business day immediately preceding the Closing Date, and will be determined in accordance with the valuation methodologies described in each Target Fund's currently effective Prospectus and Statement of Additional Information, as supplemented. The Plan provides that O'Shares will pay the fees and costs related to the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The Closing Date is expected to be on or about June 22, 2018 or as soon as reasonably practicable after shareholder approval is obtained.
As soon as practicable after the Closing Date, each Target Fund will distribute pro rata to its shareholders of record the shares of the corresponding Acquiring Fund it receives in the Reorganizations, so that each shareholder of each Target Fund will receive a number of shares of the corresponding Acquiring Fund equal to the number of shares of the Target Fund held by such shareholder immediately prior to the Reorganization, and such Target Fund will be liquidated. All issued and outstanding shares of each Target Fund will simultaneously be canceled on the books of FQF Trust. Accordingly, immediately after the

Reorganizations, each former shareholder of each Target Fund will own shares of the corresponding Acquiring Fund that will be equal in number and value to that shareholder's shares of such Target Fund as of the Closing Date.
The implementation of each Reorganization is subject to a number of conditions set forth in the Plan, including approval by shareholders. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, each Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and Reorganization abandoned at any time prior to the Closing Date by the Boards of Trustees of FQF Trust and OSI ETF Trust by mutual agreement. Please review the Plan carefully.
Reasons for the Reorganizations
Purpose:  The primary purpose of the Reorganizations is to move the assets of the Target Funds, each a series of FQF Trust, to the corresponding Acquiring Funds, which are newly organized series of OSI ETF Trust, and to maintain the continuity of each Target Fund's investment program.
If the Reorganizations are approved and consummated, you will no longer be a shareholder of a Target Fund, but would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially the same investment strategies, policies and risks as the corresponding Target Fund. Each Acquiring Fund was established solely for the purposes of effecting the Reorganizations and will carry on the business of the corresponding Target Fund and inherit its performance and performance history.
Background:  OSI ETF Trust was organized on April 12, 2016 and its first series, O'Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM), was launched on December 30, 2016.  O'Shares presently intends to launch all new ETFs for which it serves as investment adviser through OSI ETF Trust.  O'Shares believes that it would help reduce investor confusion if all of the O'Shares branded ETFs, including the Funds, were on a single combined platform with O'Shares serving as the investment adviser. Establishing the O'Shares branded fund complex in this manner also would allow O'Shares to produce combined regulatory documents and would subject all of the O'Shares branded funds to one compliance regime.  In addition, the Sponsor has been informed by several broker-dealers that they will not include the Funds on their ETF platforms under the current sponsorship arrangement, but would include them if O'Shares were the investment adviser to the Funds under the OSI ETF Trust structure.  O'Shares believes that moving the Target Funds to OSI ETF Trust could potentially increase assets significantly if the Funds could then be included on these additional broker-dealer platforms and that the increased trading volume associated with greater distribution could lead to lower bid-ask spreads, which is expected to benefit shareholders. Additionally, greater assets may also result in lower trading transaction costs, which is also expected to benefit shareholders. Given this and other information summarized herein, the Sponsor concluded that reorganizing the Target Funds into the Acquiring Funds would be in the best interests of the Target Funds and their shareholders and thus proposed the Reorganizations to FFCM who recommended the reorganization to the FQF Board.
O'Shares will serve as investment adviser to the Acquiring Funds and FFCM will serve as sub-adviser to the Acquiring Funds, each subject to the supervision and oversight of the OSI Board. The Reorganizations, if consummated, would provide Target Fund shareholders with the opportunity to continue to invest in a corresponding Acquiring Fund offering the same investment objective, and subject to substantially the same investment strategies, policies, and risks as their Target Fund, but as part of OSI ETF Trust. FFCM will continue to provide the day-to-day management to the Acquiring Funds as it did for the Target Funds. The Sponsor of the Target Funds (the parent company of O'Shares) will not serve as the sponsor of the Acquiring Funds. Rather, O'Shares, as the Acquiring Funds' investment adviser, will have the overall responsibility for the Acquiring Funds' investment programs. Given such considerations, the Sponsor concluded that reorganizing the Target Funds into the Acquiring Funds would be in the best interests of the Target Funds and their shareholders. Therefore, the Sponsor proposed the Reorganizations to FFCM who recommended the Reorganizations to the FQF Board.
Board Consideration of the Reorganizations
In 2015, in connection with the launch of the Target Funds, FFCM entered into a Sponsor Agreement with OII, whereby OII agreed to sponsor the Target Funds by, among other things, covering certain organizational costs and ongoing expenses of the Target Funds. The Sponsor Agreement requires FFCM, upon the request of OII, to use its best efforts to seek approval by the FQF Board of the reorganization of each Target Fund into another registered investment company, provided that such reorganization is consistent with FFCM's fiduciary duties. In accordance with this provision of the Sponsor Agreement, in February 2017, OII requested that FFCM use its best efforts to obtain approval of the Reorganizations by the FQF Board.  Accordingly, after performing due diligence on the Acquiring Funds and O'Shares, in February 2018 FFCM concluded that it would be consistent with its fiduciary duties to the Target Funds to recommend that the FQF Board approve the Reorganizations and it recommended the Reorganizations to the FQF Board.
The FQF Board considered the Reorganizations at an in-person meeting held on February 13, 2018 and a special telephonic meeting held on April 13, 2018.  In advance of the February 13, 2018 meeting, the FQF Board received, among other materials, a memorandum from FFCM discussing the rationale for FFCM's recommendation of the proposed Reorganizations, O'Shares' responses to questions posed by FFCM in performing due diligence on the Acquiring Funds and O'Shares, O'Shares' responses to follow-up questions posed by FFCM's counsel and FQF Trust counsel, a draft of the combined proxy statement/prospectus related to the Reorganizations, and a legal memorandum from FQF Trust counsel discussing the federal and state legal guidelines in considering the proposed Reorganizations.  In advance of the April 13, 2018 meeting, the FQF Board received all of the materials provided for the February 13, 2018 meeting (updated as appropriate), as well as additional information from O'Shares and FFCM provided in response to further due diligence inquiries from FQF Trust counsel. At both meetings, the Board met with representatives of FFCM and O'Shares to discuss the Reorganizations.  Throughout the process, the Board was advised by experienced counsel that is independent of FFCM and O'Shares.
Based in part upon the recommendation of FFCM, the Board's evaluation of the relevant information provided by FFCM and O'Shares, discussions with representatives of FFCM and O'Shares, and in light of its fiduciary duties under federal and state law, the Board, including all of the trustees who are not "interested persons" of the FQF Trust under the 1940 Act, determined with respect to each Target Fund, that the Reorganization would be in the best interests of the Target Fund and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization.  In determining to approve the Plan, and to recommend that shareholders of each Target Fund approve the Plan, the Board received information and made inquiries into all matters it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:
The Terms and Conditions of the Reorganizations. The Board considered the terms of the Plan, and, in particular, that the transfer of assets of each Target Fund would be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund's assumption of all liabilities in the Target Fund.  The Board considered that no sales charges would be imposed in connection with the Reorganizations. In addition, the Board considered that pursuant to the Plan, shareholders of each Target Fund would receive the same number of shares of the corresponding Acquiring Fund with the same aggregate NAV as the shares of the Target Fund they owned immediately prior to the Reorganization.  As a result, the Board noted that the interests of Target Fund shareholders would not be diluted as a result of the Reorganizations. The Board also considered that the Reorganizations would be submitted to the Target Funds' shareholders for approval.

Investment Objectives, Policies and Limitations; Continuity of Portfolio Management.  The Board considered that each Acquiring Fund would be managed in accordance with the same investment objective, and subject to substantially the same investment strategies, policies, and limitations, as the corresponding Target Fund immediately prior to its Reorganization. The Board considered that FTSE-Russell, which provides and maintains the Target Funds' underlying indices, is expected to provide and maintain the same underlying indices for the Acquiring Funds after the Reorganizations. The Board considered O'Shares' representation that, so long as consistent with O'Shares' fiduciary duty as the Acquiring Funds' investment adviser, O'Shares would recommend to the OSI ETF Board that FFCM serve as sub-adviser to each Acquiring Fund for at least two years following its Reorganization.  FFCM also represented that the same portfolio managers that currently invest the portfolios of the Target Funds would serve in the same capacities with respect to the Acquiring Funds.
The Board considered that O'Shares and OSI ETF Trust may seek an exemptive order from the SEC that would allow the Acquiring Funds to operate in a "manager-of-managers" structure.  The Board considered that if the SEC issues such an exemptive order to O'Shares, and the Board of Trustees of OSI ETF Trust determines that the Acquiring Funds may rely on the order, then O'Shares will be able, subject only to the approval of the OSI ETF Trust Board, to appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, such as FFCM, without obtaining shareholder approval.  The Board weighed this consideration against O'Shares' representation that, so long as consistent with O'Shares' fiduciary duty to the Acquiring Funds as their investment adviser, O'Shares would recommend to the OSI ETF Board that FFCM serve as sub-adviser to each Acquiring Fund for at least two years following its Reorganization.  In light of the fact that O'Shares had not yet applied for or obtained a manager-of-managers exemptive order, the Board considered that FFCM would likely serve as sub-adviser to the Acquiring Funds for at least two years, which would provide continuity of management and expertise to the shareholders of the Target Funds.
Potential Conflicts of Interest; Consideration Paid to FFCM; Sub-Advisory Fee. The Board considered that FFCM faced certain conflicts of interest in recommending Board approval of the Reorganizations, including that FFCM was subject to the requirements of the Sponsor Agreement and could benefit from approval of the Reorganizations, inasmuch as it expects to be the sub-adviser to the Acquiring Funds and may benefit financially from such role. More specifically, the Board recognized that O'Shares will pay FFCM a variable fee as sub-adviser to the Acquiring Funds, subject to guaranteed minimum amounts and that, depending on size of the Acquiring Funds, FFCM could earn greater fees as sub-adviser for the Acquiring Funds than it currently receives in connection with serving as the adviser to the Target Funds and, as sub-adviser, would not be responsible for providing or overseeing certain non-advisory services to the Acquiring Funds that it is currently responsible for providing to the Target Funds as their adviser.  The Board further considered O'Shares' and FFCM's representation that FFCM would not receive any financial compensation from O'Shares in connection with the Reorganizations, other than the compensation it would receive as sub-adviser to the Acquiring Funds.
The Board considered, alternatively, that FFCM could be financially disadvantaged by its sub-advisory arrangements with respect to the Acquiring Funds, particularly to the extent that the Acquiring Funds do not increase their assets, upon which FFCM's sub-advisory fee will be based.  In this regard the Board noted that, assuming similar asset levels at the Target Funds and Acquiring Funds, FFCM would earn approximately the same amount of annual advisory fee revenues from the Acquiring Funds as sub-adviser as it would from the Target Funds, but would incur additional Trust-level expenses as a result of the Target Funds not sharing therein.  The Board acknowledged, however, that O'Shares has a well-developed distribution plan and that FFCM represented that it would financially benefit from the successful distribution of the Acquiring Funds in the form of sub-advisory fees that exceed the advisory fees that could be earned on the Target Funds.  The Board also considered that FFCM represented that it could benefit from other future business opportunities with O'Shares.  Under the circumstances, the Board concluded that FFCM's sub-advisory arrangement with respect to the Acquiring Funds would sufficiently incentivize it to continue to provide high quality investment management services to the Acquiring Funds.
Alternatives to the Reorganizations. The Board considered various alternatives to the Reorganizations, including the potential for the Target Funds to continue to operate as O'Shares- sponsored series of the FQF Trust or to operate as non-O'Shares-sponsored series of FQF Trust, and the potential liquidation of the Target Funds.  The Board recognized O'Shares' determination to move away from sponsoring funds with respect to which it does not serve as investment adviser and evaluated the potential for shareholders to be adversely affected by each of the alternatives considered, including due to the possibility of adverse tax, investment and other consequences.
Relative Expense Ratios and Fee Waivers. The Board reviewed information regarding the comparative expense ratios of the Target Funds and the Acquiring Funds. The Board considered the fact that the management fee and total annual fund operating expenses of New OUSA are expected to be the same as the management fee and total annual fund operating expenses of Old OUSA after its Reorganization.  The FQF Board further considered the fact that the management fee and total annual fund operating expenses of each of New OEUR and New OASI are expected to be 10 basis points lower than the management fee and total annual fund operating expenses (after applicable fee waiver and expense reimbursement) of Old OEUR and Old OASI, respectively, after their Reorganizations.
The Board considered that under the unified fee structure for the Target Funds and the unified fee structure of the Acquiring Funds, FFCM does bear and O'Shares would bear, respectively, the ordinary operating expenses of the Funds.  The Board also considered that under the unified fee structure for the Acquiring Funds, O'Shares would bear the compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), whereas such expenses are excluded from the unified fee structure of the Target Funds.  Further, the Board considered that FFCM had agreed to an expense limitation agreement ("ELA") for the Target Funds until at least November 1, 2018, so that the total annual fund operating expenses after the fee waiver and expense reimbursement (excluding certain commonly excluded fees and expenses, such as extraordinary expenses, acquired fund fees and expenses, etc.) do not exceed 0.48% for Old OUSA, 0.58% for Old OEUR, and 0.58% for Old OASI.  The Board further considered O'Shares' representation that it had not proposed a similar waiver for the Acquiring Funds because of the inclusion of Independent Trustee expenses in their unified fee.
The Board also considered that each Target Fund's ELA expires as of November 1, 2018.  The Board considered that if the Reorganizations do not occur and FFCM does not extend the term of the ELA for the Target Funds, the total annual operating expenses of Old OEUR and Old OASI could be 13 basis points higher and 23 basis points higher, respectively, than the total annual operating expenses of their corresponding Acquiring Funds.
Distribution and Shareholder Servicing. The Board considered the distribution capabilities of O'Shares and its affiliates and their commitment to distributing the Acquiring Funds.  The Board considered O'Shares' representation that the Reorganizations would provide the Target Funds with the potential for accelerated asset growth as the Reorganizations may provide an opportunity for the Acquiring Funds to become investment options on additional ETF platforms.  The Board considered that such asset growth may result in greater trading volumes and narrower bid-ask spreads in the Acquiring Funds' shares than the Target Funds' shares experience, which would benefit shareholders. The Board recognized that the Acquiring Funds' shares would be distributed by Foreside Fund Services, LLC which also serves as the distributor for the Target Funds' shares.  The Board further considered that, similar to each Target Fund, each Acquiring Fund has adopted a 12b-1 Plan pursuant to Rule 12b-1 under the 1940

Act, and that, as with the Target Funds, no Rule 12b-1 fees would initially be paid by any Acquiring Fund and there were no current plans to impose such fees on the Acquiring Funds.
The Experience, Expertise and Fiduciary Duties of O'Shares and FFCM. The Board considered that O'Shares was founded in 2016 and currently serves as investment adviser to two operating series of OSI ETF Trust with total assets of approximately $140 million.  The Board also considered that FFCM was founded in 2011 and currently serves as the investment adviser to the Target Funds and will serve as the initial sub-adviser to the Acquiring Funds such that the Target Funds' portfolio managers will also serve as the Acquiring Funds' portfolio managers, bringing significant investment experience with the investment management of the Target Funds' strategies to the management of the Acquiring Funds.
Tax Consequences. The Board considered that the Reorganizations are expected to be free from adverse federal income tax consequences for each Target Fund, each Target Fund's shareholders, and each Acquiring Fund.
Expenses Relating to Reorganizations. The Board considered that O'Shares would pay the fees and expenses related to the Reorganizations, including the costs associated with the drafting, printing, and mailing of the Proxy Statement/Prospectus, the solicitation of proxies, and the Special Meeting.  In this respect, the Board considered that the Target Funds and their shareholders would not incur any expenses in connection with the Reorganizations.
Other Potential Benefits of the Reorganizations. The Board considered O'Shares' representations that establishing the O'Shares branded fund complex under a single trust would allow O'Shares to produce combined regulatory documents and would subject all of the O'Shares branded funds to one compliance regime, which could increase efficiencies.
With respect to each Target Fund, the FQF Board concluded that the Reorganization would be in the best interests of the Target Fund and that the Target Fund's shareholders would not be diluted as a result of the Reorganization. These determinations were made on the basis of the business judgment of the FQF Board after consideration of all of the factors taken as a whole, though individual members of the FQF Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
Federal Income Tax Consequences
The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986 (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.
Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code.
Each Reorganization is intended to qualify as a "reorganization" for federal income tax purposes under section 368(a)(1) of the Code. As a condition to each Reorganization, FQF Trust and OSI ETF Trust will receive a legal opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that (1) subject to customary assumptions, (2) conditioned on certain representations and warranties' being true and complete at the time of the closing of the Reorganization ("Effective Time") and consummation of the Reorganization in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Stradley Ronon Stevens &

Young, LLP has not approved), and (3) on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, and current administrative and judicial interpretations thereof, for federal income tax purposes (with respect to that Reorganization, the Funds participating therein, and the participating Target Fund's shareholders):
1.
The  Acquiring Fund's acquisition of assets of the Target Fund in exchange for Acquiring Fund shares and its assumption of the Target Fund's liabilities, followed by the Target Fund's distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Target Fund shares and in complete liquidation of the Target Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)(F)), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b));

2.
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Target Fund's liabilities pursuant to sections 361(a) and 357(a) or on the subsequent distribution of those shares to its shareholders in complete liquidation of the Target Fund in exchange for their Target Fund shares pursuant to section 361(c)(1);

3.
The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund's assets in exchange for the Acquiring Fund's shares and its assumption of the Target Fund's liabilities pursuant to section 1032(a);

4.
The Acquiring Fund's tax basis in each Target Fund asset it acquires will be the same as the Target Fund's tax basis in that asset immediately before the Reorganization pursuant to section 362(b), and the Acquiring Fund's holding period for each such asset will include the Target Fund's holding period for that asset pursuant to section 1223(2) (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating such holding period);

5.	A Target Fund shareholder will recognize no gain or loss on the exchange of all its Target Fund shares for Acquiring Fund shares pursuant to the Reorganization under section 354(a);
6.
A Target Fund shareholder's aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares pursuant to section 358(a)(1), and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the Target Fund shareholder holds them as capital assets at the Effective Time pursuant to section 1223(1); and

7.
The Reorganization will not result in the termination of the Target Fund's taxable year.  The Target Fund's tax attributes enumerated in section 381(c) will be taken into account by the Acquiring Fund as of the date of transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury as if there had been no Reorganization, and the part of the Target Fund's taxable year before the Reorganization will be included in the Acquiring Fund's taxable year after the Reorganization.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganizations are consummated but the IRS or the courts were to determine that any Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund in that Reorganization would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of such Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.
Target Fund Dividend Distribution. Prior to the closing of the Reorganization, a Target Fund may distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization.
General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any as of the date of closing of the Reorganization, of the Target Fund move to the Acquiring Fund in the Reorganization and are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Effective Time, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the Reorganization is not expected to result in any limitation on the use by Acquiring Fund of the Target Fund's capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions to which the Acquiring Fund might engage post-Reorganization.
As of June 30, 2017 Old OUSA had available capital loss carryforwards of $1,995,721, Old OEUR had available capital loss carryforwards of $304,364, and Old OASI had available capital loss carryforwards of $22,022.  The final amount of each Target Fund's total available capital losses that may be used by its corresponding Acquiring Fund (i.e., its available capital loss carryforwards for completed taxable years through June 30, 2017, plus capital losses (or less capital gains) realized during its current taxable year through the Closing Date) is subject to change and will not be fixed until the latter date. FQF Board took this factor into account in concluding that the Reorganizations would be in the best interests of the Target Funds and their shareholders.
Shareholders of the Target Funds should consult their tax advisers regarding the tax consequences to them, if any, of the Reorganizations in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganizations, shareholders of the Target Funds should also consult tax advisers as to state and local tax consequences, if any, to them of the Reorganizations.
Securities to Be Issued and Shareholder Rights
FQF Trust, of which each Target Fund is a series, and OSI ETF Trust, of which each Acquiring Fund is a series (created solely for the purpose of effecting the Reorganizations), are each an open-end, registered management investment companies. The Target Funds and Acquiring Funds each offer a single class of shares of beneficial interest. Shares of the Target Funds have characteristics substantially the same as shares of the Acquiring Funds.
Capitalization
The following table shows, on an unaudited basis, the capitalization as of February 28, 2018 for the Target Funds.  The Acquiring Funds are newly formed series of OSI ETF Trust that will commence operations upon consummation of the Reorganizations. Therefore, the Acquiring Funds had no assets or shares outstanding as of February 28, 2018, and no estimated capitalization is available. The table also sets forth the pro forma combined Funds as if the Reorganizations had occurred on that date.  If the Reorganizations are consummated, the net assets, NAV per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Target Funds between February 28, 2018  and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Target Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Target Funds during the same period.
Each Target Fund shall be the accounting and performance survivor in its respective Reorganization, with the result that the corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.
	Old OUSA	New OUSA	Adjustments(1)	New OUSA (pro forma)
Net Assets	$455,823,675	—	—	$455,823,675
Net Asset Value Per Share	$30.90	—	—	$30.90
Shares Outstanding	14,750,000			14,750,000

	Old OEUR	New OEUR	Adjustments(1)	New OEUR (pro forma)
Net Assets	$50,381,415	—	—	$50,381,415
Net Asset Value Per Share	$24.58	—	—	$24.58
Shares Outstanding	2,050,000	—	—	2,050,000

	Old OASI	New OASI	Adjustments(1)	New OASI (pro forma)
Net Assets	$10,248,595	—	—	$10,248,595
Net Asset Value Per Share	$29.28	—	—	$29.28
Shares Outstanding	350,000	—	—	350,000

(1) "Adjustments" reflect the expenses in connection with the Reorganizations and the issuance of shares of the Acquiring Funds to shareholders of the Target Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Additional Information about the Funds' Principal Investment Strategies
Each Fund's Target Index. Each Fund seeks to track the performance (before fees and expenses) of its Target Index, as described in the chart below. FTSE-Russell is the Index Provider for each Fund's Target Index. The Index Provider is not affiliated with the Funds or O'Shares.
Fund	Target Index	Description of Target Index	Countries included in Target Index (as of February 28, 2018)
Old and New OUSA	FTSE US Qual/Vol/Yield Factor 5% Capped Index
The Target Index is designed to reflect the performance of publicly listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider.
United States
Old and New OEUR	FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index
The Target Index is designed to reflect the performance of publicly listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider.
Austria, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom
Old and New OASI	FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index
The Target Index is designed to reflect the performance of publicly listed large capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider.
Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea

The quality and low volatility factors of each Target Index are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.
Each Fund may use either a replication strategy or a representative sampling strategy in seeking to track the performance of its Target Index. Under a replication strategy, each Fund intends to replicate the constituent securities of the its Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the its Target Index. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
In certain circumstances, when it may not be possible or practicable to fully implement a full replication strategy, a Fund may use a representative sampling strategy whereby the Fund would hold a significant number of the component securities of its Target Index, but may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, FFCM may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and FFCM may determine to exclude those component securities from the Fund's portfolio until the liquidity concerns were lifted. In addition, a Fund may not be able to invest in certain securities included in its Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, FFCM will typically remove these securities from the Fund's portfolio. However, in the discretion of FFCM, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund. There may also be instances in which FFCM may choose to overweight securities in a Target Index.
Additional Investment Strategies and General Portfolio Policies
The Funds' Boards of Trustees may change a Fund's investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, a Fund will provide shareholders with at least 60 days' notice prior to changing its 80% investment policy with respect to its name. If there is a material change to a Fund's objective or principal investment strategies, you should consider whether such Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Each Fund's portfolio holdings as of the time the Fund calculates its NAV are disclosed on its website daily at or before the opening of trading on the Exchange the following day. A description of a Fund's policies and procedures with respect to the disclosure of such Fund's portfolio holdings is available in the Target Funds' SAI, which is incorporated by reference, and the SAI relating to this Proxy Statement/Prospectus. Information about the premiums and discounts at which an Acquiring Fund's shares have traded will be available at http://oshares.com.
Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Proxy Statement/Prospectus, the SAI relating to this Proxy Statement/Prospectus and/or the Target Funds' SAI, which is incorporated by reference, normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.
Each Fund will invest at least 80% of its total assets in the components of its Target Index and may invest up to 20% of its total assets in investments not included in the Target Index, but which FFCM believes will help the Fund track its Target Index. For example, there may be instances in which FFCM may choose to purchase or sell investments including ETFs and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components.
No Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. The Funds may, however, pledge portfolio securities as its investment adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.
See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding the Acquiring Funds' investment strategies.
Fundamental Investment Restrictions
Each Fund has certain additional fundamental investment restrictions that can only be changed with the approval of the holders of a "majority" of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act. shareholder approval. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. Investment restrictions that are non-fundamental may be changed by the relevant Board of Trustees without shareholder approval. Each Fund's fundamental and non-fundamental investment restrictions are set out in Appendix C. The Target Fund's and Acquiring Fund's fundamental investment restrictions are substantially the same, although there is a difference in the description of the restriction related to the purchase and sale of commodities.
Additional Risks of the Funds
Additional risks of the Target Funds are described in the Target Funds' SAI, which is incorporated by reference, and with respect to the Acquiring Funds are described further in the SAI relating to this Proxy Statement/Prospectus.
Pricing of Fund Shares
The per share NAV of each Acquiring Fund after consummation of the Reorganizations will be computed by dividing the total value of such Acquiring Fund's portfolio, less any liabilities, by the total number of outstanding shares of such Acquiring Fund. The NAV of each Acquiring Fund's shares is calculated each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern time. NAV per share is computed by dividing the net assets by the number of shares outstanding.
When calculating the NAV of the Acquiring Funds' shares, securities held by the Acquiring Funds are valued at market quotations when reliable market quotations are readily available.  Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Forward currency contracts are generally valued at the close of the London Exchange at the applicable forward rate on the valuation day.  OTC securities and instruments are generally valued using prices provided by a third party pricing service.  Any Acquiring Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by a third party pricing service.  Use of a rate different from the rate used by a Target Index may adversely affect an Acquiring Fund's ability to track its Target Index.
When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. The Acquiring Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Acquiring Funds' pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Acquiring Funds' investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The OSI Board has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the OSI Board has established. Certain market valuations could result in a difference between the prices used to calculate each Acquiring Fund's NAV and the prices used by each Acquiring Fund's Target Index, which, in turn, could result in a difference between an Acquiring Fund's performance and the performance of its Target Index.
For a description of the Target Funds' policies with respect to pricing, refer to the Target Funds' Prospectus, which is incorporated by reference, and available upon request without charge.  See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding pricing of Acquiring Fund shares.
Purchase and Sale of Fund Shares
Shares of the Acquiring Funds trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the "spread," which is the difference between what professional investors are willing to pay for Acquiring Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Funds varies over time based on the Acquiring Funds' trading volumes and market liquidity, and is generally lower if the Funds have a lot of trading volume and market liquidity and higher if the Funds have little trading volume and market liquidity. Because of the costs of buying and selling Acquiring Fund shares, frequent trading may reduce investment return.
Shares of the Acquiring Funds may be acquired or redeemed directly from the Acquiring Funds only in Creation Units or multiples thereof. The Acquiring Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For a description of the Target Funds' policies with respect to purchases and sales, refer to the Target Funds' Prospectus, which is incorporated by reference, and available upon request without charge. See

Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding purchases and sales of Acquiring Fund shares.
Continuous Offering.  Because Fund shares may be issued on an ongoing basis, a "distribution" of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the "Securities Act"). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Book Entry.  Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all Shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.
Share Prices.  The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the intraday indicative value ("IIV"), will be disseminated every fifteen seconds throughout the trading day by ICE Data Indices, LLC or its agents or by other information providers or market data vendors. The IIV is based on the estimated market value of the Fund Deposit (the in-kind creation basket and cash component necessary to purchase a Creation Unit from a Fund) and any short positions. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. The IIV should not be viewed as a "real-time" update of the NAV because the IIV may not be calculated in the same manner as the NAV, which is computed once a day. The IIV is generally determined by using current market trades and/or price quotations from exchanges on which trades in the portfolio securities held by the Fund are executed and reported. The Funds, O'Shares, FFCM and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIVs and make no warranty as to their accuracy.
If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.
Premiums and Discounts.  There may be differences between the daily market prices on secondary markets for shares of an Acquiring Fund and such Acquiring Fund's NAV. NAV is the price per share at which an Acquiring Fund issues and redeems shares. See "Pricing of Fund Shares" above. The price used to calculate market returns ("Market Price") of an Acquiring Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of such Acquiring Fund are primarily listed for trading, as of the time that such Acquiring Fund's NAV is calculated. An Acquiring Fund's Market Price may be at, above, or below its NAV. The NAV of an Acquiring Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of an Acquiring Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of an Acquiring Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that an Acquiring Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that an Acquiring Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the most recently completed calendar year and the most recently completed calendar quarters will be available at http://oshares.com. Any such information represents past performance and cannot be used to predict future results.
Investments by Other Investment Companies.  The SEC has granted OSI ETF Trust an order to permit registered investment companies to invest in Acquiring Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with OSI ETF Trust regarding the terms of the investment.
Dividends and Distributions
To avoid taxation, the Code requires an Acquiring Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.
Distribution Schedule.  Each Acquiring Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Dividends may be declared and paid more frequently to improve a Fund's tracking of its Target Index or to comply with the distribution requirements of the Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from an Acquiring Fund. Please consult your intermediary for details.
How Distributions Affect the Fund's NAV.  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of an Acquiring Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in an Acquiring Fund's daily NAV. An Acquiring Fund's NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, an Acquiring Fund declared a dividend in the amount of $0.25 per share. If such Acquiring Fund's NAV was $10.00 on December 30, such Acquiring Fund's NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.
OSI ETF Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Acquiring Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Acquiring Fund shares.
For a description of the Target Funds' policies with respect to dividends and distributions, refer to the Target Funds' Prospectus, which are incorporated by reference, and available upon request without charge.  See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding dividends and distributions of the Acquiring Funds.
Frequent Purchases and Redemptions
The OSI Board has evaluated the risks of market timing activities by the Acquiring Funds' shareholders. The OSI Board noted that an Acquiring Fund's shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Acquiring Funds' shares occurs on the secondary market. Because the secondary market trades do not involve an Acquiring Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Funds' trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Acquiring Funds, to the extent effected in-kind (i.e., for securities), the OSI Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the OSI Board noted that those trades could result in dilution to an Acquiring Fund and increased transaction costs, which could negatively impact an Acquiring Fund's ability to achieve its investment objective. However, the OSI Board also noted that direct trading by Authorized Participants is critical to ensuring that the Acquiring Funds' shares trade at or close to NAV. The Acquiring Funds also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Acquiring Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by an Acquiring Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Acquiring Fund's trading costs increase in those circumstances. Given this structure, the OSI Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Acquiring Funds' shares.
For a description of the Target Funds' policies with respect to frequent trading, refer to the Target Funds' Prospectus, which is incorporated by reference, and available upon request without charge.  See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding frequent purchases and redemptions of the Acquiring Funds.

Tax Consequences
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of an Acquiring Fund. The summary is based on the laws in effect on the date of this Proxy Statement/Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of an Acquiring Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.
As with any investment, you should consider how your investment in shares of the Acquiring Funds will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of an Acquiring Fund.
Taxes on Distributions.  Distributions from an Acquiring Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by an Acquiring Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held an Acquiring Fund's shares.
Distributions by an Acquiring Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by an Acquiring Fund to be treated as qualified dividend income: (i) the Acquiring Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, (ii) the Acquiring Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Acquiring Fund's shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If an Acquiring Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through as a foreign tax credit.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Taxes on Exchange-Listed Shares Sales.  Currently, any capital gain or loss realized upon a sale of Acquiring Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less assuming that such Creation Units are held as a capital asset. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units.  An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in an Acquiring Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on  Acquiring Fund distributions and sales of Acquiring Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.
For a description of the Target Funds' policies with respect to tax consequences of buying, holding, exchanging and selling Target Fund shares, refer to the Target Funds' Prospectus, which is incorporated by reference, and available upon request without charge. See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding tax consequences associated with the Acquiring Funds.
Distribution Arrangements
Creation Units for the Acquiring Funds will be distributed by Foreside Fund Services, LLC (the "Distributor"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Foreside Fund Services, LLC also serves as the distributor for the Target Funds. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
Distribution and Shareholder Servicing Plan.  Each Acquiring Fund has adopted a 12b-1 Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the 12b-1 Plan, each Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Acquiring Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.
No Rule 12b-1 fees are currently paid by any Acquiring Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in an Acquiring Fund and may cost you more than paying other types of sales charges.
For a description of the Target Funds' policies with respect to distribution arrangements, refer to the Target Funds' Prospectus, which is incorporated by reference, and available upon request without charge.  See Appendix B – "More Information About the Acquiring Funds" and the SAI relating to this Proxy Statement/Prospectus for more information regarding distribution arrangements with respect to the Acquiring Funds.
Trustees and Officers
The FQF Board is comprised of one interested trustee, Ronald C. Martin, Jr., and three trustees that are "interested persons" as defined in the 1940 Act ("Independent Trustees"):  Peter A. Ambrosini, Joseph A. Franco, and Richard S. Robie III. The OSI Board is comprised of one interested trustee, Conner O'Brien, and three Independent Trustees: Richard M. Goldman, Charles A. Baker, and Jeffrey D. Haroldson. The officers of FQF Trust and OSI ETF Trust are disclosed in the Target Funds' SAI, which is incorporated by reference and has been filed with the SEC, and the SAI relating to this Proxy Statement/Prospectus.
Service Providers
The Target Funds' administrator, fund accounting, and transfer agent, custodian, and distributor would continue to provide the same services to the Acquiring Funds after consummation of the Reorganizations. Although the Acquiring Funds' investment adviser, auditor and legal counsel differ from that of the Target Funds, such service providers are expected to provide services of at least the same scope and quality as those provided to the Target Funds by the current service providers.

	Target Funds	Acquiring Funds
Adviser	FFCM LLC	O'Shares Investment Advisers, LLC
Sub-Adviser	N/A	FFCM LLC
Sponsor	O'Shares Investments, Inc.	N/A
Custodian	JP Morgan Chase Bank, N.A.	JP Morgan Chase Bank, N.A.
Distributor	Foreside Fund Services, LLC	Foreside Fund Services, LLC
Administrator, Fund Accounting Agent, and Transfer Agent	JP Morgan Chase Bank, N.A.	JP Morgan Chase Bank, N.A.
Auditor	PricewaterhouseCoopers LLP	BBD, LLP
Legal Counsel	K&L Gates, LLP	Stradley Ronon Stevens & Young, LLP

Charter Documents
FQF Trust and OSI ETF Trust (referred to in this section each as a "Trust" and collectively as the "Trusts") are each an open-end, registered management investment company organized as a Delaware statutory trust. FQF Trust, of which each Target Fund is a series, is governed by its Trust Instrument and

By-Laws, dated August 19, 2010 (collectively, the "FQF Charter Documents"). OSI ETF Trust, of which each Acquiring Fund is a series (created solely for the purpose of effecting the Reorganizations), is governed by its Amended and Restated Agreement and Declaration of Trust, dated December 12, 2016, and By-Laws, dated April 12, 2016 (collectively the "OSI Charter Documents"). The operations of each Trust are subject to state and federal law, including the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following includes a summary of some of the differences between the FQF Charter Documents and OSI Charter Documents.
Shareholder Meeting and Voting Rights:  Neither Trust is required to hold annual meetings of shareholders and neither Trust currently intends to hold regular shareholder meetings. A meeting of shareholders must be called when requested in writing by shareholders owning at least, for FQF Trust, 25% (or 10% to the extent required by Section 16(a) of the 1940 Act) of the outstanding shares of such series or class entitled to vote. The OSI Charter Documents do not address the calling of  a meeting of shareholders by shareholders other than to state that no meeting shall be called upon the request of shareholders to considered any matter which is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding 12 months, unless requested by the holders of a majority of shares entitled to vote at such meeting.  Shareholders of an Acquiring Fund are entitled to not less than 10 nor more than 120 days' notice of any meeting and shareholders of a Target Fund must receive notice at least 10 days' notice before a meeting.
For purposes of determining shareholders entitled to vote at a meeting, the FQF Charter Documents state a record date may be fixed, as permitted by applicable law, prior to the date of the meeting. In the case of OSI ETF Trust, the record date may be fixed not more than 120 days  nor less than 10 days prior to the meeting. For each Trust, cumulative voting is not permitted in the election of trustees.
For FQF Trust, except as otherwise required by applicable law or the FQF Charter Documents, a quorum for the transaction of business at a shareholders' meeting with respect to a series or class shall be, with respect to any series or class that is listed on an exchange, one-third of the outstanding shares of such series or class, and with respect to any series or class that is not listed on an exchange, one-tenth of the outstanding shares of such series class entitled to vote in person or by proxy. Except as otherwise required by applicable law or the FQF Charter Documents, a quorum for the transaction of business at a shareholders' meeting with respect to FQF Trust shall be one-third (33-1/3%) of the outstanding shares of FQF Trust entitled to vote in person or by proxy. For OSI ETF Trust, one-third (33-1/3%) of the outstanding shares entitled to vote at a shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders' meeting, except when a larger quorum is required by the OSI Charter Documents, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements.  For OSI ETF Trust, when a separate vote by one or more series or classes is required, one-third (33-1/3%) of the outstanding shares of each such series or class entitled to vote at a shareholders' meeting of such series or class, which are present in person or represented by proxy, shall constitute a quorum at the shareholders' meeting of such series or class, except when a larger quorum is required by the OSI Charter Documents, applicable law or the requirements of any securities exchange on which shares of such series or class are listed for trading, in which case such quorum shall comply with such requirements. For both Trusts, any lesser number shall be sufficient quorum for adjournments. For FQF Trust, no notice of adjournment of a meeting to another time or place need be given to shareholders if such time and place are announced at the meeting at which the adjournment is taken or reasonable notice is given to persons present at the meeting, and if the adjourned meeting is held within a reasonable time after the date set for the original meeting. For OSI ETF Trust, written notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 120 days after the date of the original meeting. For both Trusts, if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to shareholders of record entitled to vote at such meeting.
For each Trust, when a quorum is present, a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the respective Trust's Charter Documents, or applicable law), except that a plurality of the shares voted may elect a trustee. For each Trust, each share is entitled to one vote.
For FQF Trust, shareholders have the power to vote only with respect to: (i)  the election and removal of Trustees; (ii) any investment advisory or management contract; (iii) the amendment  of the Trust Instrument (to the extent and as provided in the Trust Instrument); and (iv) such additional matters relating to the FQF Trust to the extent required by law, the FQF Charter Documents or any registration of the FQF Trust with the SEC or any state, or as the FQF Trust's Trustees may consider desirable. For OSI ETF Trust, subject to the provisions of Article III, Section 6 of the Amended and Restated Declaration of Trust, shareholders have the power to vote only (i) on such matters required by the OSI Charter Documents, the 1940 Act, other applicable law and any registration statement of OSI ETF Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the OSI Board may consider necessary or desirable.
Liability and Indemnification of Trustees:  For both Trusts, every person who is, or has been, a trustee or an officer, employee or agent of their respective Trust, including persons who act at the request of the Trust as a director, trustee, officer, employee or agent of another organization (each, a "Covered Person") are not protected against liability to the Trust or shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Additionally, OSI ETF Trust holds a Covered Person liable to it and any shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. For FQF Trust, provided the trustees and officers of FQF Trust have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of FQF Trust, the trustees and officers of FQF Trust are not responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of FQF Trust.
For FQF Trust, every Covered Person shall be indemnified by FQF Trust or the appropriate series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; provided that no indemnification is provided to a Covered Person: (i) who was adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of Independent Trustees that are not parties to the matter based upon a review of readily available facts; or (C) by written opinion of independent legal counsel based upon a review of readily available facts.
OSI ETF Trust indemnifies, to the fullest extent permitted under applicable law, any Covered Person who was or is involved in a proceeding, by reason of the fact that such person is or was a Covered Person, against amounts actually and reasonably incurred in connection with such proceeding if such Covered Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Covered Person was unlawful.  Covered Persons have no right to indemnification for any liability arising by reason of act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Covered Person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person.
Any indemnification must be made by OSI ETF Trust if authorized in the specific case on a determination that indemnification of the Covered Person is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person was not liable by reason of Disqualifying Conduct (as defined in the OSI Charter Documents) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Independent Trustees that were not parties to the proceeding or parties who have any economic or other interest in connection with such specific case ("non-party Independent Trustees"); or (2) by independent legal counsel in a written opinion.
For OSI ETF Trust, expenses incurred by a Covered Person in defending any proceeding shall be advanced by the Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Covered Person to repay the amount of the advance if it shall be determined ultimately that the Covered Person is not entitled to be indemnified; provided, that for OSI ETF Trust, at least one of the following conditions for the advancement of expenses is met:  (i) the Covered Person shall provide a security for his undertaking, (ii) OSI ETF Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the non-party Independent Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
For FQF Trust, every Covered Person shall be indemnified against all expenses reasonably incurred or paid by the Covered Person in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.
Derivative Actions:  The OSI Charter Documents, in addition to requirements set forth by Delaware law, impose the following additional requirements that must be satisfied before a shareholder may bring a derivative action on behalf of OSI ETF Trust: (i) the shareholder(s) must make a pre-suit demand upon the OSI Board to bring the subject action unless an effort to cause the OSI Board to bring such an action is not likely to succeed (for purposes of this section, a demand on the OSI Board shall only be deemed not likely to succeed and therefore excused if a majority of the OSI Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as such term is defined in the Delaware Statutory Trust Act ("DSTA")); (ii) unless a demand is not required under (i) above, shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding shares of OSI ETF Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the OSI Board to commence such action; and (iii) unless a demand is not required under (i) above, the OSI Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.  The OSI Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholder making such request to reimburse OSI ETF Trust for the expense of any such advisors in the event that the OSI Board determine not to bring such action.
The FQF Charter Documents do not address requirements related to derivative actions, other than stating (i) a shareholder in a particular series or class of FQF Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class, as appropriate, or on behalf of the shareholders in any other series or any other class of FQF Trust.
The foregoing is only a summary of certain characteristics of the operations of each Trust's Charter Documents and is not a complete description of those documents or of Delaware law. Shareholders should refer to the provisions of each Trust's Charter Documents and to Delaware law directly for more complete information.
FINANCIAL HIGHLIGHTS
The financial highlights information for each Target Fund is incorporated by reference to the Target Fund's Annual Report for the fiscal year ended June 30, 2017 and Semi-Annual Report for the six-month period ended December 31, 2017.  Additional copies of each Target Fund's Annual Report and Semi-Annual Report are available upon request, without charge, by calling collect 1-617-292-9801 or on the Internet at http://oshares.com.  The Acquiring Funds have no financial highlights information since they have not yet commenced operations.
ADDITIONAL INFORMATION
Quorum and Voting
Shareholders of each Target Fund will vote separately at the Special Meeting on the Reorganization applicable to the Target Fund in which they hold shares. Shareholders of each Target Fund are entitled to one vote for each share of such Target Fund. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.
One-third of the outstanding shares of each Target Fund entitled to vote at the Special Meeting shall be a quorum for the transaction of business for that Target Fund at the Special Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Reorganizations is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require a majority of the shares of a Target Fund, voted in person or by proxy at the Special Meeting.
Abstentions and broker non-votes will be counted toward establishing quorum. Assuming the presence of a quorum of shareholders of a Target Fund, abstentions and broker non-votes will have the effect of votes against a proposed Reorganization.  Because there are no proposals on which broker-dealers may vote in their discretion on behalf of their clients, the Target Funds do not expect to receive any broker non-votes.
Approval of a Reorganization will require the affirmative vote of a "majority of the outstanding voting securities" of the Target Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.
Share Ownership
The following table shows, as of the Record Date, the number of outstanding shares and net assets of each Target Fund.

Fund	Total Number of Shares Outstanding	Net Assets
Old OUSA
Old OEUR
Old OASI
Total

As of December 31, 2017 the officers and Trustees of FQF Trust as a group did not own shares of the Target Funds. As of February 28, 2018, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Target Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of the Target Funds is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Target Fund, or is identified as the record owner of more than 25% of a Target Fund and has voting and/or investment powers, that person may be presumed to control such Target Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Target Fund shareholders.
Although FQF Trust does not have information concerning the Target Funds' beneficial ownership of shares nominally held by the Depositary Trust Company ("DTC"), as of February 28, 2018, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more or 25% or more of the outstanding shares of each Target Fund were as follows:
Old OUSA

Company Name	% of Ownership	Address

National Financial Services LLC	23.36%	P.O. Box 673004 Dallas, TX 75267

Morgan Stanley Smith Barney	13.48%	P.O Box 20 New York, NY 10008-0020

Charles Schwab & Co., Inc.	13.00%	ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082

TD Ameritrade Clearing, Inc.	7.72%	Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103

Wells Fargo Advisors, LLC	6.85%	One North Jefferson Avenue St. Louis, MO 63103

UBS Financial Services Inc.	5.93%	Group Operations 5th Floor 1000 Harbor Blvd. Weehawken, NJ 07086

Old OEUR

Company Name	% of Ownership	Address

UBS Financial Services Inc.	25.37%	Group Operations 5th Floor

		1000 Harbor Blvd. Weehawken, NJ 07086

National Financial Services LLC	16.28%	P.O. Box 673004 Dallas, TX 75267

Charles Schwab & Co., Inc.	13.43%	ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082

TD Ameritrade Clearing, Inc.	9.75%	Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103

Stifel Nicolaus & Co., Inc.	5.36%	501 N. Broadway St. Louis, MO 63102

Old OASI

Company Name	% of Ownership	Address

Charles Schwab & Co., Inc.	29.92%	ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082

TD Ameritrade Clearing, Inc.	18.40%	Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103

National Financial Services LLC	10.69%	P.O. Box 673004 Dallas, TX 75267

J.P. Morgan Clearing Corp.	10.18%	1 Metro Tech Center, #1 Brooklyn, NY 11201

Solicitation of Proxies
O'Shares will pay the fees and expenses related to the Reorganizations, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Special Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of FQF Trust, certain officers and employees of the Sponsor, O'Shares or their affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. mail, facsimile, verbal, internet, or email communications.
O'Shares has retained the Proxy Solicitor, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $150,000 plus any out-of-pocket expenses. Such expenses will be paid by O'Shares. The estimated cost of the Reorganizations is $500,000. Among other things, the Proxy Solicitor will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Target Fund and to obtain authorization for the execution of proxies. To the extent the Sponsor would have directly borne the expenses for those services, the Sponsor will reimburse these intermediaries for their expenses.
As the Special Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of the Proxy Solicitor. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Funds.
Telephone Touch-Tone Voting.  Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.
Internet Voting.  Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.
Revoking a Proxy.  Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of FQF Trust, at 53 State Street, Suite 1308, Boston, Massachusetts 02109, a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the Reorganizations described in this Proxy Statement/Prospectus.
Shareholder Proposals for Subsequent Shareholder Meetings and Board Communications
The Target Funds are not required, and do not intend, to hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Funds' shareholders should send such proposals to the Vice President of the Funds at 53 State Street, Suite 1308, Boston, Massachusetts 02109. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Target Funds at their then-principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders of the Target Funds that wish to send communications to the FQF Board, or the specific members of the FQF Board, should submit the communication in writing to the attention of the Vice President of the Target Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the FQF Board or a specified member of the FQF Board. The Vice President will maintain a copy of any such communication and will promptly forward it to the FQF Board or the specified member of the FQF Board, as appropriate.
Other Matters to Come Before the Special Meeting
FQF Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the FQF Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Copies of Fund Information
To avoid sending duplicate copies of materials to certain households, a Target Fund may mail only one copy of each prospectus or summary prospectus, each annual and semi-annual report,  this Proxy Statement/Prospectus or any other proxy statement to each address shared by two or more accounts with the same last name or that we reasonably believe are members of the same family. The consolidation of these mailings benefits a Target Fund through reduced mailing expenses.
Please complete, sign, and return the enclosed proxy card(s) or vote by telephone or internet promptly. No postage is required if you mail your proxy card(s) in the United States.
By order of the Board of Trustees of the FQF Trust,

/s/ William H. DeRoche
William H. DeRoche
President, FQF Trust

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of [DATE], 2018, among OSI ETF Trust, a Delaware statutory trust, with its principal place of business at 60 State Street, Suite 700, Boston, MA 02109 ("New Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed under the heading "New Funds - Series of New Trust" on Schedule A attached hereto ("Schedule A") (each such series referred to herein as a "New Fund"); FQF Trust, a Delaware statutory trust, with its principal place of business at 53 State Street, Suite 1308, Boston, MA 02109 ("Old Trust"), on behalf of each series thereof listed under the heading "Old Funds" on Schedule A (each such series referred to herein as an "Old Fund"); and, solely for purposes of paragraph 6, O'Shares Investment Advisers, LLC, investment adviser to New Fund ("Investment Adviser").  (New Trust and Old Trust are each sometimes referred to herein as an "Investment Company," and each New Fund and each Old Fund are each sometimes referred to herein as a "Fund.")  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by a Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund's behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund, or Investment Company on behalf of that Fund, of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations").  The reorganization will involve Old Fund changing its identity – by converting from a series of Old Trust to a series of New Trust – by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund's business) in exchange solely for (a) voting shares of beneficial interest ("shares") in New Fund of equal value to the net assets of the Old Fund, (b) New Fund's assumption of all of Old Fund's liabilities, (2) distributing those shares pro rata to Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the "Reorganization").  The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization.
Each Investment Company's board of trustees (each, a "Board"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Non-Interested Persons") of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund's behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Shares offered by the Old Fund ("Old Fund Shares") have characteristics substantially similar to shares offered by the New Fund ("New Fund Shares").
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1. PLAN OF REORGANIZATION AND TERMINATION
1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund.  In exchange therefor, New Fund shall:
(a)	issue and deliver to Old Fund the number of full New Fund Shares equal to the number of full Old Fund Shares then outstanding, and
(b)	assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").
New Fund Shares shall be delivered to Old Fund in a Creation Unit aggregation. Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2 The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund's books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.
1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(e)) borne by the Investment Adviser pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4 At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by New Trust's transfer agent's opening accounts on New Fund's shareholder records in the Shareholders' names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder's account shall be credited with the number of full New Fund Shares equal to the number of full Old Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value ("NAV") of New Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  The value of the assets and the liabilities of Old Fund shall be computed as of the Effective Time, using the valuation procedures approved by the Board of Trustees of Old Trust. The net asset value of a New Fund Share shall be the net asset value per share computed as of the Effective Time using the valuation procedures of Old Trust. All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent.
All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund's shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7 After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions necessary and proper to effect Old Fund's complete dissolution.  As provided in paragraph 1.4, on making that distribution Old Fund's liquidation shall be complete for federal tax purposes.  The dissolution and termination of Old Fund provided for in this paragraph 1.7 is solely for purposes of the laws of the State of Delaware ("Delaware Law").
2. CLOSING AND EFFECTIVE TIME
2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of 8:00 a.m., Eastern time) on [DATE], 2018 ("Effective Time").  The Closing shall be held at New Trust's offices or at such other place as to which the Investment Companies agree.

2.2 Old Trust shall cause the custodian of Old Fund's assets ("Old Custodian") (a) to make Old Fund's portfolio securities available to New Trust (or to its custodian ("New Custodian"), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund's account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian's customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund's assets are deposited, in the case of Old Fund's portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer's certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered in proper form all of Old Fund's portfolio securities, cash, and other assets to the New Custodian for New Fund's account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund's books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
2.3 Old Trust shall deliver to New Trust at the Closing an authorized officer's certificate listing the record Shareholders' names and the number of outstanding Old Fund Shares each such Shareholder owns, all at the Effective Time, certified by Old Trust's Secretary or Assistant Secretary.  Old Trust shall direct its transfer agent to deliver to New Trust at the Closing an authorized officer's certificate showing the number of outstanding Old Fund Shares, all at the Effective Time, certified by its transfer agent.  New Trust shall deliver to Old Trust at or as soon as reasonably practicable after the Closing an authorized officer's certificate listing the record Shareholders' names and the number of shares of the New Fund to be credited to Old Fund Shareholders at the Effective Time.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing an authorized officer's certificate as to the number of outstanding New Fund Shares, which have been credited to Old Fund's account on the New Fund's shareholder records.
2.4 In the event that immediately prior to Effective Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of New Fund or Old Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of Old Fund Shares is impracticable, the Closing shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
2.5 Old Trust shall deliver to New Trust and the Investment Adviser, within five days before the Closing, an authorized officer's certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund's books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

2.6 If requested by New Trust, Old Trust shall direct PricewaterhouseCoopers LLP, an independent registered public accounting firm that audits Old Trust's books, and other applicable service providers to provide access to at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, "Accounting for Uncertainty in Income Taxes," FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, "Work Papers") for all fiscal and taxable periods ended June 30, 2017, and for the period from that date through the Effective Time.
2.7 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3. REPRESENTATIONS AND WARRANTIES
3.1 Old Trust, on each Old Fund's behalf, represents and warrants to New Trust, on the corresponding New Fund's behalf, as follows:
(a) Old Trust (1) is a statutory trust that is duly organized, validly existing and in good standing under Delaware Law, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) has never elected not to be classified as an association taxable as a corporation;
(b) Old Fund is a duly established and designated series of Old Trust;
(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust's Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund's benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act"), provided that New Fund will acquire assets that are segregated as collateral for Old Fund's derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such assets;
(e) Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Old Trust's Trust Instrument, dated as of August 19, 2010 ("Declaration") or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;
(f) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund's assumption of any liabilities of Old Fund thereunder will be made, without either Fund's incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust's knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund's financial condition or the conduct of its business; and Old Trust, on Old Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund's business or Old Trust's ability to consummate the transactions contemplated hereby;
(h) Old Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2017, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund's financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein.  Old Fund's Statement of Assets and Liabilities, Schedule of

Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the six months ended December 31, 2017, are in accordance with GAAP; and those Statements (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund's financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
(i) Since December 31, 2017, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;
(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and on redemptions of, its shares and to withholding in respect thereof, and is not liable for any material penalties that could be imposed thereunder;
(k) Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service ("Service") or is a "publicly traded partnership" (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time ("current year")), Old Fund has met (and for the current year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a "regulated investment company" (as defined in section 851(a)(1)) ("RIC") and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old

Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund's shareholder records, as provided in paragraph 2.3;
(m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));
(o) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; for purposes of this representation, Old Fund shall be treated as holding its proportionate share of the assets held by any other RICs (including exchange-traded funds that are RICs) in which it invests;
(p) Old Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(q) The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the information Old Trust provided for inclusion in the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(r) Old Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to New Trust;
(s) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(t) [RESERVED]
(u) Old Trust has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(v) Old Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(w) Old Fund does not have any unamortized or unpaid organizational fees or expenses;
(x) Old Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(y) [RESERVED]; and
(z) Old Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.2 New Trust, on New Fund's behalf, represents and warrants to Old Trust, on Old Fund's behalf, as follows:
(a) New Trust (1) is a statutory trust that is duly organized, validly existing and in good standing under Delaware Law, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) has never elected not to be classified as an association taxable as a corporation;
(b) At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund's business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust's Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares or (2) any other securities issued by New Fund, except the Initial Share;
(e) No consideration other than New Fund Shares and (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f) New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust's Amended and Restated Agreement and Declaration of Trust, dated December 12, 2016 ("Instrument"), or By Laws, or any Undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;
(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust's knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and New Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund's business or New Trust's ability to consummate the transactions contemplated hereby;
(h) New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a "publicly traded partnership" (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Subchapter M; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;
(i) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;
(j) There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;
(k) Assuming the truthfulness and correctness of Old Trust's representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; for purposes of this representation, New Fund shall be treated as holding its proportionate share of the assets held by any other RICs (including exchange-traded funds that are RICs) in which it invests;
(l) Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));
(m) The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(n) [RESERVED]; and

(o) New Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.3 Each Investment Company, on its Fund's behalf, represents and warrants to the other Investment Company, on its Fund's behalf, as follows:
(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund's behalf, except for (1) New Trust's filing with the Commission of a registration statement on Form N-1A relating to the New Fund, and any supplement or amendment thereto, including therein a prospectus ("Registration Statement"), (2) New Trust's filing with the Commission of a proxy/registration statement on Form N-14 ("Proxy"), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;
(d) None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;
(e) No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Investment Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(f) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization, and (2) New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization.

4. COVENANTS
4.1 Old Trust covenants to operate Old Fund's business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares in Creation Unit quantities, and the declaration and payment of regular and customary periodic dividends and other distributions, and any other distribution that may be advisable.
4.2 Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders Meeting").
4.3 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.4 Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.
4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.
4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to carry out the intent and purpose hereof, including, without limitation, to vest in, and confirm to, (a) New Trust, on New Fund's behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund's behalf, title to and possession of the New Fund Shares to be delivered hereunder.
4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, the rules of NYSE Arca, Inc. ("Exchange"), and applicable state securities laws, to commence and continue New Fund's operations after the Effective Time.
4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
4.9 Old Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to New Trust, in a form reasonably satisfactory thereto, a certificate stating Old Fund's earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to New Fund pursuant to section 381.

4.10 It is each Investment Company's intention that the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.
4.11 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
(a) Old Trust and New Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes, or in determining the financial reporting of any tax position, or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.
(b) Any tax reporting or tax filing responsibility with respect to an Old Fund for the period up to the Effective Time (and until such later date on which Old Fund is terminated) is and shall remain the responsibility of the Old Trust, including, without limitation, responsibility for (i) preparing and filing tax returns relating to tax periods ending on or prior to the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with any federal, state or local tax authorities, except as otherwise is mutually agreed by the parties.
(c) Any tax reporting or tax filing responsibility with respect to a New Fund for the period on or after the Effective Time is and shall remain the responsibility of the New Trust, including, without limitation, responsibility for (i) preparing and filing tax returns relating to tax periods beginning on or after the Closing; and (ii) preparing and filing other documents with any federal, state or local tax authorities, except as otherwise is mutually agreed by the parties.
5. CONDITIONS PRECEDENT
Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund's shareholders at the Shareholders Meeting;

5.2 All necessary filings shall have been made with the Commission, the Exchange, and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement of New Fund relating to the continuous offering of New Fund Shares in Creation Units and the Proxy shall have become effective under the 1933 Act and the 1934 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, the 1934 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission, the Exchange and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;
5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4 The Investment Companies shall have received an opinion of Stradley Ronon Stevens & Young, LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion").  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.7(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:
(a) New Fund's acquisition of the Assets in exchange for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)(F)), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b));
(b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the

Liabilities pursuant to sections 361(a) and 357(a) or on the subsequent distribution of those shares to the Shareholders in complete liquidation of the Old Fund in exchange for their Old Fund Shares pursuant to section 361(c)(1);
(c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities pursuant to section 1032(a);
(d) New Fund's tax basis in each Asset will be the same as Old Fund's tax basis therein immediately before the Reorganization pursuant to section 362(b), and New Fund's holding period for each Asset will include Old Fund's holding period therefor pursuant to section 1223(2) (except where New Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);
(e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares for New Fund Shares pursuant to the Reorganization under section 354(a);
(f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares pursuant to section 358(a)(1), and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time pursuant to section 1223(1); and
(g) The Reorganization will not result in the termination of Old Fund's taxable year.  Old Fund's tax attributes enumerated in section 381(c) will be taken into account by New Fund as of the date of transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.
Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
5.5 Before the Closing, New Trust's Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share ("Initial Share") to the Investment Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management agreement and sub-advisory agreement, and to take whatever action it may be required to take as New Fund's sole shareholder;
5.6 New Trust, on New Fund's behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund's operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof, and by the Investment Adviser or its affiliate as New Fund's sole shareholder;
5.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests;
5.8 Old Trust, on behalf of Old Fund, shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Time, addressed to and in form and substance reasonably satisfactory to Old Trust, to the effect that (i) New Trust is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of New Trust, on behalf of New Fund, and this Agreement is a legal, valid and binding agreement of New Trust in accordance with its terms; and (iii) the shares of New Trust, on behalf of New Fund, to be issued in the reorganization, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable; and
5.9 New Trust, on behalf of New Fund, shall have received an opinion of K&L Gates LLP, dated the Effective Time, addressed to and in form and substance reasonably satisfactory to New Trust, to the effect that: (i) Old Trust is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of Old Trust, on behalf of Old Fund, and this Agreement is a legal, valid and binding agreement of Old Trust in accordance with its terms.
6. EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(e), the Investment Adviser shall bear 100% of the Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund's prospectus supplements and the Registration Statement, and printing and distributing New Fund's prospectus and Old Fund's proxy materials, (2) legal and accounting fees, including fees of counsel to each Investment Company and its Non-Interested Persons, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but excluding brokerage costs, the Investment Adviser's travel expenses, and similar expenses not directly related to the Reorganization.  This paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing unless expressly provided for herein.
8. TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2018, or such other date as to which the Investment Companies agree; or
8.2 By the Investment Companies' mutual written agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company except for the payment of Reorganization Expenses as provided in paragraph 6.
9. AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.
10. SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11. MISCELLANEOUS
11.1 This Agreement shall be governed by and construed in accordance with the internal Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund's behalf, or Old Trust, on Old Fund's behalf, and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's trustees solely in their capacities as trustees, and not individually, and that each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund ("Fund's Property") and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund's behalf, shall look only to the other Fund's Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

OSI ETF TRUST, each of its series listed under the heading "Old Funds" on Schedule A
By:
Name:
Title:

FQF TRUST, each of its series listed under the heading "Old Funds" on Schedule A
By:
Name: Thomas A. Carter
Title: President

Solely for purposes of paragraph 6,
O'SHARES INVESTMENT ADVISERS, LLC

By:
Name:
Title:

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUNDS

More Information About the Funds' Investment Objectives
The O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (each an "Acquiring Fund" and collectively, the "Acquiring Funds") seek to track the performance (before fees and expenses) of its target index ("Target Index"). Each Acquiring Fund's investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days' notice to shareholders.
More Information About the Funds' Principal Investment Strategies
O'Shares FTSE U.S. Quality Dividend ETF
The Acquiring Fund seeks to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the "FTSE USA Index").
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Target Index are selected from the FTSE USA Index. As of February 28, 2018, the Target Index consisted of 144 securities with a market capitalization range of between $3 billion and $350 billion, with an average market capitalization of $58 billion.
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE USA Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes REITs.
The Acquiring Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Acquiring Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Acquiring Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. To the extent the Acquiring Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, FFCM LLC, as sub-adviser ("FFCM"), may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and FFCM may determine to exclude those component securities from the Acquiring Fund's portfolio until the liquidity concerns were lifted. In addition, the Acquiring Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, FFCM will typically remove these securities from the Acquiring Fund's portfolio. However, in the discretion of FFCM, the Acquiring Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Acquiring Fund.
Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Acquiring Fund is expected to concentrate to approximately the same extent.
The Acquiring Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which FFCM believes will help the Acquiring Fund track the Target Index. For example, there may be instances in which FFCM may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which FFCM may choose to overweight securities in the Target Index.  The Acquiring Fund may not be fully invested at times as a result of, for example, cash flows into the Acquiring Fund or reserves of cash held by the Acquiring Fund to meet redemptions and pay expenses. Under these circumstances, the Acquiring Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of O'Shares Investment Advisers, LLC ("O'Shares"), developed the Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
O'Shares FTSE Europe Quality Dividend ETF
The Acquiring Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the "FTSE Developed Europe Index").
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Target Index are selected from the FTSE Developed Europe Index. As of February 28, 2018, the Target Index consisted of 185 securities with a market capitalization range of between $3 billion million and $247 billion, with an average market capitalization of $26 billion.
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Europe Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE Developed Europe Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Target Index.  Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes REITs.
As of February 28, 2018, the Target Index included the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Acquiring Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Acquiring Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Acquiring Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. To the extent the Acquiring Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, FFCM may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and FFCM may determine to exclude those component securities from the Acquiring Fund's portfolio until the liquidity concerns were lifted. In addition, the Acquiring Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, FFCM will typically remove these securities from the Acquiring Fund's portfolio. However, in the discretion of FFCM, the Acquiring Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Acquiring Fund.
Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Acquiring Fund is expected to concentrate to approximately the same extent.
The Acquiring Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which FFCM believes will help the Acquiring Fund track the Target Index. For example, there may be instances in which FFCM may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which FFCM may choose to overweight securities in the Target Index. The Acquiring Fund may not be fully invested at times as a result of, for example, cash flows into the Acquiring Fund or reserves of cash held by the Acquiring Fund to meet redemptions and pay expenses. Under these circumstances, the Acquiring Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of O'Shares, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
O'Shares FTSE Asia Pacific Quality Dividend ETF
The Acquiring Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index (the "FTSE Developed Asia Pacific Index").
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Target Index are selected from the FTSE Developed Asia Pacific Index. As of February 28, 2018, the Target Index consisted of 294 securities with a market capitalization of between $380 million and $261 billion, with an average market capitalization of $12 billion.
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Asia Pacific Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage.  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield.  Consecutive "factor tilts" are applied to the equity securities in the FTSE Developed Asia Pacific Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes REITs.
As of February 28, 2018, the Target Index included the following countries: Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea.
The Acquiring Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Acquiring Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Acquiring Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. To the extent the Acquiring Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, FFCM may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and FFCM may determine to exclude those component securities from the Acquiring Fund's portfolio until the liquidity concerns were lifted. In addition, the Acquiring Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, FFCM will typically remove these securities from the Acquiring Fund's portfolio. However, in the discretion of FFCM, the Acquiring Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Acquiring Fund.
Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Acquiring Fund is expected to concentrate to approximately the same extent.
The Acquiring Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which FFCM believes will help the Acquiring Fund track the Target Index. For example, there may be instances in which FFCM may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which FFCM may choose to overweight securities in the Target Index.  The Acquiring Fund may not be fully invested at times as a result of, for example, cash flows into the Acquiring Fund or reserves of cash held by the Acquiring Fund to meet redemptions and pay expenses. Under these circumstances, the Acquiring Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of O'Shares, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
Exclusion of Adviser from Commodity Pool Operator ("CPO") Definition
With respect to each Acquiring Fund, O'Shares has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, O'Shares is relying upon a related exclusion from the definition of a "commodity trading advisor" under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Acquiring Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the statement of additional information to this Proxy Statement/Prospectus. Because O'Shares and the Acquiring Funds intend to comply with the terms of the CPO exclusion at this time, the Acquiring Funds will limit their investments in these types of instruments. The Acquiring Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved O'Shares' reliance on these exclusions, or the Acquiring Funds, their investment strategies.
Information Regarding Exchange-Traded Funds
Each Acquiring Fund is an ETF. An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on an exchange, shares of ETFs can be traded throughout the day on that exchange at market-determined prices.
Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants, and then only in large blocks of shares called "Creation Units," usually in exchange for an in-kind basket of securities.  In order to be an "Authorized Participant," you must be either a broker-dealer or other participant in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in The Depository Trust Company ("DTC") with access to the DTC system, and you must execute an agreement with the Acquiring Fund's distributor that governs transactions in the Acquiring Fund's Creation Units.
NAV is calculated once a day at the close of trading on the New York Stock Exchange ("NYSE") and reflects an Acquiring Fund's total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor's order will be priced at that Acquiring Fund's NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from a fund directly by the shareholder or through a financial intermediary.

In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions may not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF's portfolio holdings. Accordingly, an investor may pay more (or receive less) than NAV when the investor purchases (or sells) Acquiring Fund shares on the secondary market. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Acquiring Funds' shares because Acquiring Fund shares are listed for trading on the Exchange. It is possible, however, that an active trading market in Acquiring Fund shares may not be maintained.
Pricing Fund Shares
The NAV of each Acquiring Fund's shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.
The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Acquiring Fund, known as the intraday indicative value ("IIV"), will be disseminated every fifteen seconds throughout the trading day by ICE Data Indices, LLC or its agents or by other information providers or market data vendors. The IIV is based on the estimated market value of the Fund Deposit (the in-kind creation basket and cash component necessary to purchase a Creation Unit from an Acquiring Fund) and any short positions. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by an Acquiring Fund at a particular point in time or the best possible valuation of the current portfolio. The IIV should not be viewed as a "real-time" update of the NAV because the IIV may not be calculated in the same manner as the NAV, which is computed once a day. The IIV is generally determined by using current market trades and/or price quotations obtained from exchanges on which trades in the relevant securities held by the Acquiring Fund are executed and reported. The Acquiring Funds, O'Shares, FFCM and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIVs and make no warranty as to their accuracy.
If you buy or sell Acquiring Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Acquiring Fund shares in Creation Units.
When calculating the NAV of the Acquiring Funds' shares, securities held by the Acquiring Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Forward currency contracts are generally valued at the close of the London Exchange at the applicable forward rate on the valuation day. OTC securities and instruments are generally valued using prices provided by a third party pricing service. Any Acquiring Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by a third party pricing service. Use of a rate different from the rate used by a Target Index may adversely affect an Acquiring Fund's ability to track its Target Index.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. The Acquiring Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Acquiring Funds' pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Acquiring Funds' investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The Board of Trustees of OSI ETF Trust ("OSI Board") has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the OSI Board has established.  Certain market valuations could result in a difference between the prices used to calculate each Acquiring Fund's NAV and the prices used by each Acquiring Fund's Target Index, which, in turn, could result in a difference between a Acquiring Fund's performance and the performance of its Target Index.
Shareholder Information
Shares of the Acquiring Funds trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the "spread," which is the difference between what professional investors are willing to pay for Acquiring Fund shares (the "bid" price) and the price at which they are willing to sell Acquiring Fund shares (the "ask" price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Funds varies over time based on the Acquiring Funds' trading volumes and market liquidity, and is generally lower if the Acquiring Funds have a lot of trading volume and market liquidity and higher if the Acquiring Funds have little trading volume and market liquidity. Because of the costs of buying and selling Acquiring Fund shares, frequent trading may reduce investment return.
Shares of the Acquiring Funds may be acquired or redeemed directly from the Acquiring Funds only in Creation Units or multiples thereof. The Acquiring Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Premium/Discount Information
Information regarding how often the shares of the Acquiring Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Funds during the most recently completed calendar year and the most recently completed calendar quarters will be available at http://oshares.com. Any such information represents past performance and cannot be used to predict future results.
Certain Legal Risks
Because Acquiring Fund shares may be issued on an ongoing basis, a "distribution" of Acquiring Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the "Securities Act"). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Acquiring Fund, breaks them down into the constituent Acquiring Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Acquiring Fund shares with an active selling effort involving solicitation of secondary-market demand for Acquiring Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Acquiring Fund shares, whether or not participating in the distribution of Acquiring Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Acquiring Fund shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Acquiring Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an SEC exemptive order granted to the Acquiring Funds that allows registered investment companies to invest in Acquiring Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.
O'Shares reserves the right to reject any purchase request at any time, for any reason, and without notice. The Acquiring Funds can stop offering Creation Units and may postpone payment of redemption proceeds at times when the Exchange is closed, when trading on the Exchange is suspended or restricted, for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring Fund's portfolio securities or determination of NAV is not reasonably practicable, or under any circumstances as is permitted by the SEC.
Legal Restrictions on Transactions in Certain Securities
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Acquiring Funds' discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the in-kind basket of securities applicable to the purchase of a Creation Unit.
Creations and redemptions of Acquiring Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Acquiring Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or an Acquiring Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Acquiring Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer ("QIB") as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
Frequent Trading

The OSI Board has evaluated the risks of market timing activities by the Acquiring Funds' shareholders. The OSI Board noted that an Acquiring Fund's shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Acquiring Funds' shares occurs on the secondary market. Because the secondary market trades do not involve an Acquiring Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Funds' trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Acquiring Funds, to the extent effected in-kind (i.e., for securities), the OSI Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the OSI Board noted that those trades could result in dilution to an Acquiring Fund and increased transaction costs, which could negatively impact an Acquiring Fund's ability to achieve its investment objective. However, the OSI Board noted also that direct trading by Authorized Participants is critical to ensuring that the Acquiring Funds' shares trade at or close to NAV. The Acquiring Funds also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Acquiring Fund may impose transaction fees on purchases and redemptions of Acquiring Fund shares to cover the custodial and other costs incurred by an Acquiring Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Acquiring Fund's trading costs increase in those circumstances. Given this structure, the OSI Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Acquiring Funds' shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Acquiring Funds and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Acquiring Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.
O'Shares will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Acquiring Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
Portfolio Holdings Information
Each Acquiring Fund's portfolio holdings as of the time the Acquiring Fund calculates its NAV are disclosed daily at http://oshares.com at or before the opening of trading on the Exchange the following day. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Acquiring Funds' other policies and procedures with respect to the disclosure of the Acquiring Funds' portfolio securities is available in the SAI relating to this Proxy Statement/Prospectus.

Distribution and Service Plan
Each Acquiring Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Plan, each Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Acquiring Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Acquiring Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with Foreside Fund Services, LLC (the "Distributor").
No Rule 12b-1 fees are currently paid by any Acquiring Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in an Acquiring Fund and may cost you more than paying other types of sales charges.
Dividends and Distributions
Each Acquiring Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, an Acquiring Fund generally pays no federal income tax on the income and gains it distributes. Acquiring Fund shareholders are entitled to their share of an Acquiring Fund's income and net realized gains on its investments. Each Acquiring Fund pays out substantially all of its net earnings to its shareholders as "distributions." Each Acquiring Fund typically earns income dividends from stocks and income from fixed income securities. These amounts, net of expenses, are passed along to Acquiring Fund shareholders as "income dividend distributions." Each Acquiring Fund realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."
The Acquiring Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Acquiring Fund will pay either income dividends or capital gain distributions. Dividends may be declared and paid more frequently to improve an Acquiring Fund's tracking of its Target Index or to comply with the distribution requirements of the Code.
At the time you purchase your Acquiring Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Acquiring Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in an Acquiring Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Acquiring Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.
Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such an option available.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Acquiring Fund purchased in the secondary market. Acquiring Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Acquiring Fund shares.
Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of an Acquiring Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of an Acquiring Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.
As with any investment, you should consider how your investment in shares of the Acquiring Funds will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when an Acquiring Fund makes distributions and when you sell your shares of an Acquiring Fund.
Taxes on Distributions
Distributions from an Acquiring Fund's net investment income (other than qualified dividend income), including distributions out of the Acquiring Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by an Acquiring Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held an Acquiring Fund's shares.
Distributions by an Acquiring Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by an Acquiring Fund to be treated as qualified dividend income: (i) the Acquiring Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, (ii) the Acquiring Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Acquiring Fund's shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If an Acquiring Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through as a foreign tax credit.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from an Acquiring Fund and net gains from taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service ("IRS") requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Acquiring Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less assuming that such Creation Units are held as a capital asset. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long- term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in an Acquiring Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Acquiring Fund distributions and sales of Acquiring Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Acquiring Fund shares under all applicable tax laws.
Trademark Notice/Disclaimers
FTSE Disclaimer
The Acquiring Funds are not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE International Limited ("FTSE"), Frank Russell

Company ("Russell"), MTS Next Limited ("MTS") and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX") (together "LSEG"). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the U.S. Target Index, Europe Target Index, and AP Target Index (the "Indexes") (upon which the Acquiring Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Acquiring Fund. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Index to the adviser or to its clients. The Index is calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE-Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.
NYSE Arca Disclaimer
Shares of the Acquiring Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Acquiring Funds or any member of the public regarding the ability of an Acquiring Fund to track the performance of its Target Index or the ability of a Target Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Indexes, nor in the determination of the timing of, prices of, or quantities of shares of an Acquiring Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of an Acquiring Fund in connection with the administration, marketing or trading of the shares of the Acquiring Funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Target Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Acquiring Funds as licensee, licensee's customers and counterparties, owners of the shares of the Acquiring Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Adviser Disclaimer
O'Shares does not guarantee the accuracy or the completeness of the Target Indexes or any data included therein and O'Shares shall have no liability for any errors, omissions or interruptions therein.
O'Shares makes no warranty, express or implied, to the owners of shares of an Acquiring Fund or to any other person or entity, as to results to be obtained by the Acquiring Fund from the use of the Target Index or any data included therein. O'Shares makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to a Target Index or any data included therein. Without limiting any of the foregoing, in no event shall O'Shares have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Service Providers
Distributor
Foreside Fund Services, LLC is the principal underwriter and distributor of the Acquiring Funds' shares. The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with O'Shares, the Index Provider or their affiliates.
Administrator, Fund Accounting Agent, Transfer Agent and Custodian
J.P. Morgan Chase Bank, N.A. serves as the Administrator, Fund Accounting Agent, and Transfer Agent of the Acquiring Funds and also serves as Custodian of the Acquiring Funds' investments.
Compliance Support
Foreside Fund Officer Services, LLC ("FFOS"), an affiliate of the Distributor, provides a Chief Compliance Officer and a Principal Financial Officer, as well as certain additional compliance support functions to the Acquiring Funds. FFOS is not affiliated with O'Shares, FFCM, Administrator, Transfer Agent, Custodian, or their affiliates.
Index Provider
The Index Provider, in consultation with an affiliate of O'Shares, developed the methodology for each Target Index. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Indexes. The Index Provider is not affiliated with the Acquiring Funds, O'Shares or FFCM.
An affiliate of O'Shares has entered into a license agreement with the Index Provider to use the Target Indexes. Pursuant to a sub-licensing agreement between the O'Shares affiliate and the Trust, the O'Shares affiliate provides the use of the Target Indexes and related intellectual property to the Trust and the Acquiring Funds.

APPENDIX C – INVESTMENT POLICIES AND FUNDAMENTAL INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions:
Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.
All Funds:
1)	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2)	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3)
The Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4)
The Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5)	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
6)
The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that the Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation such limitation. Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.
Each of the Funds is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.
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For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.
Target Funds:
1)
The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except: (i) to the extent permitted under the 1940 Act, or the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

Acquiring Funds:
1)
The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Non-Fundamental Limitations:
In addition to the foregoing fundamental investment restrictions, the Funds are also subject to the following non-fundamental restriction, which may be changed at any time by the Board of Trustees of the respective Trust without shareholder approval.
All Funds:
1)
The Funds have each adopted non-fundamental investment policies obligating them to invest, under normal market conditions, at least 80% of their total assets in the component securities of their Target Index (or, as applicable, depositary receipts representing component securities of the Target Index).

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STATEMENT OF ADDITIONAL INFORMATION
to the Registration Statement on Form N-14 of OSI ETF Trust on behalf of its series:
O'Shares FTSE U.S. Quality Dividend ETF (NYSE Arca: OUSA)
O'Shares FTSE Europe Quality Dividend ETF (NYSE Arca: OEUR)
 O'Shares FTSE Asia Pacific Quality Dividend ETF (NYSE Arca: OASI)
60 State Street, Suite 700
Boston, MA 02109
(617) 855-7670

Dated [___], 2018

This Statement of Additional Information (the "SAI"), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated [___], 2018 (the "Proxy Statement/Prospectus") relating to the proposed Agreement and Plan of Reorganization and Termination (the "Plan") to reorganize each of the O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF, each a series of FQF Trust (each a "Target Fund" and collectively, the "Target Funds") into a corresponding newly created, identically named series of OSI ETF Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds") as set forth below:
Target Funds (series of FQF Trust)		Acquiring Funds (series of OSI ETF Trust)
O'Shares FTSE U.S. Quality Dividend ETF	into	O'Shares FTSE U.S. Quality Dividend ETF
O'Shares FTSE Europe Quality Dividend ETF	into	O'Shares FTSE Europe Quality Dividend ETF
O'Shares FTSE Asia Pacific Quality Dividend ETF	into	O'Shares FTSE Asia Pacific Quality Dividend ETF

This SAI and the related Proxy Statement/Prospectus are provided for use in connection with the special meeting of shareholders of the Target Funds that will be held at 53 State Street, Suite 1308, Boston, Massachusetts 02109, on Monday, June 18, 2018, at [10:00 a.m.], Eastern time (together with any postponements or adjournments thereof, the "Meeting").  At the Meeting, shareholders of each Target Fund will be asked to approve the Plan that provides for the reorganization of such Target Fund into the corresponding Acquiring Fund, as described in the Proxy Statement/Prospectus (each, a "Reorganization," and collectively, the "Reorganizations").
Shares of Target Funds are listed, and shares of the corresponding Acquiring Funds following the Reorganizations will be listed, on NYSE Arca, Inc. under the ticker symbols above (which are not expected to change following the Reorganizations).
This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement/Prospectus.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Proxy Statement/Prospectus has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available upon request and without charge by writing to or calling the OSI ETF Trust at the address or telephone number set forth above.
INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:
•	The Prospectus of the Target Funds, dated October 31, 2017 (File No. 811-22540);
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•	The SAI of the Target Funds, dated October 31, 2017 (File No. 811-22540); and
•
The audited financial statements and related report of the independent public accounting firm included in the Annual Report for the Target Funds, for the fiscal year ended June 30, 2017, and the unaudited financial statements included in the Semi-Annual Report for the Target Funds, for the fiscal period ended December 31, 2017 (File No. 811-22540).

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by contacting your plan sponsor, broker-dealer or financial intermediary, or by visiting http://oshares.com or calling (toll-free) 855-637-5383 for documents related to the Target Funds.

The Acquiring Funds do not have any financial statements or annual or semi-annual reports at this time because they have not yet commenced operations as of the date of this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented for the reorganization of each Target Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly created shell series of OSI ETF Trust with no assets or liabilities that will commence operations upon consummation of its Reorganization and continue the operations of its corresponding Target Fund.  Each Target Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP ("PwC"), 101 Seaport Boulevard, Boston, Massachusetts 02210, serves as the Target Funds' independent registered public accounting firm.  It audits the Target Funds' annual financial statements and performs other audit-related and tax services.
BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Acquiring Funds' independent registered public accounting firm. BBD has been retained to audit the Acquiring Funds' annual financial statements and performs other related audit services.

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GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below:
"1933 Act" means Securities Act of 1933, as amended.
"1934 Act" means Securities Exchange Act of 1934, as amended.
"1940 Act" means Investment Company Act of 1940, as amended.
"Acquiring Funds" means collectively the O'Shares FTSE U.S. Quality Dividend ETF (the "U.S. ETF"), O'Shares FTSE Europe Quality Dividend ETF (the "Europe ETF") and O'Shares FTSE Asia Pacific Quality Dividend ETF (the "Asia Pacific ETF") (or individually, an "Acquiring Fund").
"Balancing Amount" means an amount of cash equal to the difference between (i) the NAV attributable to a Creation Unit and (ii) the market value of the In-Kind Creation (or Redemption) Basket and the Cash In-Lieu Amount, if any, used to ensure that the market value of the Fund Deposit (or Fund Redemption) (which is exclusive of any Transaction Fees) is identical to the NAV attributable to the Creation Unit being purchased or redeemed.
"Business Day" means any day on which the OSI ETF Trust is open for business.
"Cash Component" means an amount of cash consisting of the Balancing Amount and any applicable Cash In-Lieu Amount calculated in connection with creations.
"Cash In-Lieu Amount" means an amount of cash provided in lieu of some or all of the securities included in the In-Kind Creation (or Redemption) Basket.

"Cash Redemption Amount" means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.
"CFTC" means Commodity Futures Trading Commission.
"Code" or "Internal Revenue Code" means Internal Revenue Code of 1986, as amended.
"Distributor" or "Foreside" means Foreside Fund Services, LLC.
"Exchange" means NYSE Arca, Inc.
"FFCM" means FFCM LLC, sub adviser of the Acquiring Funds.
"Fund Deposit" means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from an Acquiring Fund.
"Fund Redemption" means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
"Independent Trustee" means a Trustee who is not an "interested person" as defined under Section 2(a)(19) of the 1940 Act.
"In-Kind Creation Basket" means the basket of securities to be deposited to purchase Creation Units of an Acquiring Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to an Acquiring Fund for a Creation Unit.
"In-Kind Redemption Basket" means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
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"Interested Trustee" means a Trustee who is an "interested person" as defined in Section 2(a)(19) of the 1940 Act.
"O'Shares" means O'Shares Investment Advisers, LLC, investment adviser of the Acquiring Funds.
"OSI Board" means the Board of Trustees of the OSI ETF Trust.
"NAV" means the net asset value of an Acquiring Fund.
"RIC" means a "regulated investment company" as defined in Section 851(a) of the Code.
"SAI" means this statement of additional information.
"SEC" means U.S. Securities and Exchange Commission.
"Share" means a share of beneficial interest in an Acquiring Fund.
"Target Index" means the FTSE US Qual/Vol/Yield Factor 5% Capped Index, FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index, and FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index.
"Transaction Fees" means fees imposed to compensate the OSI ETF Trust in connection with creations and redemptions.
 "Trustee" means a trustee of the OSI ETF Trust.
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INFORMATION ABOUT THE TRUST
The OSI ETF Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Acquiring Funds are diversified series of the OSI ETF Trust. The OSI ETF Trust was organized on April 12, 2016. Other series of the OSI ETF Trust may be added in the future.
Each Acquiring Fund issues and redeems Shares at NAV only in aggregations of a specified number of Shares ("Creation Units"), generally in exchange for a basket of securities (which may include cash in lieu of certain securities), together with the deposit of a specified cash amount, or for an all cash amount. Shares of each Acquiring Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike mutual fund shares, Shares are not individually redeemable securities. Rather, each Acquiring Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares or multiples thereof. Including in the event of the liquidation of an Acquiring Fund, the OSI ETF Trust may lower the number of Shares in a Creation Unit. Further, the OSI ETF Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Acquiring Fund and Transaction Fees — is not relevant to most retail investors.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
Exchange Listing and Trading
Shares of each Acquiring Fund are listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV or Intraday Indicative Value ("IIV"), as explained under the section entitled "IIV" below, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Acquiring Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of an Acquiring Fund from listing if: (i) after the first 12 months the Acquiring Fund is listed, there are fewer than 50 beneficial owners of the Shares; (ii) the value of the Acquiring Fund's Target Index is no longer calculated or available; (iii) the IIV of the Acquiring Fund is no longer calculated or available; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of an Acquiring Fund from listing and trading upon termination of an Acquiring Fund.
The Acquiring Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Acquiring Funds or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Funds particularly or the ability of the Acquiring Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Acquiring Funds.
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IIV
The IIV is designed to provide investors with a reference value that can be used in connection with other related market information. The IIV is an approximate per-Share value and is disseminated every fifteen (15) seconds throughout the trading day by the Exchange, or by other information providers. The IIV is calculated by (i) calculating the estimated value of the securities included in the Acquiring Fund's Fund Deposit and any short positions, (ii) calculating the estimated amount of the value of cash and/or money market instruments per Creation Unit held in the Acquiring Fund's portfolio, (iii) calculating the estimated in-the-money or out-of-the-money value of the financial instruments held by the Acquiring Fund, if any, and (iv) adding (i) through (iii) to arrive at a value, and (v) dividing that value by the number of Shares in a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by the Acquiring Fund at a particular point in time. The IIV should not be viewed as a "real-time" update of the NAV of the Acquiring Fund because it may not be calculated in the same manner as the NAV. The Acquiring Funds, O'Shares, FFCM, and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.
INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of the Acquiring Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.
The investment restrictions of each Acquiring Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Acquiring Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Acquiring Funds (including the benchmarks of the Acquiring Funds) may be changed by the Trustees without the approval of shareholders.
The investment techniques and strategies discussed below may be used by an Acquiring Fund if, in the opinion of O'Shares, the techniques or strategies may be advantageous to the Acquiring Fund. An Acquiring Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Acquiring Fund's fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to an Acquiring Fund, will result in the achievement of the Acquiring Fund's objectives. Also, there can be no assurance that any Acquiring Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Acquiring Fund at a time that may not be opportune for shareholders.
An Acquiring Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the OSI Board believes that the current index no longer serves the investment needs of a majority of shareholders, that another index may better serve its needs, or if the financial or economic environment makes it difficult for the Acquiring Fund's investment results to correspond sufficiently to its Target Index.
For purposes of this SAI, the word "invest" refers to an Acquiring Fund directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word "investment" refers to an Acquiring Fund's direct investments and indirect investments in securities and other instruments.

Additional information concerning the Acquiring Funds, their investments policies and techniques, and the securities and financial instruments in which they may invest is set forth below. Unless the context otherwise requires, references under "Investment Policies, Techniques and Related Risks" in this SAI to O'Shares also apply to FFCM.
Name Policies
The Acquiring Funds have each adopted non-fundamental investment policies in accordance with Rule 35d-1 under the 1940 Act obligating them to invest, under normal market conditions, at least 80% of their assets in the
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component securities of their Target Index or, as applicable, depositary receipts representing component securities of the Target Index. For purposes of each such investment policy, "assets" includes an Acquiring Fund's net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, "assets" includes not only the amount of an Acquiring Fund's net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Acquiring Fund's net assets that are segregated on the Acquiring Fund's books and records, to the extent that they are not already counted as investments, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Acquiring Funds' 80% policy is non-fundamental, which means that it may be changed by the OSI Board without the approval of shareholders. The OSI Board has adopted a policy to provide investors with at least 60 days' notice prior to changes in an Acquiring Fund's name policy.
Additional information concerning the Acquiring Funds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.
Borrowing
No Acquiring Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Acquiring Fund's total assets. The Acquiring Funds may, however, pledge portfolio securities as O'Shares deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.
Each Acquiring Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent an Acquiring Fund "covers" its repurchase obligations as described below in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and will not be considered borrowings by that Acquiring Fund.
Business Development Companies
Subject to its investment policies and restrictions, an Acquiring Fund may have exposure to shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC's performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC to which an Acquiring Fund has exposure to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC's volatility and risk.
Exposure to BDCs is subject to management risk, including the ability of the BDC's management to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments
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change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, an Acquiring Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.
BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
Commodity Pool Operator Regulation
As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA"), an Acquiring Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) may not exceed 5% of the Acquiring Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Acquiring Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because the Acquiring Funds are expected to engage only in a de minimis amount of such transactions, O'Shares has claimed such an exclusion. Therefore, they are not subject to the registration and regulatory requirements of the CEA. In addition, O'Shares is relying upon a related exclusion from the definition of a "commodity trading advisor" under the CEA and the rules of the CFTC.
Because O'Shares and each Acquiring Fund intend to comply with the terms of the CPO exclusion, an Acquiring Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Acquiring Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved O'Shares's reliance on these exclusions, or the Acquiring Funds, their respective investment strategies or this SAI.
In addition to meeting one of the trading limitations described above, the Acquiring Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Acquiring Fund can no longer satisfy these requirements, O'Shares would withdraw its notice claiming an exclusion from the definition of a CPO, and O'Shares would be subject to registration and regulation as a CPO with respect to that Acquiring Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on O'Shares' compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Acquiring Fund, the Acquiring Fund may incur additional compliance and other expenses.
Equity Securities
The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Acquiring Fund is susceptible to these market risks.
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Foreign Currency Transactions
Each Acquiring Fund may hold funds in bank deposits in U.S. or foreign currency, including during the completion of investment programs. For additional currency exposure, the Acquiring Funds may also conduct currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward currency contract. These transactions will expose an Acquiring Fund to foreign currency fluctuations.
The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain. Should exchange rates move in an unexpected manner, an Acquiring Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. The successful use of forward currency contracts will usually depend on O'Shares' ability to forecast accurately currency exchange rate movements and its skill in analyzing and predicting currency values. There is no assurance that O'Shares' use of forward currency contracts is advantageous to an Acquiring Fund or that O'Shares will hedge exposures at an appropriate time. The precise matching of forward contract amounts and the value of the securities involved is generally not possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Further, under certain circumstances, an Acquiring Fund may have to limit its currency transactions to qualify as a RIC or to maintain its exception from registration as a commodity pool operator under the CEA.
Forward contracts may be considered "derivatives" — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
At or before settlement of a forward currency contract, an Acquiring Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract; or, if the forward currency contract is cash settled, pay or receive the difference between it and its counterparty's obligations under the contract. If an Acquiring Fund makes delivery of a currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. An Acquiring Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract. If an Acquiring Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If an Acquiring Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.
Forward currency contracts have historically been individually negotiated and privately traded by currency traders and their customers, though in the future they may become centrally cleared. These contracts may result in a loss if a counterparty, including a central clearing agency, does not perform as expected or becomes insolvent. In the event of insolvency of a counterparty, an Acquiring Fund might be unable to close out a forward currency contract at any time prior to maturity or, even if it entered an offsetting transaction with a second counterparty, the Acquiring Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.
An Acquiring Fund may enter into forward contracts for a variety of reasons, including hedging and extracting investment returns.
Hedging. With respect to hedging, an Acquiring Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of an Acquiring Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
Position hedging and transaction hedging generally involve an Acquiring Fund seeking to "lock in" the exchange rate between currencies. For example, if an Acquiring Fund owned securities denominated in euros, to effectuate a position hedge, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against
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possible declines in the euro's value. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An Acquiring Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Purchasing a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that an Acquiring Fund intends to acquire may serve as a long hedge.
Alternatively, selling a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency may serve as a short hedge. Currency hedges do not protect against price movements in the securities that are attributable to other causes.
An Acquiring Fund might seek to hedge against changes in the value of a particular currency when no forward currency contracts on that currency are available or such forward currency contracts are more expensive than certain other derivative instruments. In such cases, an Acquiring Fund may seek to hedge against price movements in that currency by entering into transactions using forward currency contracts on another currency or a basket of currencies, the values of which O'Shares believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the forward currency contract will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. An Acquiring Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Acquiring Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.
Investing. The Acquiring Fund may invest in a combination of (i) forward foreign currency contracts and U.S. dollar-denominated instruments or (ii) forward currency contracts and non-U.S. dollar-denominated instruments to seek performance that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance O'Shares is trying to duplicate. For example, the combination of U.S. dollar-denominated exchange-traded funds or money market instruments with "long" forward currency exchange contracts creates a position economically equivalent to an instrument denominated in the foreign currency itself.
An Acquiring Fund also may use forward currency contracts to attempt to enhance income or yield. An Acquiring Fund could use forward currency contracts to increase its exposure to foreign currencies that O'Shares believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Acquiring Fund owned securities denominated in a foreign currency and O'Shares believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
Forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency. Such foreign cross-currency contracts may be considered a hedging strategy rather than a speculative strategy if an Acquiring Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Acquiring Fund's securities denominated in the old (less favorable) currency.
With respect to transactions not entered into for hedging purposes, an Acquiring Fund's custodian bank maintains, in a separate account of the Acquiring Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis.
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Normally, consideration of the prospect for currency parities is incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, O'Shares believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Acquiring Fund are served.
Conversion. Although each Acquiring Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Acquiring Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to an Acquiring Fund at one rate, and offer to buy the currency at a lower rate if the Acquiring Fund tries to resell the currency to the dealer.
Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an Acquiring Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
The value of each Acquiring Fund's investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that an Acquiring Fund's assets are invested in instruments denominated in foreign currencies and the currencies depreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should decrease. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by an Acquiring Fund are based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of an Acquiring Fund are based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in an Acquiring Fund's assets also is affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
Foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such forward currency contracts. Therefore, an Acquiring Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the forward currency contracts until they reopen.
Foreign Investments
Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which an Acquiring Fund invests are generally held outside the U.S. in foreign banks and securities depositories. Each Acquiring Fund's custodian is the Acquiring Fund's "foreign custody manager" as provided in Rule 17f-5 under the 1940 Act. The "foreign custody manager" is responsible for determining that an Acquiring Fund's directly-held foreign assets are subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on an Acquiring Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely is more expensive for an Acquiring Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to
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higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount an Acquiring Fund can earn on its investments.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for an Acquiring Fund to carry out transactions. If an Acquiring Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If an Acquiring Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable to that party for any losses incurred.
Dividends and interest on, and proceeds from the sale of, foreign securities an Acquiring Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply.
Currency Risk and Exchange Risk. Securities in which an Acquiring Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk," which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they are devalued or replaced, adversely affecting an Acquiring Fund's investments.
Depositary Receipts. The Acquiring Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of an Acquiring Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock is treated as common stock.
Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision. If an Acquiring Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Acquiring Fund will be exposed to additional credit risk.
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Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.
Risk of Investing in the Asia-Pacific Region. Investments in securities of issuers in Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors. Their securities markets are not as developed as those of other countries and, therefore, are subject to additional risks such as trading halts.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. In addition, some countries in the Asia-Pacific region are prone to natural disasters, including earthquakes, tsunamis, and hurricanes. Such disasters may impact all facets of economic output, including manufacturing and energy production, and may result in overall declines in local stock market prices.
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Some economies in the Asia-Pacific region, including advanced economies such as Australia and Japan, rely on international trade and could therefore be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.
The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Europe. Investing in European countries exposes an Acquiring Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Acquiring Fund may make investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the "EU"), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above.

The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute "capital controls." Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Acquiring Fund's investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the recent past. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In 2016, the United Kingdom ("UK") voted via referendum to leave the EU. Uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
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Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair an Acquiring Fund's ability to purchase or sell foreign securities, transfer the Acquiring Fund's assets back into the U.S., or otherwise adversely affect the Acquiring Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.
Foreign Government Securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an Acquiring Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of foreign governments to tighten the availability of credit.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.
As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in foreign government securities, an Acquiring Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that an Acquiring Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, an Acquiring Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Acquiring Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company's financial condition.
Futures Contracts and Related Options
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The Acquiring Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.
The Acquiring Funds may choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.
Whether an Acquiring Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an unhedged short position in futures contracts is potentially unlimited. The Acquiring Funds may engage in related closing transactions with respect to options on futures contracts. The Acquiring Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.
When an Acquiring Fund purchases or sells a stock index futures contract, or sells an option thereon, the Acquiring Fund "covers" its position. To cover its position, an Acquiring Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.
Upon entering into a futures contract, an Acquiring Fund is required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Acquiring Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker are made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, an Acquiring Fund may elect to close its position by taking an opposite position, which will operate to terminate the Acquiring Fund's existing position in the contract.
An Acquiring Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. An Acquiring Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. An Acquiring Fund may "cover" its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Acquiring Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. An Acquiring Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Acquiring Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.
An Acquiring Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in
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the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Acquiring Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. An Acquiring Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. An Acquiring Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Acquiring Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. An Acquiring Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.
Although the Acquiring Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Acquiring Fund to substantial losses. If trading is not possible, or if an Acquiring Fund determines not to close a futures position in anticipation of adverse price movements, the Acquiring Fund is required to make daily cash payments of variation margin. The risk that the Acquiring Fund is unable to close out a futures position is minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.
Illiquid Securities
The Acquiring Funds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. An Acquiring Fund will not invest more than 15% of the Acquiring Fund's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Acquiring Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws, such as where an Acquiring Fund has obtained material, non-public information about a security it holds. The Acquiring Funds may not be able to sell illiquid securities when O'Shares considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, an Acquiring Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The OSI Board has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by an Acquiring Fund to O'Shares. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Acquiring Fund's liquidity.
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Index Options
The Acquiring Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.
A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received, if any, is the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Acquiring Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. An Acquiring Fund will not enter into an option position that exposes the Acquiring Fund to an obligation to another party, unless the Acquiring Fund either: (i) owns an offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Acquiring Fund's custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.
The Acquiring Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter ("OTC") market as an investment vehicle for the purpose of realizing the Acquiring Fund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options are subject to the relevant Acquiring Fund's 15% limitation on investments in illiquid securities. See "Illiquid Securities."
Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE") and other options exchanges ("Options Exchanges").
Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which an Acquiring Fund may buy or sell; however, O'Shares intends to comply with all limitations.
Investments in Other Investment Companies
The Acquiring Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Acquiring Funds may invest in the securities of another investment company (the "acquired company") provided that an Acquiring Fund, immediately after such purchase
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or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Acquiring Fund) having an aggregate value in excess of 10% of the value of the total assets of the Acquiring Fund. In addition, Section 12(d)(1)(B) prohibits another investment company from selling its shares to an Acquiring Fund if, after the sale (i) the Acquiring Fund owns more than 3% of the other investment company's voting stock or (ii) the Acquiring Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The foregoing limits do not apply to an Acquiring Fund's investments in money market funds or by Acquiring Funds in an investment company that is part of the same group of investment companies as the Acquiring Fund.
As a matter of policy, however, an Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
If an Acquiring Fund invests in, and thus, is a shareholder of, another investment company, the Acquiring Fund's shareholders will indirectly bear the Acquiring Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Acquiring Fund to the Acquiring Fund's own investment adviser and the other expenses that the Acquiring Fund bears directly in connection with the Acquiring Fund's own operations.
Consistent with the restrictions and allowances discussed above, an Acquiring Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, foreign investment companies and BDCs. An Acquiring Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. An Acquiring Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.
Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.
The Acquiring Funds also may invest in private investment funds, vehicles, or structures. Such investments are generally considered to be illiquid. To the extent that such investments are determined to be illiquid, they will be subject to the Acquiring Funds' 15% limitation on investments in illiquid securities. See "Illiquid Securities."
Master Limited Partnerships
The Acquiring Funds may invest in master limited partnerships ("MLPs"), which are publicly traded partnerships (or similar entities, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after an Acquiring Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.
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MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
Options on Securities
The Acquiring Funds may buy and write (sell) options on securities. By buying a call option, an Acquiring Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, an Acquiring Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, an Acquiring Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, an Acquiring Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, an Acquiring Fund may cover its position by owning the underlying security on which the option is written.
Alternatively, the Acquiring Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Acquiring Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, an Acquiring Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Acquiring Fund. When an Acquiring Fund writes a put option, the Acquiring Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for an Acquiring Fund to write call options on stocks held by the Acquiring Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
If an Acquiring Fund that writes an option wishes to terminate the Acquiring Fund's obligation, the Acquiring Fund may effect a "closing purchase transaction." The Acquiring Fund accomplishes this by buying an option of the same series as the option previously written by the Acquiring Fund. The effect of the purchase is that the writer's position is canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, an Acquiring Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Acquiring Fund accomplishes this by selling an option of the same series as the option previously purchased by the Acquiring Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. An Acquiring Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Acquiring Fund if the premium, plus commission costs, paid by the Acquiring Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Acquiring Fund on the sale of the call or the put option. The Acquiring Fund also will realize a gain if a call or put option which the Acquiring Fund has written lapses unexercised, because the Acquiring Fund would retain the premium.
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Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by an Acquiring Fund. If an options market were to become unavailable, the Acquiring Fund would be unable to realize its profits or limit its losses until the Acquiring Fund could exercise options it holds, and the Acquiring Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Cyber-Security Risk
An Acquiring Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting an Acquiring Fund or O'Shares, FFCM, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact an Acquiring Fund's ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Acquiring Fund to regulatory fines or financial losses and/or cause reputational damage. An Acquiring Fund may also incur additional costs for cyber-security risk management purposes. While an Acquiring Fund's service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, an Acquiring Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Acquiring Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which an Acquiring Fund may invest, which could result in material adverse consequences for such issuers and may cause the Acquiring Fund's investment in such companies to lose value.
Portfolio Turnover
An Acquiring Fund's portfolio turnover may vary from year to year, as well as within a year. An Acquiring Fund's portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to an Acquiring Fund, including brokerage commissions and other transaction costs. The performance of an Acquiring Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, the Acquiring Funds will seek to minimize capital gains to the extent possible.
"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Acquiring Funds invest since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Portfolio turnover for the Acquiring Funds may vary greatly from year to year, as well as within a particular year. The Acquiring Funds are newly established. Accordingly, information on the Acquiring Funds' portfolio turnover rates is not available as of the date of this SAI.
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Swap Agreements
The Acquiring Funds may enter into swap agreements. The Acquiring Funds may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Acquiring Funds are two-party contracts. In connection with the Acquiring Funds' positions in a swaps contract, each Acquiring Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. When an Acquiring Fund is a protection seller in a credit default swap, it will segregate liquid assets equal to the full notional value of the swap.
In such a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Most swap agreements entered into by the Acquiring Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, an Acquiring Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").
An Acquiring Fund's current obligations under a swap agreement are accrued daily (offset against any amounts owing to the Acquiring Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of an Acquiring Fund's investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Acquiring Funds' illiquid investment limitations. However, the Acquiring Funds have adopted procedures pursuant to which O'Shares may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. An Acquiring Fund will not enter into any swap agreement unless O'Shares believes that the other party to the transaction is creditworthy. An Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, an Acquiring Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Acquiring Fund's right as a creditor.
The Acquiring Funds may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.
The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Acquiring Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Acquiring Fund on the notional amount. As a trading technique, O'Shares may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve
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the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that an Acquiring Fund is contractually obligated to make. If the other party to a swap agreement defaults, an Acquiring Fund's risk of loss consists of the net amount of payments that such Acquiring Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of an Acquiring Fund's obligations over its entitlements with respect to each equity swap are accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess are earmarked or segregated by an Acquiring Fund's custodian. Inasmuch as these transactions are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to an Acquiring Fund's borrowing restrictions.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. O'Shares, under the supervision of the OSI Board, is responsible for determining and monitoring the liquidity of the Acquiring Funds' transactions in swap agreements.
Repurchase Agreements
Each of the Acquiring Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as "cover" for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, an Acquiring Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. The Acquiring Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition is continually monitored by O'Shares. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.
In the event of a default or bankruptcy by a selling financial institution, an Acquiring Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss. An Acquiring Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Acquiring Fund expected to receive under the repurchase agreement.
Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Acquiring Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Acquiring Fund, amounts to more than 15% of the Acquiring Fund's total net assets.
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Reverse Repurchase Agreements
The Acquiring Funds may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by an Acquiring Fund of portfolio assets concurrently with an agreement by the Acquiring Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that an Acquiring Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Acquiring Fund is able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to an Acquiring Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Acquiring Funds intend to use the reverse repurchase technique only when O'Shares believes it is to an Acquiring Fund's advantage to do so. Each Acquiring Fund will earmark or segregate cash or liquid instruments equal in value to the Acquiring Fund's obligations in respect of reverse repurchase agreements.
Risks of Potential Regulation of Swaps and Other Derivatives
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Acquiring Funds engage in derivative transactions, may limit or prevent an Acquiring Fund from using or limit an Acquiring Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect an Acquiring Fund's ability to achieve its investment objective. O'Shares will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Acquiring Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to an Acquiring Fund, may increase the cost of the Acquiring Fund's investments and cost of doing business.
Real Estate Investment Trusts
The Acquiring Funds may obtain exposure to real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on net income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.
Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including an Acquiring Fund, will indirectly bear a proportionate share of those expenses.
An Acquiring Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free "pass-through" of net investment income and net capital gains under the Code, including regulations thereunder and Internal Revenue Service ("IRS") interpretations or similar authority upon which the Acquiring Fund may rely or its failure to maintain exemption from registration under the 1940 Act.
U.S. Government Securities
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The Acquiring Funds also may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these Acquiring Funds employ, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.
While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of an Acquiring Fund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of an Acquiring Fund's portfolio investments in these securities. Given the historically low interest rate environment, risks associated with rising rates are heightened.
Tracking an Index
Each Acquiring Fund is managed with an investment strategy that attempts to track the performance of its Target Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an Acquiring Fund may hold constituent securities of its Target Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an Acquiring Fund's return to be lower than if the Acquiring Fund employed an active strategy.
Tracking error is the difference between an Acquiring Fund's performance from that of the Target Index. This may occur due to an imperfect correlation between an Acquiring Fund's holdings and those comprising the Target Index, pricing differences, the Acquiring Fund's holding of cash, differences in the timing of dividend accruals, changes to the Target Index, or the need to meet regulatory requirements. This risk is heightened during times of increased market volatility or other unusual market conditions. Further, as new funds, there can be no assurance that the Acquiring Funds will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Target Indexes than it otherwise would at higher asset levels or they could ultimately liquidate.
An investment in an Acquiring Fund should also be made with an understanding that the Acquiring Fund will not be able to replicate exactly the performance of its Target Index because, among other things, the total return generated by its portfolio securities is reduced by transaction costs incurred in adjusting the actual balance of such securities and other Acquiring Fund expenses, whereas such transaction costs and expenses are not included in the calculation
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of an Target Index. It is also possible that an Acquiring Fund may not track the performance of its Target Index due to the unavailability of certain Target Index securities in the secondary markets or due to other extraordinary circumstances. There may also be tracking error because the Acquiring Fund intends to qualify as a RIC. To the extent O'Shares uses a representative sampling strategy to track the Target Indexes, such a strategy may produce greater tracking error than if the Acquiring Funds employed a full replication strategy.
When-Issued and Delayed-Delivery Securities
The Acquiring Funds may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time an Acquiring Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Acquiring Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Acquiring Fund's NAV. Each Acquiring Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Acquiring Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. An Acquiring Fund will earmark or segregate cash or liquid instruments equal to or greater in value than the Acquiring Fund's purchase commitments for such when-issued or delayed-delivery securities.
INVESTMENT RESTRICTIONS
Each Acquiring Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding voting securities of that Acquiring Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Acquiring Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of an Acquiring Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Acquiring Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.
1.	The Acquiring Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	The Acquiring Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
The Acquiring Fund may not engage in the business of underwriting securities, except to the extent that the Acquiring Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.
The Acquiring Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5.
The Acquiring Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Acquiring Fund.

6.	The Acquiring Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
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7.
The Acquiring Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that the Acquiring Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of an Acquiring Fund's investments will not constitute a violation of such limitation. Thus, an Acquiring Fund may continue to hold a security even though it causes the Acquiring Fund to exceed a percentage limitation because of fluctuation in the value of the Acquiring Fund's assets, except that any borrowing by an Acquiring Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.
Each of the Acquiring Funds is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Acquiring Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. An Acquiring Fund may not change from "diversified" to "non-diversified" without the approval of a "majority" of the outstanding voting securities of that Acquiring Fund (as defined above).
For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, FFCM will execute brokerage transactions for the Acquiring Funds and the Acquiring Funds will incur brokerage commissions, particularly until the Acquiring Funds achieve scale. Also, the Acquiring Funds may accept cash, in which case FFCM may need to execute brokerage transactions for the Acquiring Funds.
Subject to the general supervision of the OSI Board, FFCM is responsible for decisions to buy and sell securities for each of the Acquiring Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. FFCM expects that the Acquiring Funds may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by FFCM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
FFCM may serve as an investment manager to and may place portfolio transactions on behalf of other clients, including other investment companies. It is the practice of FFCM to cause purchase and sale transactions to be allocated among the Acquiring Funds and others whose assets FFCM manages in such manner as FFCM deems equitable. Orders are placed at the end of the trading day in separate baskets for each Acquiring Fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Acquiring Fund, the main factors considered by FFCM in making allocations to the Acquiring Fund is its respective investment objective and the order size of the Fund with respect to the relevant security.
The policy of the Acquiring Funds regarding purchases and sales of securities for an Acquiring Fund's portfolio is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Acquiring Funds'
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policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Acquiring Funds believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Acquiring Funds and FFCM from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, FFCM relies upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.
Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
In seeking to implement an Acquiring Fund's policies, FFCM effects transactions with those brokers and dealers that FFCM believes to provide the most favorable prices and are capable of providing efficient executions. If FFCM believes such prices and executions are obtainable from more than one broker or dealer, FFCM may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Acquiring Funds and FFCM. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of FFCM, for the additional services. The information and services received by FFCM from brokers and dealers may be of benefit to FFCM in the management of accounts of some of FFCM's other clients and may not in all cases benefit an Acquiring Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by FFCM and thereby reduce FFCM's expenses, this information and these services are of indeterminable value and the management fee paid to FFCM is not reduced by any amount that may be attributable to the value of such information and services.
FFCM does not consider sales of Shares as a factor in the selection of broker-dealers to execute portfolio transactions.
Because the Acquiring Funds had not yet commenced operations as of the date of this SAI, they have not paid any brokerage commissions during the most recent fiscal year.

Directed Brokerage
Because the Acquiring Funds had not yet commenced operations as of the date of this SAI, they did not direct any brokerage during the most recent fiscal year.
Securities of "Regular Broker-Dealers"
Because the Acquiring Funds had not yet commenced operations as of the date of this SAI, they did not own any securities of any "regular brokers and dealers" during the most recent fiscal year.
MANAGEMENT OF TRUST
Trustees and Officers
The business and affairs of the OSI ETF Trust are managed by its officers under the oversight of its OSI Board. The OSI Board sets broad policies for the OSI ETF Trust and may appoint  officers. The OSI Board oversees the performance of O'Shares, FFCM and the OSI ETF Trust's other service providers.
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One Trustee and all of the officers of the OSI ETF Trust are directors, officers or employees of O'Shares, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees. The fund complex includes all Acquiring Funds advised by O'Shares ("Fund Complex").
The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.
Name, Address*, Year of Birth	Position(s) Held with OSI ETF Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard M. Goldman*** Year of Birth: 1961	Trustee	Since 2016	Managing Member, Becket Capital, LLC (advisory services firm) (2012 to present); Chief Operating Officer, Guggenheim Investments (2011 to 2012); Chief Executive Officer, Rydex Investments (2007 to 2012).	8	None
Charles A. Baker**** Year of Birth: 1953	Trustee	Since 2016	Chief Executive Officer of Investment Innovations LLC (investment consulting) since 2013; Managing Director of NYSE Euronext from 2003 to 2012.	8	None
Jeffrey D. Haroldson Year of Birth: 1956	Trustee	Since 2016	Chief Operating Officer and Chief Legal Officer, Bridgeton Holdings LLC (real estate investment and development) (2013 to present); Senior Managing Director, Lexden Capital, LLC (real estate and green energy financing) (2014 to present); President, Ridgewood Capital Advisors LLC (consulting and business advisory services) (2012 to present).	8	None
Interested Trustee*****
Connor O'Brien Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer, O'Shares Investment Advisers, LLC (since March 2016); Chief Executive Officer and President, O'Shares Investments, Inc. (since 2015); President and Chief Investment Officer, Stanton Asset Management Inc. (since 2002); President, Chief Executive Officer and	8	None

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Name, Address*, Year of Birth	Position(s) Held with OSI ETF Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Director, O'Leary Funds Management LP (since 2008).

*	Each Independent Trustee may be contacted by writing to the Independent Trustees of OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.
**	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
***	Chair of the Nominating and Governance Committee.
****	Chair of the Audit Committee.
*****	Mr. O'Brien is considered to be an interested person of the OSI ETF Trust because of his relationship with O'Shares.
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Officers
Name, Address, Year of Birth	Position(s) Held with OSI ETF Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kevin Beadles 60 State Street, Suite 700 Boston, MA 02109 Year of Birth: 1966	President and Secretary	Since 2016
Director of Capital Markets and Strategic Development, O'Shares Investments, Inc. (April 2015 to present); Chief Strategy Officer, Managing Director of Capital Markets and Portfolio Risk Management and Head of Global Product Development, Wedbush Securities, Inc. and Lime Brokerage, LLC (a wholly owned subsidiary of Wedbush Securities, Inc.) (July 2004 to December 2013).

Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Since 2016	Principal Financial Officer, Foreside Fund Officer Services, LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).**
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Since 2017
Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC(June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).**

*	Each officer serves until his successor is duly elected or appointed and qualified.
**	Messrs. Hunter and Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).
Trustee Ownership of Fund Shares
The following table shows the dollar range of Shares of the Acquiring Funds owned by each Trustee and in other series of the OSI ETF Trust:
Information as of December 31, 2017
Name of Trustee	Dollar Range of Equity Securities in Each Acquiring Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard M. Goldman	None	None
Charles A. Baker	None	None
Jeffery D. Haroldson	None	None
Interested Trustee
Connor O'Brien	None	None

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Qualification of Trustees
The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.
Richard M. Goldman: Mr. Goldman has extensive experience in the investment management business, including serving as Chairperson of the Securities Funds' Board of Trustees, and President and a Trustee of the Rydex Funds' Board of Trustees.
Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including as Managing Director of NYSE Euronext.
Jeffrey D. Haroldson: Mr. Haroldson has extensive experience in the investment management business, including prior positions as President and Chief Operating Officer of a global real estate fund management firm, Chief Operating Officer and General Counsel of a real estate investment firm, President of a venture capital and private equity firm, an Executive in the Corporate Investment Banking and Markets Division of HSBC, and serving as a Trustee on the Board of EGA Emerging Global Shares Trust.
Conner O'Brien: Mr. O'Brien has extensive experience in the investment management business, including serving as President, Chief Executive Officer, Chief Investment Officer, Fund Manager, and Director of various investment advisers.
The OSI Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the OSI Board. To make this determination the OSI Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the OSI Board considered each Trustee's experience, qualifications, attributes and skills.
Board Structure
The OSI Board is responsible for establishing the OSI ETF Trust's policies and for overseeing the management of the OSI ETF Trust and the Acquiring Funds. The OSI Board elects the officers of the OSI ETF Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the OSI ETF Trust. The OSI Board is comprised of three Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the OSI ETF Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with O'Shares. Because of the ease of communication arising from the relatively small size of the OSI Board and the small number of Independent Trustees and in light of the fact that the OSI ETF Trust is newly formed and the Independent Trustees were recently elected, the OSI Board has determined not to elect a Chairman of the OSI Board or designate a lead Independent Trustee at this time, although it will revisit these determination regularly. Each Trustee serves until his or her death, resignation, removal, retirement or inability otherwise to serve.
The OSI Board has determined that this leadership structure is appropriate given the size, function and nature of the OSI ETF Trust, as well as the OSI Board's oversight responsibilities. The OSI Board believes this structure will help ensure that proper consideration is given at OSI Board meetings to matters deemed important to the OSI ETF Trust and its shareholders.
The OSI Board will hold four regularly scheduled meetings each year. At each such meeting, the Independent Trustees will meet in executive session to discuss matters outside the presence of management. In addition, the Independent Trustees may also hold special meetings, as needed, either in person or by telephone.
The Nominating and Governance Committee of the OSI Board annually evaluates the performance of the OSI Board, taking into account such factors as it may deem appropriate. These factors may include attendance at OSI Board and Committee meetings; preparation for and participation in OSI Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.
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The OSI Board oversees the performance of O'Shares, FFCM, and the OSI ETF Trust's other service providers. As part of its oversight function, the OSI Board monitors O'Shares' and FFCM's risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The OSI Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the OSI Board receives quarterly reports from the CCO, including, but not limited to, a report on the OSI ETF Trust's compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the OSI Board with updates regarding the OSI ETF Trust's compliance policies and procedures, including any enhancements to them. The OSI Board expects all parties, including, but not limited to, O'Shares, FFCM, service providers and the CCO, to inform the OSI Board on an intra-quarter basis if a material issue arises that requires the OSI Board's oversight.
The OSI Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The OSI Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.
The purposes of the Audit Committee are to: (1) oversee generally the Acquiring Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Acquiring Fund's financial statements and the independent audit thereof; (3) assist the full OSI Board with its oversight of the OSI ETF Trust's compliance with legal and regulatory requirements that relate to the Acquiring Fund's accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the OSI ETF Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the OSI ETF Trust's independent auditors; and (5) act as a liaison between the OSI ETF Trust's independent auditors and the full OSI Board. The Audit Committee met one time during the fiscal year ended June 30, 2017.
The Nominating and Governance Committee has the responsibility, among other things, to assist the OSI Board in: (i) identifying and recommending, and considering shareholder recommendations, for nominations for OSI Board members; (ii) determining the composition of the OSI Board and its Committees; (iii) monitoring the process to assess OSI Board effectiveness; and (iv) developing and implementing the Acquiring Funds' governance policies.
While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Acquiring Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the OSI ETF Trust, c/o OSI ETF OSI ETF Trust at 60 State Street, Suite 700, Boston, MA 02109. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual's qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the OSI Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the OSI ETF Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the OSI ETF Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees. The Nominating and Governance Committee did not meet during the fiscal year ended June 30, 2017.
Compensation of Trustees and Officers
No Trustee or officer of the OSI ETF Trust who is also an officer or employee of O'Shares receives any compensation from the OSI ETF Trust for services to the OSI ETF Trust. The OSI ETF Trust pays each Independent
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Trustee a $20,000 annual retainer fee, together with a $2,000 per meeting fee for attendance at OSI Board meetings ($500 per meeting held via telephone).  The chairperson of the Audit Committee receives an additional fee from the OSI ETF Trust of $5,000 per year.  The chairperson of the Nominating and Governance Committee receives an additional fee from the OSI ETF Trust of $2,500 per year. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending OSI Board meetings. The OSI ETF Trust does not accrue pension or retirement benefits as part of the Acquiring Funds' expenses, and Trustees are not entitled to benefits upon retirement from the OSI Board. These fees are payable by the OSI ETF Trust but are subject to O'Shares' unified management fee, as discussed below under "Information About Investment Adviser and Sub-Adviser—Investment Advisory Agreement."
The table below shows the aggregate compensation paid to each Trustee for the fiscal year ended June 30, 2017.
Name	Aggregate Compensation from Acquiring Funds*	Pension or Retirement Benefits Accrued as part of OSI ETF Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Acquiring Fund and OSI ETF Trust Paid to Trustees*
Independent Trustees
Richard M. Goldman	$25,542	None	None	$25,542
Charles A. Baker	$25,917	None	None	$25,917
Jeffrey D. Haroldson	$23,667	None	None	$23,667
Interested Trustee
Connor O'Brien	None	None	None	None
*    For the period December 12, 2016 through June 30, 2017.
Control Persons and Principal Holders of Securities
As of the date of this SAI, the Acquiring Funds have not yet commenced operations.
INFORMATION ABOUT INVESTMENT ADVISER AND SUB-ADVISER
Investment Adviser and Sub-Adviser
O'Shares Investment Advisers, LLC acts as the Acquiring Funds' investment adviser pursuant to the investment advisory agreement between O'Shares and the OSI ETF Trust (the "Advisory Agreement").  O'Shares is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada). O'Shares was founded in 2016.
FFCM LLC acts as the Acquiring Funds' sub-adviser pursuant to an investment sub-advisory agreement with O'Shares (the "Sub-Advisory Agreement").  FFCM is a Delaware limited liability company with its principal offices located at 53 State Street, Suite 1308, Boston, MA 02109.
Pursuant to the Advisory Agreement, O'Shares has the overall responsibility for the Acquiring Funds' investment program. O'Shares, on behalf of each Acquiring Fund, has entered into a Sub-Advisory Agreement with FFCM.  FFCM is responsible for trading portfolio securities and other investment instruments on behalf of the Acquiring Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by O'Shares or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of O'Shares and the OSI Board.  O'Shares oversees FFCM for compliance with the Acquiring Funds' investment objectives, policies, strategies and restrictions.  The OSI Board supervises and oversees O'Shares and FFCM, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by O'Shares.
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Conflicts of Interest
In the course of providing advisory services for the Acquiring Funds, FFCM may simultaneously recommend the sale of a particular security for one Acquiring Fund or account, if any, while recommending the purchase of the same security for another Acquiring Fund or account, if any, if such recommendations are consistent with each client's investment strategies.
FFCM, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in FFCM's clients, such as the Acquiring Funds. Thus FFCM may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. FFCM may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients' accounts and/or employees' accounts that may invest in some of the same securities recommended to clients.
In addition, FFCM, their affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of FFCM may buy or sell securities or other instruments that FFCM has recommended to, or purchased for, their clients and may engage in transactions for their own accounts in a manner that is inconsistent with FFCM's recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. FFCM has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with their fiduciary duty to their clients and in accordance with applicable law.
Any Access Person of FFCM may make security purchases subject to the terms of FFCM's Code of Ethics, respectively, which is consistent with the requirements of Rule 17j-1 under the 1940 Act.
FFCM and their affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor's decision to buy, sell, or hold a security. Under applicable law, FFCM and their affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of FFCM. Accordingly, should FFCM or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, FFCM and their affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
Investment Advisory Agreement
Under the Advisory Agreement, each Acquiring Fund pays O'Shares a management fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Acquiring Fund.
Fund	Management Fee
O'Shares FTSE U.S. Quality Dividend ETF	0.48%
O'Shares FTSE Europe Quality Dividend ETF	0.48%
O'Shares FTSE Asia Pacific Quality Dividend ETF	0.48%

Under the Advisory Agreement, O'Shares bears all of the ordinary operating expenses of the Acquiring Funds, except for (i) the management fee, (ii) payments under the Acquiring Funds Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the OSI ETF Trust or an Acquiring Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other extraordinary or non-routine expenses.
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The Advisory Agreement provides that O'Shares will not be liable for any error of judgment or mistake of law or for any loss suffered by any Acquiring Fund, the OSI ETF Trust, or any of its shareholders in connection with the matters to which the Advisory Agreement relates, but will be liable for losses resulting from willful misfeasance, bad faith or gross negligence on O'Shares' part in the performance of O'Shares' duties, or from reckless disregard by O'Shares of O'Shares' duties or obligations under the Advisory Agreement. The Advisory Agreement also provides that directors, officers or employees of O'Shares may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and O'Shares may render investment advisory services to others. A discussion regarding the basis for the OSI Board's approval of the Advisory Agreement will be included in their first report to shareholders.
The Advisory Agreement with respect to an Acquiring Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the OSI Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of O'Shares, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the OSI Board or by vote of a majority of an Acquiring Fund's shareholders, on 60 calendar days written notice to O'Shares, and by O'Shares on the same notice to the OSI ETF Trust and that it shall be automatically terminated if it is assigned.
Investment Sub-Advisory Agreement
Under the Sub-Advisory Agreement, O'Shares pays FFCM a fee for its services.  The Sub-Advisory Agreement provides that FFCM will not be liable for any error of judgment or mistake of law or for any loss suffered by O'Shares, any Acquiring Fund, the OSI ETF Trust, or any of its shareholders, in connection with the matters to which the Sub-Advisory Agreement relates, but will be liable for losses resulting from willful misconduct, bad faith or gross negligence on FFCM's part in the performance of FFCM's duties or from reckless disregard by FFCM of its duties or obligations under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that directors, officers or employees of FFCM may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and FFCM may render investment advisory services to others. A discussion regarding the basis for the OSI Board' s approval of the Sub-Advisory Agreement will be included in their first report to shareholders.
The Sub-Advisory Agreement with respect to an Acquiring Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the OSI Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Acquiring Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or Interested Persons of FFCM, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the OSI Board or by vote of a majority of an Acquiring Fund's shareholders, on 60 calendar days written notice to FFCM, and by FFCM on the same notice to the OSI ETF Trust and that it shall be automatically terminated if it is assigned.
Portfolio Managers
William DeRoche, CFA, Ronald C. Martin, Jr., CFA and Philip Lee, PhD have been the Acquiring Funds' portfolio managers since each Acquiring Fund's inception.
Other Accounts Managed by Portfolio Manager
The following table provides information about the portfolio manager as of February 28, 2018:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

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William DeRoche, CFA	8	$538,074,490	4	$417,798,271*	3	$90,489,198**	0	--
Ronald C. Martin, Jr., CFA	8	$538,074,490	4	$417,798,271*	3	$90,489,198**	0	--
Philip Lee, PhD	8	$538,074,490	0	$0	0	$0	0	--
*Canadian Mutual Fund and ETFs
**Fee paying assets at third party bank

Portfolio Manager Compensation
The portfolio managers are compensated by FFCM and do not receive any compensation directly from the Acquiring Fund or O'Shares. FFCM has created a competitive compensation program that is designed to attract and retain high-caliber investment professionals. Portfolio managers are eligible to receive a fixed base salary, an annual incentive bonus, equity ownership as well as benefits. A portfolio manager's total compensation, inclusive of bonus and equity ownership in FFCM reflects a portfolio manager's relative experience and contribution to the firm.

The annual incentive bonus opportunity provides cash bonuses and equity ownership based upon the overall firm's performance and individual contributions. At this stage in the growth of the firm, equity ownership is the key incentive compensation for rewarding managers. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Overall compensation will depend on the profitability of FFCM.

Portfolio managers are eligible to participate in the firm's standard employee benefit programs, which include health and welfare programs.

Disclosure of Securities Ownership
Because the Acquiring Funds had not commenced operations as of the date of this SAI, the portfolio manager did not own any Shares of the Acquiring Funds.

Codes of Ethics
The OSI ETF Trust, O'Shares, FFCM, and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services LLC ("Foreside Compliance"), Foreside Fund Services, LLC, and their affiliates) have each adopted a code of ethics ("Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Acquiring Funds (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Acquiring Funds. The OSI ETF Trust's, O'Shares', FFCM's and Foreside Financial Group, LLC's Codes of Ethics are on file with the SEC and are available to the public.
PORTFOLIO HOLDINGS DISCLOSURE POLICY
The OSI Board has adopted a policy regarding the disclosure of information about the Acquiring Funds' portfolio securities. Under the policy, portfolio holdings of the Acquiring Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated that Business Day through financial reporting and news services, including the website www.oshares.com.
Each day the Acquiring Funds are open for business, the OSI ETF Trust will publicly disseminate each Acquiring Fund's full portfolio holdings as of the close of the previous day through its website at www.oshares.com. In addition, each Business Day a portfolio composition file, which displays the names and quantities of the instruments comprising the In-Kind Creation Basket and In-Kind Redemption Basket, as well as the estimated Cash Component
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and Cash Redemption Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the NSCC.
Portfolio holdings information may not be provided prior to its public availability ("Non-Standard Disclosure") except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the CCO or, in his/her absence, any other authorized officer of the OSI ETF Trust if he or she determines that such disclosure is in the best interests of an Acquiring Fund's shareholders, no conflict exists between the interests of the Acquiring Fund's shareholders and those of O'Shares, FFCM or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.
INFORMATION ABOUT OTHER SERVICE PROVIDERS
Administrator, Fund Accounting Agent and Transfer Agent
JP Morgan Chase Bank, N.A. ("Administrator"), 70 Fargo Street, Boston, Massachusetts 02210, acts as administrator, fund accounting agent and transfer agent to the Acquiring Funds pursuant to an administration agreement. The Administrator provides the Acquiring Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Acquiring Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Acquiring Funds; the Acquiring Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Acquiring Funds under the service agreement. The Acquiring Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Custodian
JP Morgan Chase Bank, N.A. ("Custodian"), 4 Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian to the Acquiring Funds.
Independent Registered Public Accounting Firm
BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm to the Acquiring Funds. BBD provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as the OSI ETF Trust's legal counsel.
Distributor
Foreside Fund Services, LLC serves as the distributor of Creation Units for the Acquiring Funds on an agency basis. The OSI ETF Trust has entered into a Distribution Agreement ("Distribution Agreement"), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the OSI ETF Trust's Custodian and transfer agent. The Distributor's principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares will be continuously offered for sale only in Creation Units, as described in the section of this SAI entitled "Transactions in Creation Units. The Distributor also acts as an agent for the OSI ETF Trust for those activities described within the
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Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Acquiring Funds or which securities are to be purchased or sold by the Acquiring Funds. No compensation is payable by the OSI ETF Trust to the Distributor for such distribution services. However, O'Shares has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by O'Shares to the Distributor do not represent an additional expense to the OSI ETF Trust or its shareholders.
Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements
The OSI ETF Trust has entered into agreements with Foreside Compliance, with its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which Foreside Compliance provides the OSI ETF Trust with the services of individual(s) to serve as the OSI ETF Trust's CCO, AML compliance officer and Principal Financial Officer. Foreside Compliance does not have a role in determining the investment policies of the OSI ETF Trust or Acquiring Funds, or which securities are to be purchased or sold by the OSI ETF Trust or an Acquiring Fund.
Distribution and Service Plan
Shares are continuously offered for sale only in Creation Units, as described below under "Purchase and Issuance of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the OSI ETF Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Acquiring Funds or which securities are to be purchased or sold by the Acquiring Funds.
The OSI Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan"). In accordance with the Plan, each Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Acquiring Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Acquiring Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by any Acquiring Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in an Acquiring Fund.
If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to an Acquiring Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Acquiring Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Acquiring Fund Trustees in the manner described above. The Plan is terminable with respect to an Acquiring Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.
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Payments to Financial Intermediaries
O'Shares or another affiliate of the Acquiring Funds, out of its own resources, may provide additional compensation to third parties, including financial intermediaries. Such compensation is sometimes referred to as "revenue sharing". Compensation received by a third party from O'Shares or another affiliate of the Acquiring Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Acquiring Funds, including travel and lodging expenses. It may also cover costs incurred by a third party in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.
The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Acquiring Funds. To the extent that an Acquiring Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Acquiring Fund's transfer agent and/or administrator.
Any compensation received by a financial intermediary, whether from the Acquiring Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Acquiring Funds over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Acquiring Funds within its organization by, for example, placing it on a list of preferred funds.
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The OSI ETF Trust is a Delaware statutory trust and registered open-end investment company. The OSI ETF Trust was organized on April 12, 2016 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the OSI ETF Trust consists of eight series. The OSI Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the OSI ETF Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of OSI ETF Trust shareholders.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Acquiring Fund, only Shares of that Acquiring Fund may be entitled to vote on the matter. The OSI ETF Trust Instrument confers upon the OSI Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an Acquiring Fund may be individually redeemable. The OSI ETF Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an Acquiring Fund.
The OSI ETF Trust Instrument of the OSI ETF Trust disclaims liability of the shareholders or the officers of the OSI ETF Trust for acts or obligations of the OSI ETF Trust which are binding only on the assets and property of the OSI ETF Trust. The OSI ETF Trust Instrument provides for indemnification out of an Acquiring Fund's property for all loss and expense of an Acquiring Fund's shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a OSI ETF Trust shareholder incurring financial loss on account of shareholder liability is limited to
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circumstances in which an Acquiring Fund itself would not be able to meet the OSI ETF Trust's obligations and this risk should be considered remote.
If an Acquiring Fund does not grow to a size to permit it to be economically viable, the Acquiring Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The Depository OSI ETF Trust Company ("DTC") acts as a securities depositary for the Shares. The Shares of each Acquiring Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC has advised the OSI ETF Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The OSI ETF Trust understands that under existing industry practice, in the event the OSI ETF Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the OSI ETF Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the OSI ETF Trust and DTC, DTC is required to make available to the OSI ETF Trust, upon request and for a fee to be charged to the OSI ETF Trust, a listing of Share holdings of each DTC Participant. The OSI ETF Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The OSI ETF Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In
39

addition, the OSI ETF Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and are the responsibility of such DTC Participants. The OSI ETF Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The OSI ETF Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the OSI ETF Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the OSI ETF Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.
PROXY VOTING POLICY AND PROCEDURES
The OSI Board has delegated to O'Shares the responsibility to vote proxies related to the securities held in the Acquiring Funds' portfolios. Under this authority, O'Shares is required by the OSI Board to vote proxies related to portfolio securities in the best interests of the Acquiring Funds and their shareholders. The OSI Board permits O'Shares to contract with a third party to obtain proxy voting and related services.
While proxy voting is not integral to O'Shares' investment strategy, O'Shares has implemented a written Proxy Voting Policy and Procedure (the "Proxy Voting Policy") that is reasonably designed to ensure that O'Shares votes proxies prudently and in the best interest of the Acquiring Funds and its shareholders.
O'Shares has retained Broadridge Financial Solutions, Inc. ("Broadridge") as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Acquiring Funds in accordance with recommendations provided by Glass, Lewis & Co., LLC ("Glass Lewis"). Glass Lewis is a neutral third party that issues recommendations based on its own internal proxy voting guidelines. Using Glass Lewis' recommendations assists in limiting conflict of interest issues between O'Shares and the Acquiring Funds. Please see  Appendix A for the 2018 overview of Glass Lewis' proxy voting guidelines. O'Shares periodically conducts due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge. O'Shares does not retain Broadridge to conduct research concerning the manner in which proxies should be voted.
O'Shares retains the discretion to (i) depart from Glass Lewis' recommendations on routine or common matters, and (ii) vote in its discretion on non-routine or contentious matters (such votes in clauses (i) and (ii) are referred to as "Discretionary Votes").  For each Discretionary Vote, O'Shares will determine in accordance with its business judgment that the Discretionary Vote  is, on balance, in the best interests of the shareholders of the Acquiring Fund considering the facts and circumstances existing at the time of such vote.  O'Shares will report to the OSI Board at the next regularly scheduled quarterly OSI Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.
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Information regarding how the Acquiring Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, by calling 855-637-5383, or on the website of the SEC, www.sec.gov.
TRANSACTIONS IN CREATION UNITS
The Acquiring Funds sell and redeem Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units.
To purchase or redeem any Creation Units from an Acquiring Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant ("Participating Party") in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in DTC with access to the DTC system ("DTC Participant"), and you must execute an agreement ("Participant Agreement") with the Distributor that governs transactions in the Acquiring Fund's Creation Units.
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions "through the Clearing Process." Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions "outside the Clearing Process."
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Regular orders must be received by the Distributor by the "Closing Time" of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Acquiring Fund's NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.
The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will each correspond pro rata to the positions in the relevant Acquiring Fund's portfolio (including cash positions), except (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (3) to-be-announced transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the In-Kind Creation Basket and In-Kind Redemption Basket; (4) to the extent the Acquiring Fund determines, on a given Business Day, to use a representative sampling of the Acquiring Fund's portfolio; or (5) for temporary periods, to effect changes in the Acquiring Fund's portfolio as a result of the rebalancing of its Target Index.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day's NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Acquiring Fund's NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.
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Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.
Shares of the Acquiring Funds will only be issued against full payment, as further described in the Prospectus and this SAI.
Transaction Fees
To compensate the OSI ETF Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The "Creation Transaction Fee" and "Redemption Transaction Fee" are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. An additional charge ("Variable Fee") may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the OSI ETF Trust. O'Shares, subject to the approval of the OSI Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the OSI ETF Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.
The Standard Creation/Redemption Transaction Fees for the Acquiring Funds are identified in the table below. An additional Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit (inclusive of any transaction fees charged), may be charged for each creation and redemption.
Acquiring Fund	Standard Transaction Fee
O'Shares FTSE U.S. Quality Dividend ETF	$500
O'Shares FTSE Europe Quality Dividend ETF	$3,000
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	$4,500

Purchasing Creation Units
Fund Deposit. The consideration for a Creation Unit of an Acquiring Fund is the Fund Deposit plus the Transaction Fee. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of, the long positions in a Target Index held by an Acquiring Fund, and Cash Component, or an all cash payment.
The Cash Component may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the purchaser pays the Balancing Amount to the Acquiring Fund. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the Acquiring Fund pays the Balancing Amount to the purchaser.
The Administrator, in a Portfolio Composition File ("PCF") sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and quantities of the instruments comprising the In-Kind Creation Basket (subject to possible amendment or correction) to be included in the current Fund Deposit for the Acquiring Fund (based on information about the long positions in the Acquiring Fund's portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component (if any) for that day.
The Fund Deposit is applicable for purchases of Creation Units of the Acquiring Fund until such time as the next-announced Fund Deposit is made available. Each Acquiring Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things,
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corporate actions, investment rebalancing, and investment decisions by O'Shares are implemented for an Acquiring Fund's portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Acquiring Fund, and the Acquiring Fund's determination shall be final and binding.
Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the OSI ETF Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed ("Transmittal Date") if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Acceptance of Orders for Creation Units. The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the Participant Agreement.  The OSI ETF Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of an Acquiring Fund if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of an Acquiring Fund order, would own eighty percent (80%) or more of the outstanding Shares of such Acquiring Fund; (iii) the acceptance of the Fund Deposit would have certain adverse tax consequences, such as causing the Acquiring Fund no longer to meet RIC status under the Code for federal tax purposes; (iv) the acceptance of the Fund Deposit would, in the opinion of the Acquiring Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; (v) the acceptance of the Fund Deposit would otherwise, in the discretion of the Acquiring Fund, O'Shares and/or FFCM, have an adverse effect on the Acquiring Fund or on the rights of the Acquiring Fund's beneficial owners; or (vi) there exist circumstances outside the control of the Acquiring Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes.  Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Acquiring Funds, O'Shares, FFCM, the transfer agent, Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant OSI ETF Trust account by 11:00 a.m., Eastern time (the "DTC Cut-Off Time") of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using an Acquiring Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.
Creation Units may be created in advance of receipt by the OSI ETF Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of
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the In-Kind Creation Basket securities not delivered ("Additional Cash Deposit"). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the OSI ETF Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the OSI ETF Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Acquiring Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The OSI ETF Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the OSI ETF Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Redeeming Creation Units
Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by an Acquiring Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment minus the Transaction Fee. Investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Redemption Amount may include of a Balancing Amount.
The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the Acquiring Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the redeeming investor pays the Balancing Amount to the Acquiring Fund.
The Administrator, in a PCF sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) a list of the names and quantities of the instruments comprising the In-Kind Redemption Basket (subject to possible amendment or correction) to be included in the current Fund Redemption for the Acquiring Fund. The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day in certain limited circumstances (such as in connection with pending changes to an Acquiring Fund's Target Index). The Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Redemption Amount (if any) for that day.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Acquiring Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the OSI ETF Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in
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the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Acquiring Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the OSI ETF Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the OSI ETF Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the OSI ETF Trust has deemed such an order received, the OSI ETF Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the OSI ETF Trust.
Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. markets market that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Acquiring Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Acquiring Funds that invest in foreign securities during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar year 2018, the dates of regular holidays affecting the relevant securities markets are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2018
Australia
January 1	April 2	August 6	December 26
January 26	April 25	October 1
March 30	June 11	December 25

Austria
January 1	May 13	September 24	December 25
January 6	May 21	October 26	December 26
April 2	May 31	November 1
May 1	June 10	December 8
May 10	August 15	December 8

Belgium & Lux.
January 1	May 10	August 15	December 25
April 2	May 11	November 1
May 1	July 21	November 11

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Denmark
January 1	April 1	May 10	December 25
March 29	April 2	June 5	December 26
March 30	April 27	December 24	December 31

Finland
January 1	May 1	December 6	December 2631
January 6	May 10	December 24	December 31
March 30	June 22	December 25
April 2	June 23	December 25

France
March 25	October 28	December 25	December 26
May 1

Germany
January 1	April 2	May 21	December 26
March 25	May 1	October 3
March 30	May 10	December 25

Hong Kong
January 1	April 2	December 25	December 26
March 30

Italy
January 1	April 2	December 25	December 26
March 30	May 1

Japan
January 1	April 30	July 16	October 8
January 8	May 3	August 11	November 3
February 11	May 4	September 17	November 23
March 21	May 5	September 24	December 23

Netherlands
January 1	March 30	May 21	December 25
March 25	April 2	October 28	December 26

New Zealand
January 1	January 29	April 2	October 22
January 2	February 6	April 25	December 25
January 22	March 30	June 4	December 26

Norway
January 1	April 2	May 17	December 26
March 29	May 1	May 21
March 30	May 10	December 25

Portugal
January 1	May 1	June 13	November 1
March 19	May 6	June 24	December 1
March 30	May 31	August 15	December 8
April 25	June 10	October 5	December 25

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Singapore
January 1	May 1	August 9	December 25
March 30

South Korea
January 1	March 1	August 15	October 9
February 16	May 1	September 23	December 25
February 17	May 5	September 24
February 18	June 6	September 25
February 19	June 17	October 3

Spain
March 29	May 31	October 12	December 25
March 30	July 25	November 1
May 1	August 15	December 8

Sweden
January 1	April 2	June 6	December 25
January 6	May 1	June 22	December 26
March 30	May 10	June 23

Switzerland
January 1	April 2	May 21	December 25
January 2	May 10	August 1	December 26
March 30	May 21

UK
January 1	April 2	August 278	December 26
March 25	May 7	October 28
March 30	May 28	December 25

United States
January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12	January 1, 2019

Redemptions. The longest redemption cycle for an Acquiring Fund is a function of the longest redemption cycle among the countries whose securities comprise the Acquiring Funds. These worst case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible. In calendar year 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles for an Acquiring Fund as follows:
2018
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/21/2018	1/2/2019	12

Australia	12/21/18	01/02/19	12

Denmark	03/28/18	04/05/18	8
	12/21/2018	1/2/2019	12

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Finland	12/21/18	12/31/18	10

Hong Kong	02/14/18	02/26/18	12
	03/29/18	04/09/18	11
	09/28/18	10/10/18	12
	12/21/18	01/02/19	12

Japan	04/27/18	05/07/18	10
	12/28/18	01/08/19	11

Norway	03/28/18	04/05/18	8
	12/21/2018	1/2/2019	12

South Korea	09/21/18	10/01/18	10

Spain	03/28/18	04/05/18	8

Sweden	12/21/18	01/02/19	12

DETERMINATION OF NET ASSET VALUE
The net asset value, or NAV, of Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. An Acquiring Fund's NAV per Share is computed by dividing the net assets by the number of Shares outstanding.
TAXATION
Taxation of the Fund
Set forth below is a discussion of certain U.S. federal income tax considerations concerning the Acquiring Funds and the purchase, ownership, and disposition of an Acquiring Fund's Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts ("IRAs") and other retirement plans). This discussion is based upon present provisions of the Code and the regulations promulgated thereunder in effect as of the date hereof, and judicial decisions and administrative rulings in existence as of the date hereof, all of which are subject to changes, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of an Acquiring Fund's Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Election to be Taxed as a RIC. Each Acquiring Fund intends to qualify and to continue to be treated each year as a RIC. A RIC generally is not subject to federal income tax on net income and net capital gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Acquiring Fund generally must, among other things, satisfy the following requirements:
(a) derive in each taxable year at least 90% of its gross income from: (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTP," as defined below) (the income described in this paragraph (a), "Qualifying Income") ("Income Requirement");
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(b) diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the market value its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value its total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in: (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) the securities of one or more QPTPs (as defined below) ("Diversification Requirement"); and
(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year ("Distribution Requirement").
If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Acquiring Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Acquiring Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Acquiring Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Acquiring Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the OSI Board reserves the right not to maintain the qualification of the Acquiring Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Federal Excise Tax. Amounts not distributed on a timely basis are subject to a nondeductible 4% federal excise tax at the Acquiring Fund level. To avoid the tax, each Acquiring Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, an Acquiring Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Acquiring Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that all the Acquiring Funds will be able to do so.
Capital Loss Carryovers. The capital losses of the Acquiring Fund, if any, do not flow through to shareholders. Rather, the Acquiring Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Acquiring Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Acquiring Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Acquiring Fund's next taxable year, and the excess (if any) of the Acquiring Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Acquiring Fund's next taxable year. Any such net capital losses of the Acquiring Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Acquiring Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Acquiring Fund. An ownership change generally results when shareholders owning 5% or more of the Acquiring Fund increase their aggregate holdings by more than 50% over a three year look back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Acquiring Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Acquiring Fund's shareholders could result from an ownership change. The Acquiring Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of
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engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Acquiring Fund's control, there can be no assurance that the Acquiring Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Acquiring Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Acquiring Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Acquiring Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Foreign Income Tax. Investment income received by the Acquiring Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Acquiring Fund. The United States has entered into tax treaties with many foreign countries that entitle the Acquiring Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Acquiring Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Acquiring Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Acquiring Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Acquiring Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Acquiring Fund's assets to be invested in various countries is not known. Under certain circumstances, the Acquiring Fund may elect to pass-through foreign taxes paid by the Acquiring Fund to shareholders, although it reserves the right not to do so. If the Acquiring Fund makes such an election and obtains a refund of foreign taxes paid by the Acquiring Fund in a prior year, the Acquiring Fund may be eligible to reduce the amount of foreign taxes reported by the Acquiring Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Taxation of Portfolio Transactions
In General.  In general, gain or loss recognized by the Acquiring Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Diversification Requirement, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Acquiring Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
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For purposes of meeting the Diversification Requirement, the term "outstanding voting securities of such issuer" will include the equity securities of a QPTP.
If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow  or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called ''recapture income,'' will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or ''regular'' corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Acquiring Fund.
Options, Futures, and Swaps. Investments by an Acquiring Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether an Acquiring Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which an Acquiring Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by an Acquiring Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market with the result that unrealized gains or losses are treated as though they were realized.
The tax treatment of a payment made or received on a swap to which an Acquiring Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.
Transactions in options, futures, and swaps undertaken by the Acquiring Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an Acquiring Fund, and losses realized by the Acquiring Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that an Acquiring Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Acquiring Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by an Acquiring Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.
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Foreign Currency Transactions. The Acquiring Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Acquiring Fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, the Acquiring Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as passive foreign investment company ("PFIC"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Acquiring Fund will be treated as long-term capital gains by the Acquiring Fund and, in turn, may be distributed by the Acquiring Fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Acquiring Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Acquiring Fund in a non-U.S. REIT may subject the Acquiring Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Acquiring Fund's pro rata share of any such taxes will reduce the Acquiring Fund's return on its investment.  The Acquiring Fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Acquiring Fund — Foreign income tax."  Also, the Acquiring Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Acquiring Fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Acquiring Fund, will be allocated to shareholders of the RIC in
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proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income.  There can be no assurance that the Acquiring Fund will not allocate to shareholders excess inclusion income.
Constructive Sales. Under certain circumstances, each Acquiring Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Acquiring Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Acquiring Fund's holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Acquiring Fund's holding period and the application of various loss deferral provisions of the Code.
Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Acquiring Fund's taxable year and the Acquiring Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term "appreciated financial position" excludes any position that is "marked-to-market."
Fund Distributions
In general. For federal income tax purposes, distributions of investment company taxable income — generally consisting of net investment income, the excess of net short-term (i.e., investments held for one year or less) capital gain over net long-term (see below) capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid —are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that an Acquiring Fund has owned (or is treated as having owned) for more than one year (i.e., long –term capital gains) over net short-term capital losses-that are properly reported by an Acquiring Fund as capital gain dividends ("Capital Gain Dividends"), whether paid in cash or reinvested in Shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund's Shares. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not "qualified dividend income" (see below).
Distributions attributable to the excess of net gains from the sale of investments that an Acquiring Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover.
Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual's taxable income.
Distributions by an Acquiring Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such
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Shares. Return of capital distributions can occur for a number of reasons including, among others, an Acquiring Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Shareholders will be notified annually as to the U.S. federal tax status of Acquiring Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.
Distributions by the Acquiring Funds to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants as ordinary income without regard to the character of the income earned by the qualified plan.
Please consult a tax adviser for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Acquiring Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Acquiring Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Qualified Dividend Income. "Qualified dividend income" received by an individual shareholder will be taxed at the rates mentioned above applicable to long-term capital gain. In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, the Acquiring Fund must meet holding period and certain other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Acquiring Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States); or (b) treated as a PFIC.
Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Acquiring Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Acquiring Fund that so qualifies will be reported by the Acquiring Fund each year and cannot exceed the gross amount of dividends received by the Acquiring Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Acquiring Fund and the investor. Specifically, the amount that the Acquiring Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Acquiring Fund were debt-financed or held by the Acquiring Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Acquiring Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. (Under 2017 legislation commonly known as the "Tax Cuts and Jobs Act", corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning
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after December 31, 2017.) Income derived by the Acquiring Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits.   If more than 50% of the Acquiring Fund's total assets at the end of a fiscal year is invested in foreign securities, the Acquiring Fund may elect to pass through foreign taxes paid by the Acquiring Fund. If this election is made, the Acquiring Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Acquiring Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Acquiring Fund due to certain limitations that may apply. Each Acquiring Fund reserves the right not to pass through the amount of foreign income taxes paid by the Acquiring Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Dividends Declared in December and Paid in January. A distribution will be treated as paid on December 31 of a calendar year if it is declared by an Acquiring Fund in October, November or December of that year with a record date in such a month and paid by the Acquiring Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Disposition of Shares
Upon a redemption or sale of Shares of an Acquiring Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are held as capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of an Acquiring Fund's Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such Shares.
 An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
55

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Acquiring Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
A shareholder's cost basis information will be provided on the sale of any of the shareholder's Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Backup Withholding
Each Acquiring Fund may be required to withhold federal income tax ("backup withholding") from dividends paid, capital gains distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if: (1) the shareholder fails to furnish the Acquiring Fund with the shareholder's correct social security number or other taxpayer identification number and certify that the number is correct; (2) the IRS notifies the shareholder or the Acquiring Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding; or (4) the shareholder fails to certify that he or she is a U.S. person. The backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder's federal income tax liability.
In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in an Acquiring Fund should consult their tax advisors in this regard.
Non-U.S. Shareholders
Dividends, other than Capital Gain Dividends, paid by an Acquiring Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends an Acquiring Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a "foreign shareholder"), other than (1) dividends paid to a foreign shareholder whose ownership of the AcquiringFund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).
Generally, dividends reported by the Acquiring Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Acquiring Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Acquiring Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Acquiring Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Acquiring Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
56

If a beneficial owner of Shares who is a foreign person has a trade or business in the United States, and dividends from the Acquiring Fund are effectively connected with the conduct by the beneficial owner of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.
A beneficial holder of Shares who or that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital gain Dividend and certain other conditions are met.
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), an Acquiring Fund will be required to withhold 30% of the ordinary dividends it pays, and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gain dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Acquiring Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as foreign investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS, or with a governmental authority in its own country, in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to an Acquiring Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in an Acquiring Fund will need to provide an Acquiring Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in an Acquiring Fund.
Equalization Accounting
Each Acquiring Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Acquiring Fund distributes its capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise tax. Each Acquiring Fund may on its tax return treat as a distribution of investment company taxable income ("ICTI") or net capital gain ("NCG"), as the case may be, the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders portion of the Acquiring Fund's undistributed ICTI and NCG, respectively. This practice, which involves the use of "equalization" accounting, will have the effect of reducing the amount of ICTI and NCG that an Acquiring Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed ICTI or NCG will be reflected in the value of an Acquiring Fund's Shares. The total return on a shareholder's investment will not be reduced as a result of the Acquiring Fund's distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.
Tax Shelter Disclosure
Under Treasury regulations, if a shareholder recognizes a loss on a disposition of an Acquiring Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for
57

example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.
FINANCIAL STATEMENTS
No financial statements are available for the Acquiring Funds because the Acquiring Funds have not yet commenced operations.
58

APPENDIX A: Proxy Voting Guidelines

[to be provided]
59

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.
2. **ONLINE** at **[website]** using your control *number* found below.
3. **PHONE** dial toll-free [_______] to reach an automated touchtone voting line.
4. **LIVE** with a proxy representative when you call toll-free **XXX-XXX-XXXX** Monday through [Friday 9:00 a.m. to 10:00 p.m. Eastern Time].

CONTROL NUMBER ⇨ **SAMPLE**

[***FUND NAME HERE***]

A SERIES OF FQF Trust (the "Trust")

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the "Fund") and appoints [___], and each of them, proxies of the undersigned with full power of substitution to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 53 State Street, Suite 1308, Boston, Massachusetts 02109, on [ ], 2018 at [10:00 a.m. Eastern Time], or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the "Proposal") and instructs him to vote in his discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement/Prospectus dated [ ], 2018.

This proxy is solicited on behalf of the Board of Trustees of FQF Trust, on behalf of the Fund. Based in part on management's recommendation, the Board recommends that you vote "FOR" the Proposal. This proxy will be voted as specified. **If no specification is made, this proxy shall be voted FOR the Proposal.** If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote in their discretion.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2018. The Prospectus/Proxy Statement is also available at [___________].

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]#

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free [___]. Representatives are available to assist you Monday through Friday [9:00 a.m. to 10:00 p.m. Eastern Time.]

[***FUND NAME HERE****]

PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions.

BASED IN PART ON MANAGEMENT'S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. **To Approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustee of FQF Trust to reorganize the Fund, a series of FQF Trust, into a corresponding newly created series of OSI ETF Trust of the same name.**	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART C

OTHER INFORMATION

Item 15.
Indemnification.  Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust dated December 12, 2016. See Item 16(1)(a) below.

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act" or "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(a) Section 9 of the Investment Advisory Agreement

(b) Section 6 of the Investment Sub-Advisory Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c) Section 6 of the ETF Distribution Agreement

(d) Section 7 of the Global Custody Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(e) Section 6 of the Fund Services Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(f) Section 8 of the Agency Services Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(g) Section 3 of the Fund CCO and AMLO Agreement

(h) Section 3 of the Fund CFO/Treasurer Agreement

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant's previously filed registration statements on Form N-1A, indicated below, except as noted:

(1) Copies of the charter of the Registrant now in effect;

(a)
Certificate of Trust dated April 12, 2016 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A (Filed July 6, 2016) (the "Initial Registration Statement").

(b)
Amended and Restated Agreement and Declaration of Trust dated December 12, 2016, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(2) Copies of the existing bylaws or corresponding instrument of the Registrant;

(a)	By-Laws effective as of April 12, 2016 are incorporated herein by reference to the Initial Registration Statement.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a)	Form of Agreement and Plan of Reorganization and Termination is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)
Copies of all instruments defining the rights of holders of the securities being registered including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a)	Agreement and Declaration of Trust

(i) Article III, Shares
(ii) Article V, Shareholders' Voting Powers and Meetings
(iii) Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(iv) Article VIII, Certain Transactions: Section 4
(v) Article X, Miscellaneous: Section 4

(b) By-Laws
2

(i) Article II, Meetings of Shareholders
(ii) Article VI, Records and Reports: Section 1, 2 and 3
(iii) Article VII, General Matters: Section 3, 4, 6 and 7
(iv) Article VIII, Amendments: Section 1

(c) Part B, Statement of Additional Information – Item 22

(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a)
Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O'Shares Investment Advisers, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(i)
Schedule A to the Investment Advisory Agreement as amended and restated March 17, 2017, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(b)
Fee Waiver Agreement dated October 30, 2017, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c)
Investment Sub-Advisory Agreement dated December 12, 2016 between O'Shares Investment Advisers, LLC and Vident Investment Advisory, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(7)	Copies of each underwriting or distribution agreement between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(a)
ETF Distribution Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(b)
ETF Distribution Agreement Novation between OSI ETF Trust and Foreside Fund Services, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c)
Form of Authorized Participant Agreement. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(8)
Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such.  Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable.
3

(9)
Copies of all custodian agreements and depository contracts Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Global Custody Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

(a)
Distribution Plan, pursuant to Rule 12b-1. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

(a)	Legal Opinion and Consent of Counsel relating to the legality of the shares being offered, is filed herewith as Exhibit EX-16.11.a.

(12)
An opinion and consent to their use, of counsel or, in lieu of an opinion a copy of the revenue ruling from the Internal Revenue Service, supporting tax matters and consequences to shareholders discussed in the prospectus;

(a)	Opinion and Consent of Counsel with respect to certain tax consequences relating to the Agreement and Plan of Reorganization and Termination shall be filed by amendment pursuant to an undertaking.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on after the date of the filing the registration statement;

(a)
Fund Services Agreement dated December 21, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(b)
Agency Services Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c)
Fund CCO and AMLO Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(d)	Fund CFO/Treasurer Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to
4

Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(a)	Consent of Independent Registered Public Accounting Firm, is filed herewith as Exhibit EX-16.14.a.

(15)	All financial statements omitted pursuant to Item 14(a)(1);

Not Applicable

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a)	Power of Attorney, filed herewith as Exhibit EX-16.16.a.

(17)	Any additional exhibits which the Registrant may wish to file.

(a)
Code of Ethics of OSI ETF Trust. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(b)
Code of Ethics of O'Shares Investment Advisers, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c)
Code of Ethics of Vident Investment Advisory, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(d)
Code of Ethics of Foreside Financial Group, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinions and consents of counsel regarding the tax consequences of the proposed reorganizations required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and State of Massachusetts, on the 13th day of April, 2018.

OSI ETF Trust

BY:	/s/ Kevin Beadles
Kevin Beadles, President and Secretary

As required by the 1933 Act, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated above.

Signature	Title	Date

/s/ Kevin Beadles
Kevin Beadles	President and Secretary	April 13, 2018

/s/ Connor O'Brien
Connor O'Brien	Trustee	April 13, 2018

/s/ Richard M. Goldman*
Richard M. Goldman	Trustee	April 13, 2018

/s/ Charles A. Baker*
Charles A. Baker	Trustee	April 13, 2018

/s/ Jeffrey D. Haroldson*
Jeffrey D. Haroldson	Trustee	April 13, 2018

/s/ Joshua G. Hunter
Joshua G. Hunter	Treasurer	April 13, 2018

*BY:  /s/ Kevin Beadles
Kevin Beadles
Attorney-in-Fact
(Pursuant to Power of Attorney, filed herewith)

EXHIBIT INDEX

EXHIBIT	NO.
Legal Opinion and Consent of Counsel	EX-16.11.a
Consent of Independent Registered Public Accounting Firm	EX-16.14.a
Power of Attorney	EX-16.16.a